As filed with the Securities and Exchange Commission on March 8, 2019.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ___

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

711 High Street, Des Moines, Iowa 50392
(Address of Registrant's Principal Executive Offices)

515-247-5419
(Registrant's Telephone Number, Including Area Code)

Laura B. Latham
Assistant Counsel and Assistant Secretary, Principal Variable Contracts Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.
Title of Securities Being Registered: Class 1 and Class 2 Shares, par value $.01 per share.
No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective on April 8, 2019, pursuant to Rule 488.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
April __, 2019
Dear Contract Owner:
A Special Meeting of Shareholders (the "Meeting") of each of the Income Account ("Income"), the LargeCap Growth Account ("LargeCap Growth"), and the Multi-Asset Income Account ("Multi-Asset Income"), all series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 655 9th Street, Des Moines, Iowa 50392, on May 31, 2019 at (i) 10:30 a.m., Central Time, for Income, (ii) 10:45 a.m., Central Time, for LargeCap Growth, and (iii) 11:00 a.m., Central Time, for Multi-Asset Income.
At the Meeting, the shareholders of each of Income, LargeCap Growth, and Multi-Asset Income (each, an "Acquired Fund" and, together, the "Acquired Funds") will be asked to consider and approve a Plan of Acquisition (a "Plan") providing for its reorganization into the corresponding PVC series listed in the second column below (each, an "Acquiring Fund").

ACQUIRED FUND	ACQUIRING FUND
Income Account (Class 1 and Class 2)	Core Plus Bond Account (Class 1)

LargeCap Growth Account (Class 1 and Class 2)	LargeCap Growth Account I (Class 1)

Multi-Asset Income Account (Class 1 and Class 2)	SAM (Strategic Asset Management) Flexible Income Account (Class 1 and Class 2)
The Acquired Funds' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to one or more Acquired Funds. As a result, you have the right to instruct your insurance company how to vote the shares of the Acquired Funds that represent your contract value. Your insurance company will vote, in accordance with your instructions, the number of Acquired Fund shares that represents that portion of your contract value invested in each of the Acquired Funds as of March 29, 2019, the record date for the Meeting.
Under each Plan: (i) the applicable Acquiring Fund will acquire all the assets, subject to all the liabilities, of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (each, a “Reorganization”). As a result of each Reorganization, each shareholder of the applicable Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in each Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization.
For Income and LargeCap Growth, holders of Class 1 and Class 2 shares of each Acquired Fund will receive Class 1 shares of the corresponding Acquiring Fund. For Multi-Asset Income, holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. Each Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on June 7, 2019. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to that Fund's Reorganization. Effective following the close of business on June 14, 2019, the Class 2 shares of the Core Plus Bond Account will automatically convert to Class 1 shares of the Core Plus Bond Account, and the Class 2 shares of LargeCap Growth Account I will automatically convert to Class 1 shares of the LargeCap Growth Account I.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund to which you had allocated contract value as of March 29, 2019, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the proposals to be voted on at the Meeting.
The PVC Board of Directors has voted in favor of each proposed Reorganization and recommends that you vote FOR each Proposal.
In order for the shares of the Acquired Fund to which you had allocated contract value as of the record date to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then give your voting instructions in one of the following three ways:
By Internet: Follow the instructions located on your voting instruction card.
By Phone: The phone number is located on your voting instruction card. Be sure you have your control number, as printed on your voting instruction card, available when you call.
By Mail: Complete and sign your voting instruction card and enclose it in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt by us by May 30, 2019.
We appreciate you taking the time to respond to this important matter. Your vote is important. If you have any questions regarding your Fund's Reorganization, please call our Shareholder Services Department toll-free at 1 (800) 222-5852.
Sincerely,
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Contract Owners of the Income Account, the LargeCap Growth Account, and the Multi-Asset Income Account:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Income Account ("Income"), the LargeCap Growth Account ("LargeCap Growth"), and the Multi-Asset Income Account ("Multi-Asset Income") (each, an "Acquired Fund" and, collectively, the “Acquired Funds”), each a series of Principal Variable Contracts Funds, Inc. (“PVC”), will be held at 655 9th Street, Des Moines, Iowa 50392, on May 31, 2019 at (i) 10:30 a.m., Central Time, for Income, (ii) 10:45 a.m., Central Time, for LargeCap Growth, and (iii) 11:00 a.m., Central Time, for Multi-Asset Income. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposals as well as any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal 1:	Approval of a Plan of Acquisition providing for the reorganization of the Income Account (Class 1 and Class 2) into the Core Plus Bond Account (Class 1).
(Only shareholders of the Income Account will vote on this proposal.)

Proposal 2:	Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Growth Account (Class 1 and Class 2) into the LargeCap Growth Account I (Class 1).
(Only shareholders of the LargeCap Growth Account will vote on this proposal.)

Proposal 3:
Approval of a Plan of Acquisition providing for the reorganization of the Multi-Asset Income Account (Class 1 and Class 2) into the SAM (Strategic Asset Management) Flexible Income Account (Class 1 and Class 2).

(Only shareholders of the Multi-Asset Income Account will vote on this proposal.)
The PVC Board of Directors recommends that shareholders of each Acquired Fund vote FOR the Proposals.
Approval of each Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus under "Voting Information - Voting rights") of the applicable Acquired Fund.
Each shareholder of record of each Acquired Fund at the close of business on March 29, 2019, the record date for the Meeting (the "Record Date"), is entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof. The Acquired Funds' shareholders of record are insurance company separate accounts that offer variable life and variable annuity contracts. You are receiving these materials because you own a variable annuity contract or variable life insurance policy issued by an insurance company that is a shareholder of record, and you have allocated contract value of such contract or policy to one or more Acquired Funds. As a result, you have the right to instruct your insurance company how to vote the shares of the Acquired Funds that represent your contract value. Your insurance company will vote, in accordance with your instructions, the number of Acquired Fund shares that represents that portion of your contract value invested in each of the Acquired Funds as of the Record Date.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Michael J. Beer
President and Chief Executive Officer
April __, 2019
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 31, 2019
RELATING TO THE REORGANIZATION OF:

1)	THE INCOME ACCOUNT (Class 1 and Class 2) INTO THE CORE PLUS BOND ACCOUNT (Class 1)

2)	THE LARGECAP GROWTH ACCOUNT (Class 1 and Class 2) INTO THE LARGECAP GROWTH ACCOUNT I (Class 1)

3)	THE MULTI-ASSET INCOME ACCOUNT (Class 1 and Class 2) INTO THE SAM (Strategic Asset Management) FLEXIBLE INCOME ACCOUNT (Class 1 and Class 2)
This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Principal Variable Contracts Funds, Inc. (“PVC”) to be used at a Special Meeting of Shareholders (the "Meeting") of the Income Account ("Income"), the LargeCap Growth Account ("LargeCap Growth"), and the Multi-Asset Income Account ("Multi-Asset Income"), all series of PVC, to be held at 655 9th Street, Des Moines, Iowa 50392, on May 31, 2019 at (i) 10:30 a.m., Central Time, for Income, (ii) 10:45 a.m., Central Time, for LargeCap Growth, and (iii) 11:00 a.m., Central Time, for Multi‑Asset Income.
At the Meeting, the shareholders of each of Income, LargeCap Growth, and Multi-Asset Income (each, an "Acquired Fund" and, together, the "Acquired Funds") will be asked to consider and approve a Plan of Acquisition (each, a "Plan") providing for its reorganization into the corresponding PVC series listed in the second column below (each, an "Acquiring Fund" and, together, the "Acquiring Funds") (the Acquired Funds and Acquiring Funds, together, the "Funds"). Each of these Funds is a separate series of PVC. PVC is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

ACQUIRED FUND	ACQUIRING FUND
Income Account (Class 1 and Class 2)	Core Plus Bond Account (Class 1)

LargeCap Growth Account (Class 1 and Class 2)	LargeCap Growth Account I (Class 1)

Multi-Asset Income Account (Class 1 and Class 2)	SAM (Strategic Asset Management) Flexible Income Account (Class 1 and Class 2)
All shares of the Acquired Funds are owned of record by insurance company separate accounts ("Separate Accounts") established to fund benefits under variable annuity contracts and variable life insurance policies (each, a "Contract") issued by such insurance companies (each, an "Insurance Company"). Persons holding Contracts are referred to herein as "Contract Owners."
Under each Plan: (i) the applicable Acquiring Fund will acquire all the assets, subject to all the liabilities, of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (each, a “Reorganization”). As a result of each Reorganization, each shareholder of the applicable Acquired Fund will become a shareholder of the corresponding Acquiring Fund. The total value of all shares of each Acquiring Fund issued in each Reorganization will equal the total value of the net assets of the corresponding Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization.

1)	Holders of Class 1 and Class 2 shares of the Income Account (Acquired Fund) will receive Class 1 shares of the Core Plus Bond Account (Acquiring Fund).

2)	Holders of Class 1 and Class 2 shares of the LargeCap Growth Account (Acquired Fund) will receive Class 1 shares of the LargeCap Growth Account I (Acquiring Fund).

3)
Holders of Class 1 and Class 2 shares of the Multi-Asset Income Account (Acquired Fund) will receive, respectively, Class 1 and Class 2 shares of the SAM (Strategic Asset Management) Flexible Income Account (Acquiring Fund).

Each Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on June 7, 2019. Effective following the close of business on June 14, 2019, the Class 2 shares of the Core Plus Bond Account will automatically convert to Class 1 shares of the Core Plus Bond Account, and the Class 2 shares of LargeCap Growth Account I will automatically convert to Class 1 shares of the LargeCap Growth Account I.
Approval of each Reorganization will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined below in this Proxy Statement/Prospectus under "Voting Information - Voting rights") of the applicable Acquired Fund. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to that Fund's Reorganization. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Forms of Plans of Acquisition, which are attached hereto as Appendix A.
This Proxy Statement/Prospectus contains information shareholders should know before voting on any Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of each Acquired Fund and Acquiring Fund. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended December 31, 2018. Copies of these reports may be obtained at no charge by calling our Shareholder Services Department toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses-pvc.
The Statement of Additional Information dated April ____, 2019 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the SEC (File No. 333-______) and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus dated May 1, 2018 and as supplemented, and the Statement of Additional Information for PVC dated May 1, 2018 and as supplemented, have been filed with the SEC (File No. 002-35570). Copies of these documents may be obtained without charge by writing to Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852. You may also call our Shareholder Services Department toll free at 1 (800) 222-5852 if you have any questions regarding your Fund's Reorganization.

PVC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
Important Notice Regarding Availability of Proxy Statement/Prospectus for the Shareholders’ Meeting to be Held on May 31, 2019.
This Proxy Statement/Prospectus is available on the Internet at:
https://www.
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is April __, 2019.

TABLE OF CONTENTS
Page

INTRODUCTION	4
THE REORGANIZATIONS	5
PROPOSAL 1: Approval of a Plan of Acquisition Providing for the Reorganization of the Income Account into the Core Plus Bond Account	8
Comparison of Acquired and Acquiring Funds	8
Comparison of Investment Objectives and Strategies	9
Comparison of Principal Investment Risks	10
Fees and Expenses of the Funds	12
Performance	14
Board Consideration of the Reorganization	16
PROPOSAL 2: Approval of a Plan of Acquisition Providing for the Reorganization of the LargeCap Growth Account into the LargeCap Growth Account I	17
Comparison of Acquired and Acquiring Funds	17
Comparison of Investment Objectives and Strategies	19
Comparison of Principal Investment Risks	19
Fees and Expenses of the Funds	20
Performance	23
Board Consideration of the Reorganization	25
PROPOSAL 3: Approval of a Plan of Acquisition Providing for the Reorganization of the Multi-Asset Income Account into the SAM (Strategic Asset Management) Flexible Income Account	26
Comparison of Acquired and Acquiring Funds	26
Comparison of Investment Objectives and Strategies	27
Comparison of Principal Investment Risks	28
Fees and Expenses of the Funds	31
Performance	34
Board Consideration of the Reorganization	36
INFORMATION ABOUT THE REORGANIZATION	37
Plans of Acquisition	37
Description of the Securities to Be Issued	38
Federal Income Tax Consequences	38
CAPITALIZATION	40
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS	43
ADDITIONAL INFORMATION ABOUT THE FUNDS	63
Multiple Classes of Shares	63
Intermediary Compensation	63
Dividends and Distributions	63
Pricing of Fund Shares	63
TAX INFORMATION	64

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the Plan and the Reorganization.
Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 36 separate series (the “PVC Accounts”), including the Acquired and Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PVC Accounts is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Principal Life’s and PGI’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, and PFD’s address is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
Investment Management. Pursuant to an investment advisory agreement with PVC, PGI provides investment advisory services and is also responsible for, among other things, administering the business and affairs of each PVC Account. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub‑advisors that manage the investment of the assets of the PVC Accounts pursuant to sub-advisory agreements.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly-owned subsidiary of PFG.

THE REORGANIZATIONS
At its meeting held on December 11, 2018, the PVC Board of Directors (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PVC (the “Independent Directors”), approved each Reorganization pursuant to the corresponding Plan providing for the combination of each Acquired Fund into the corresponding Acquiring Fund. The Board concluded that each Reorganization is in the best interests of the applicable Acquired Fund and the corresponding Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve each Reorganization as to each Acquired Fund are discussed in each Proposal under “Board Consideration of the Reorganization.”
Each Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of each Reorganization, each shareholder of the applicable Acquired Fund will become a shareholder of the corresponding Acquiring Fund. In each Reorganization, the applicable Acquiring Fund will issue to the corresponding Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of each Reorganization is expected to be on or about June 7, 2019.
Holders of Class 1 and Class 2 shares of the Income Account will receive Class 1 shares of the Core Plus Bond Account.
Holders of Class 1 and Class 2 shares of the LargeCap Growth Account will receive Class 1 shares of the LargeCap Growth Account I.
Holders of Class 1 and Class 2 shares of the Multi-Asset Income Account will receive, respectively, Class 1 and Class 2 shares of the SAM (Strategic Asset Management) Flexible Income Account.
Effective following the close of business on June 14, 2019, the Class 2 shares of the Core Plus Bond Account will automatically convert to Class 1 shares of the Core Plus Bond Account, and the Class 2 shares of LargeCap Growth Account I will automatically convert to Class 1 shares of the LargeCap Growth Account I.
All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The terms and conditions of each Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Forms of Plans of Acquisition, which are attached hereto as Appendix A.
Proposal 1: Reorganization of the Income Account into the Core Plus Bond Account
In the opinion of legal counsel, the Reorganization is expected to be considered a taxable transaction for federal income tax purposes, and the Acquired Fund will recognize capital gains or losses on the Effective Date; however, since the taxable impact of the transaction does not flow through to the Contract Owners of the insurance company separate accounts that own the Acquired Fund shares, the Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. The taxable impact of capital gains realized in connection with repositioning the Acquired Fund's portfolio in connection with the Reorganization is not expected to flow through to the Contract Owners of the insurance company separate accounts that own the Acquired Fund shares. Please see “Information About the Reorganization - Federal Income Tax Consequences" for additional information about the federal income tax consequences of the Reorganization.
The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Ongoing Fees - Purchase of Fund Shares" and "Ongoing Fees - Sale of Fund Shares.”

The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and solicitation costs and audit fees, will be paid by the Acquired Fund shareholders because the benefits of the Reorganization to Acquired Fund shareholders (as described under "Proposal 1 - Board Consideration of the Reorganization") are expected to outweigh these expenses and fees within twelve months. The costs are estimated to be $5,350. If the Reorganization is approved, the PVC SAM Portfolios, which are other series of PVC that own shares of the Acquired Fund, are expected to redeem their entire investment prior to the Effective Time, leaving approximately $14 million in assets under management in the Acquired Fund. The Acquired Fund will reposition its remaining portfolio prior to the Effective Time for the purpose of transferring only those assets that are consistent with the Acquiring Fund's investment strategy. The estimated trading costs are $28,000 (or 0.01% of the Acquiring Fund's net assets). It is expected that, for the entire repositioning, approximately $1.1 million (or 8.6%) of the portfolio securities of the Acquired Fund will be disposed of and new securities purchased. Each of the Acquired Fund and Acquiring Fund qualifies, and following the Reorganization it is expected that the Acquiring Fund will continue to qualify, as a Regulated Investment Company (“RIC”) for tax purposes.
Proposal 2: Reorganization of the LargeCap Growth Account into the LargeCap Growth Account I
In the opinion of legal counsel, the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders. The taxable impact of capital gains realized in connection with repositioning the Acquired Fund's portfolio in connection with the Reorganization is not expected to flow through to the Contract Owners of the insurance company separate accounts that own the Acquired Fund shares. Please see “Information About the Reorganization - Federal Income Tax Consequences" for additional information about the federal income tax consequences of the Reorganization.
The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Ongoing Fees - Purchase of Fund Shares" and "Ongoing Fees - Sale of Fund Shares."
The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and solicitation costs and audit fees, will be paid by the Acquired Fund shareholders because the benefits of the Reorganization to Acquired Fund shareholders (as described under "Proposal 2 - Board Consideration of the Reorganization") are expected to outweigh these expenses and fees within twelve months. The costs are estimated to be $16,850. The Acquired Fund will reposition its portfolio prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund's investment strategy. Based on commission rates typically paid by the Acquired Fund, it is estimated that in connection with the repositioning of the assets of the Acquired Fund, the Acquired Fund will incur brokerage commissions of $16,500 (or 1.3 basis points). It is expected that for the entire repositioning, approximately 69% of the portfolio securities of the Acquired Fund will be disposed of and new securities purchased. Each of the Acquired Fund and Acquiring Fund qualifies, and following the Reorganization it is expected that the Acquiring Fund will continue to qualify, as a RIC for tax purposes.
Proposal 3: Reorganization of the Multi-Asset Income Account into the SAM (Strategic Asset Management) Flexible Income Account
In the opinion of legal counsel, the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders. The taxable impact of capital gains realized in connection with repositioning the Acquired Fund's portfolio in connection with the Reorganization is not expected to flow through to the Contract Owners of the insurance company separate accounts that own the Acquired Fund shares. Please see “Information About the Reorganization - Federal Income Tax Consequences" for additional information about the federal income tax consequences of the Reorganization.
The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Ongoing Fees - Purchase of Fund Shares" and "Ongoing Fees - Sale of Fund Shares."

The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and solicitation costs and audit fees, will be paid by the Acquired Fund shareholders because the benefits of the Reorganization to Acquired Fund shareholders (as described under "Proposal 3 - Board Consideration of the Reorganization") are expected to outweigh these expenses and fees within twelve months; however, due to expense caps currently in place for the Acquired Fund and low assets under management, PGI will end up bearing these expenses and fees. The costs are estimated to be $4,850. The Acquired Fund will reposition its portfolio prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund's investment strategy. Since the transition is occurring between two fund-of-fund accounts that hold internal funds, the Acquired Fund will redeem its underlying funds and transfer cash on the designated day to complete the Reorganization. There are no brokerage commissions associated with these trades. Each of the Acquired Fund and Acquiring Fund qualifies, and following the Reorganization it is expected that the Acquiring Fund will continue to qualify, as a RIC for tax purposes.

PROPOSAL 1:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
INCOME ACCOUNT INTO THE CORE PLUS BOND ACCOUNT
Shareholders of the Income Account (the “Acquired Fund”) are being asked to approve the Plan, which provides for the reorganization of the Acquired Fund into the Core Plus Bond Account (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to the Acquired and Acquiring Funds. As indicated in the tables, the Funds have similar objectives in that the Acquired Fund seeks to provide a high level of current income consistent with preservation of capital while the Acquiring Fund seeks to provide current income and, as a secondary objective, capital appreciation. The Funds also have similar investment strategies and risks in that both Funds employ a strategy that focuses on a diversified pool of fixed-income securities, typically corporate bonds (both investment grade and below investment grade), asset-backed securities, and U.S. Treasury and agency bonds. The principal differences are that the maximum allowance for below investment grade corporate bonds and bank loans is higher within the Acquired Fund, and the Acquiring Fund utilizes derivatives as a principal strategy.

Income Account (Acquired Fund)	Core Plus Bond Account (Acquiring Fund)
Approximate Net Assets as of December 31, 2018:
$181,771,064	$281,520,295
INVESTMENT ADVISOR
PGI	PGI

PGI PORTFOLIO MANAGERS
John R. Friedl has been with Principal® since 2017. Prior thereto, he was with Edge Asset Management, Inc. (which merged with and into PGI in 2017) since 1998. He earned a B.A. in Communications and History from the University of Washington and a master's degree in Finance from Seattle University. Mr. Friedl has earned the right to use the Chartered Financial Analyst designation.
Ryan P. McCann has been with Principal® since 2010. He earned a B.A. in Business Administration from Washington State University. Mr. McCann has earned the right to use the Chartered Financial Analyst designation.
Scott J. Peterson has been with Principal® since 2002. He earned a bachelor’s degree in Mathematics from Brigham Young University and an M.B.A. from New York University’s Stern School of Business. Mr. Peterson has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong has been with Principal® since 1992. He earned a bachelor’s degree from Kearney State College and an M.B.A. from the University of Iowa. Mr. Armstrong has earned the right to use the Chartered Financial Analyst designation.
Tina Paris has been with Principal® since 2001. She earned a bachelor's degree in Finance and Economics from the University of Northern Iowa and an M.B.A with an emphasis in Finance from the University of Iowa. Ms. Paris has earned the right to use the Chartered Financial Analyst designation.
Timothy R. Warrick has been with Principal® since 1990. He earned a bachelor’s degree in Accounting and Economics from Simpson College and an M.B.A. in Finance from Drake University. Mr. Warrick has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

Income Account (Acquired Fund)	Core Plus Bond Account (Acquiring Fund)

INVESTMENT OBJECTIVES
The Acquired Fund seeks to provide a high level of current income consistent with preservation of capital.	The Acquiring Fund seeks to provide current income and, as a secondary objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Acquired Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (securitized products) (including collateralized mortgage obligations). The Acquired Fund may invest up to 35% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, those selecting such investments will determine whether the bond is of a quality comparable to those rated below investment grade; if securities are rated differently by the rating agencies, the highest rating is used). The Acquired Fund also invests in foreign securities.
Under normal circumstances, the Acquired Fund maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, which as of December 31, 2018 was 5.87 years. The Acquired Fund is not managed to a particular maturity.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other debt securities at the time of purchase. Such investments include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations); asset-backed securities or mortgage-backed securities (securitized products); corporate bonds; and securities issued or guaranteed by foreign governments payable in U.S. dollars. The Acquiring Fund invests in investment-grade securities, and with respect to up to 20% of its assets, in below investment grade securities (sometimes called “high yield” or "junk") which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the security has been rated by only one of those agencies, that rating will determine whether the security is below investment grade; if the security has not been rated by either of those agencies, those selecting such investments will determine whether the security is of a quality comparable to those rated below investment grade. If securities are rated differently by the rating agencies, the highest rating is used). The Acquiring Fund invests in foreign securities. The Acquiring Fund is not managed to a particular maturity. Under normal circumstances, the Acquiring Fund maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index, which as of December 31, 2018 was 5.87 years. The Acquiring Fund actively trades portfolio securities.
The Acquiring Fund enters into dollar roll transactions which may involve leverage. The Acquiring Fund invests in derivatives, included Treasury futures and interest rate swaps to manage the fixed-income exposure (including for hedging purposes) and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."

Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise and generally increases when interest rates fall. Higher interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.
Additional Principal Risks of Investing in the Acquiring Fund:
The following are additional principal risks of investing in the Acquiring Fund that are not principal risks of investing in the Acquired Fund:
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•
Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

•
Futures and Swaps. These derivative instruments involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the instruments; possible lack of a liquid secondary market for an instrument and the resulting inability to close it when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet any applicable daily variation margin requirements.

Hedging Risk. A fund that implements a hedging strategy using derivatives and/or securities could expose the fund to the risk that can arise when a change in the value of a hedge does not match a change in the value of the asset it hedges. In other words, the change in value of the hedge could move in a direction that does not match the change in value of the underlying asset, resulting in a risk of loss to the fund.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund’s net asset value, or diminish the fund’s performance.
Portfolio Turnover (Active Trading) Risk. High portfolio turnover (more than 100%) caused by actively trading portfolio securities may result in accelerating the realization of taxable gains and losses, lower fund performance and increased brokerage costs.

Additional Principal Risks of Investing in the Acquired Fund:
There are no additional principal risks of investing in the Acquired Fund that are not included above in "Principal Risks Applicable to Both Funds."
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2018; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2018; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2018, assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2018.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.
Holders of Class 1 and Class 2 shares of the Income Account will receive Class 1 shares of the Core Plus Bond Account.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Income Account (Acquired Fund)
	Class 1	Class 2
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.51%	0.76%

Core Plus Bond Account (Acquiring Fund)
	Class 1	Class 2
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Acquired Funds Fees and Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.48%	0.73%

Core Plus Bond Account (Acquiring Fund) (Pro forma assuming Reorganization)
	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.01%	0.01%
Acquired Funds Fees and Expenses	0.01%	0.01%
Total Annual Account Operating Expenses	0.42%	0.67%	(1) (2)
(1) Effective following the close of business on June 14, 2019, the Class 2 shares will automatically convert to Class 1 shares.
(2) If the Reorganization is approved, the PVC SAM Portfolios, which are other series of PVC that own shares of the Acquired Fund, are expected to redeem their entire investment prior to the Effective Time. If such redemption occurs, the pro forma annual account operating expenses are expected to be 0.47% for Class 1 and 0.72% for Class 2.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

ACCOUNT		1 Year	3 Years	5 Years	10 Years

Income (Acquired Fund)	Class 1	$52	$164	$285	$640
Income (Acquired Fund)	Class 2	78	243	422	942

Core Plus Bond (Acquiring Fund)	Class 1	$49	$154	$269	$604
Core Plus Bond (Acquiring Fund)	Class 2	75	233	406	906

Core Plus Bond (Acquiring Fund) (Pro forma assuming Reorganization)	Class 1	$43	$135	$235	$530
Core Plus Bond (Acquiring Fund) (Pro forma assuming Reorganization)	Class 2	68	214	373	835
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 9.4% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 127.5%
Investment Management Fees
The Funds each pay their investment advisor, PGI, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

Income Account (Acquired Fund)		Core Plus Bond Account (Acquiring Fund)
First $2 Billion	0.50%	First $100 Million	0.50%
Over $2 Billion	0.45%	Next $100 Million	0.45%
		Next $100 Million	0.40%
		Next $100 Million	0.35%
		Thereafter	0.30%
The fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended December 31, 2018 was:

Income Account (Acquired Fund)	Core Plus Bond Account (Acquiring Fund)
0.50%	0.45%
Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement and any sub-advisory agreements is as follows:

Annual Report to Shareholders for the period ending December 31, 2018
Account	Management Agreement
Income (Acquired Fund)	X
Core Plus Bond (Acquiring Fund)	X

Performance
The following information provides some indication of the risks of investing in the Acquiring and Acquired Funds by showing their performance from year to year and by showing how the Acquiring and Acquired Fund’s average annual returns for 1, 5, and 10 years compare with those of one or more broad measures of market performance.
Past performance is not necessarily an indication of how the Funds will perform in the future. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.
Calendar Year Total Return (%) as of 12/31 Each Year
Income Account (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	7.98%
Lowest return for a quarter during the period of the bar chart above:	Q2 '13	(2.39)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Income Account - Class 1	0.78%	3.26%	5.84%
Income Account - Class 2	0.47%	3.01%	5.58%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	3.48%

Calendar Year Total Return (%) as of 12/31 Each Year
Core Plus Bond Account (Acquiring Fund)
For periods prior to the inception date of Class 2 shares (May 1, 2015), the performance shown in the table for Class 2 shares is that of the Acquiring Fund's Class 1 shares, adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Highest return for a quarter during the period of the bar chart above:	Q3 '09	9.32%
Lowest return for a quarter during the period of the bar chart above:	Q4 '16	(2.53)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Core Plus Bond Account - Class 1	(1.41)%	2.41%	5.67%
Core Plus Bond Account - Class 2	(1.63)%	2.15%	5.40%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	3.48%

Board Consideration of the Reorganization
At its December 11, 2018 meeting, the PVC Board of Directors considered information presented by PGI. The Board requested and evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:

•
the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund, including the anticipated redemption by affiliated fund-of-fund products of assets invested in the Acquiring Fund;

•	the Funds’ similar investment objectives and principal investment strategies and risks, and identical fundamental investment restrictions;

•	the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratio of the Acquired Fund following the Reorganization;

•
the expected automatic conversion of Class 2 shares of the Acquiring Fund into Class 1 shares and that Class 2 shareholders of the Acquired Fund would become Class 1 shareholders of the Acquiring Fund in the Reorganization;

•	the estimated costs of the Reorganization, including audit and proxy-related costs, and that such costs will be borne by the Acquired Fund;

•	the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

•	information regarding the Funds’ investment performance and risk-return profiles;

•	the direct or indirect federal income tax consequences of the Reorganization and their expected impact on Contract Owners of the insurance separate accounts that own the Acquired Fund shares;

•	any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;

•	the absence of any material differences in the rights of shareholders of the Funds;

•	the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•	the terms and conditions of the Plan; and

•	possible alternatives to the Reorganization, including liquidation of the Acquired Fund.
The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•
based on information provided by PGI, the Board expects a significant withdrawal of assets from the Acquired Fund as a result of the anticipated redemption by affiliated fund-of-funds products of assets invested in the Acquired Fund and believes there is otherwise a lack of foreseeable demand or prospects for scalable growth for the Acquired Fund;

•	based on information provided by PGI, the Board believes the prospects for growth and for achieving economies of scale are better for the Acquiring Fund than the Acquired Fund;

•	the Reorganization is expected to result in a decrease in the expense ratio for all shareholders of the Acquired Fund;

•	the Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies and risks; and

•	based on information provided by PGI, the Board believes all Acquired Fund shareholders will receive comparable investment performance post-Reorganization.

PROPOSAL 2:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
LARGECAP GROWTH ACCOUNT INTO THE
LARGECAP GROWTH ACCOUNT I
Shareholders of the LargeCap Growth Account (the “Acquired Fund”) are being asked to approve the Plan, which provides for the reorganization of the Acquired Fund into the LargeCap Growth Account I (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to the Acquired and Acquiring Funds. As indicated in the tables, the Funds have the same objective in that both Funds seek long-term growth of capital. The Funds also have similar investment strategies and risks in that both in that both Funds employ a strategy that focuses on large capitalization growth securities. The principal differences are that the Acquiring Fund is multi-managed, and the Acquired Fund employs a more passive ehanced index strategy on up to 30% of the Fund's assets.

LargeCap Growth Account (Acquired Fund)	LargeCap Growth Account I (Acquiring Fund)
Approximate Net Assets as of December 31, 2018:
$100,289,522	$299,298,482
INVESTMENT ADVISOR
PGI	PGI

SUB-ADVISORS
Columbus Circle Investors ("CCI")	Brown Advisory, LLC
T. Rowe Price Associates, Inc.

CCI PORTFOLIO MANAGERS	PGI PORTFOLIO MANAGERS
Thomas J. Bisighini has been with CCI since 2004. He earned a B.S. from Bentley College and an M.B.A. in Finance from Fordham University. Mr. Bisighini has earned the right to use the Chartered Financial Analyst designation.
Anthony Rizza has been with CCI since 1991. He earned a B.S. in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation.

The Acquiring Fund has two sub-advisors. For the Acquiring Fund, a team at PGI consisting of James Fennessey and Randy Welch, determines the portion of the Acquiring Fund's assets each sub-advisor will manage and may, from time to time, reallocate Fund assets between PGI acting in a discretionary advisory capacity and the sub-advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of PGI and each sub-advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in PGI or each sub-advisor's firm or investment professionals or changes in the number of sub-advisors. Ordinarily, reallocations of Fund assets among sub-advisors occur as a sub-advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among sub-advisors. This team shares equally in the day-to-day portfolio management responsibility and agrees on allocation decisions.
James W. Fennessey has been with Principal® since 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting, and coordinating investment performance data and evaluation of the investment managers under the due diligence process that monitors investment managers used by the Principal Funds. Mr. Fennessey earned a B.S. in Business Administration, with an emphasis in Finance, and a minor in Economics from Truman State University. He has earned the right to use the Chartered Financial Analyst designation.
Randy L. Welch has been with Principal® since 1989 and oversees the functions of the Manager Selection & Investment Support Team, which includes investment manager research, investment consulting, performance analysis, and attribution. He is also responsible for the due diligence process that monitors investment managers on Principal's platform. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned a B.A. in Business/Finance from Grand View College and an M.B.A. from Drake University.

Comparison of Investment Objectives and Strategies

LargeCap Growth Account (Acquired Fund)	LargeCap Growth Account I (Acquiring Fund)

INVESTMENT OBJECTIVES
The Acquired Fund seeks long-term growth of capital.	The Acquiring Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Acquired Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For the Acquired Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index (as of December 31, 2018, this range was between approximately $921.7 million and $780.4 billion). The Acquired Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For the Acquiring Fund, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index (as of December 31, 2018, this range was between approximately $921.7 million and $780.4 billion). The Acquired Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Global Investors, LLC invests up to 30% of the Acquiring Fund's assets in equity securities in an attempt to match or exceed the performance of the Russell 1000® Growth Index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Acquiring Fund's remaining assets are managed by the sub-advisors.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.

Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund. There are no additional principal risks of investing in either the Acquired Fund or the Acquiring Fund that are not included below.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2018; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2018; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2018, assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2018.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.
Holders of Class 1 and Class 2 shares of the LargeCap Growth Account will receive Class 1 shares of the LargeCap Growth Account I.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

LargeCap Growth Account (Acquired Fund)
	Class 1	Class 2
Management Fees	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses (1)	0.01%	0.01%
Total Annual Account Operating Expenses	0.69%	0.94%

LargeCap Growth Account I (Acquiring Fund)
	Class 1	Class 2
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses (1)	0.01%	0.01%
Total Annual Account Operating Expenses	0.76%	1.01%
Fee Waiver (2)	(0.02)%	(0.02)%
Total Annual Account Operating Expenses after Fee Waiver	0.74%	0.99%

LargeCap Growth Account I (Acquiring Fund) (Pro forma assuming Reorganization)
	Class 1	Class 2
Management Fees	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses (1)	0.01%	0.01%
Total Annual Account Operating Expenses	0.72%	0.97%
Expense Reimbursement and Fee Waiver (2)(3)	(0.03)%	(0.03)%
Total Annual Account Operating Expenses after Expense Reimbursement and Fee Waiver	0.69%	0.94%	(4)
(1) There were no acquired fund fees and expenses during the period.
(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's management fees through the period ending April 30, 2020. The fee waiver will reduce the Fund's management fees by 0.016% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and PGI the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.
(3) Effective with the Reorganization, Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.69% for Class 1 and 0.94% for Class 2 shares. It is expected that the expense limits will continue through the period ending April 30, 2021; however, Principal Variable Contracts Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.
(4) Effective following the close of business on June 14, 2019, the Class 2 shares will automatically convert to Class 1 shares.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

ACCOUNT		1 Year	3 Years	5 Years	10 Years

LargeCap Growth (Acquired Fund)	Class 1	$70	$221	$384	$859
LargeCap Growth (Acquired Fund)	Class 2	96	300	520	1,155

LargeCap Growth I (Acquiring Fund)	Class 1	$76	$241	$420	$940
LargeCap Growth I (Acquiring Fund)	Class 2	101	320	556	1,234

LargeCap Growth I (Acquiring Fund) (Pro forma assuming Reorganization)	Class 1	$70	$227	$398	$892
LargeCap Growth I (Acquiring Fund) (Pro forma assuming Reorganization)	Class 2	96	306	533	1,187
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 77.8% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 36.9%.
Investment Management Fees
The Funds each pay their investment advisor, PGI, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

LargeCap Growth Account (Acquired Fund)		LargeCap Growth Account I (Acquiring Fund)
First $500 Million	0.68%	First $100 Million	0.80%
Next $500 Million	0.63%	Next $100 Million	0.75%
Next $1 Billion	0.61%	Next $100 Million	0.70%
Next $1 Billion	0.56%	Next $100 Million	0.65%
Over $3 Billion	0.51%	Thereafter	0.60%
The fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended December 31, 2018 was:

LargeCap Growth Account (Acquired Fund)	LargeCap Growth Account I (Acquiring Fund)
0.68%	0.75%
Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement and any sub-advisory agreements is as follows:

Annual Report to Shareholders for the period ending December 31, 2018
Account	Management Agreement
LargeCap Growth (Acquired Fund)	X
LargeCap Growth I (Acquiring Fund)	X

Performance
The following information provides some indication of the risks of investing in the Acquiring and Acquired Funds by showing their performance from year to year and by showing how the Acquiring and Acquired Fund’s average annual returns for 1, 5, and 10 years compare with those of one or more broad measures of market performance.
Past performance is not necessarily an indication of how the Funds will perform in the future. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.
Calendar Year Total Return (%) as of 12/31 Each Year
LargeCap Growth Account (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q1 '12	17.54%
Lowest return for a quarter during the period of the bar chart above:	Q4 '18	(20.22)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
LargeCap Growth Account - Class 1	(7.30)%	6.71%	12.04%
LargeCap Growth Account - Class 2	(7.54)%	6.44%	11.77%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	(1.51)%	10.40%	15.29%

Calendar Year Total Return (%) as of 12/31 Each Year
LargeCap Growth Account I (Acquiring Fund)
For periods prior to the inception date of Class 2 shares (May 1, 2015), the performance shown in the table for Class 2 shares is that of the Acquiring Fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.

Highest return for a quarter during the period of the bar chart above:	Q2 '09	19.90%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(15.04)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
LargeCap Growth Account I - Class 1	3.60%	10.43%	16.83%
LargeCap Growth Account I - Class 2	3.36%	10.17%	16.55%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	(1.51)%	10.40%	15.29%

Board Consideration of the Reorganization
At its December 11, 2018 meeting, the PVC Board of Directors considered information presented by PGI. The Board requested and evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:

•	the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;

•	the Funds’ identical investment objectives, similar principal investment strategies and risks, and identical fundamental investment restrictions;

•	the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratio of the Acquired Fund following the Reorganization;

•
the expected automatic conversion of Class 2 shares of the Acquiring Fund into Class 1 shares and that Class 2 shareholders of the Acquired Fund would become Class 1 shareholders of the Acquiring Fund in the Reorganization;

•	the estimated costs of the Reorganization, including audit and proxy-related costs, and that such costs will be borne by the Acquired Fund;

•	the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

•	information regarding the Funds’ investment performance and risk-return profiles;

•	the direct or indirect federal income tax consequences of the Reorganization and their expected impact on Contract Owners of the insurance separate accounts that own the Acquired Fund shares;

•	any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;

•	the absence of any material differences in the rights of shareholders of the Funds;

•	the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•	the terms and conditions of the Plan; and

•	possible alternatives to the Reorganization, including liquidation of the Acquired Fund.
The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•	based on information provided by PGI, the Board believes there is a lack of foreseeable demand or prospects for scalable growth for the Acquired Fund;

•
the Reorganization is expected to result in the same expense ratio for Class 1 shareholders of the Acquired Fund and a decreased expense ratio for the Class 2 shareholders of the Acquired Fund (who will receive Class 1 shares of the Acquiring Fund in the Reorganization), taking into account the expense cap that will be added to Class 1 shares of the Acquiring Fund post-Reorganization;

•	the Acquired Fund and the Acquiring Fund have the same investment objective and similar principal investment strategies and risks; and

•
based on information provided by PGI, the Acquired Fund has underperformed its benchmark and peer group in recent years, and the Acquiring Fund had a lower risk profile (as measured by the standard deviations of the Funds' respective returns) compared to the Acquired Fund over the three- and five-year time periods ended September 30, 2018, while exhibiting better returns.

PROPOSAL 3:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
MULTI-ASSET INCOME ACCOUNT INTO THE
SAM (Strategic Asset Management) FLEXIBLE INCOME ACCOUNT
Shareholders of the Multi-Asset Income Account (the “Acquired Fund”) are being asked to approve the Plan, which provides for the reorganization of the Acquired Fund into the SAM (Strategic Asset Management) Flexible Income Account (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to the Acquired and Acquiring Funds. As indicated in the tables, the Funds have similar objectives in that the Acquired Fund seeks current income while the Acquiring Fund seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The Funds also have similar investment strategies and risks in that both Funds employ of fund-of-fund strategy that focuses on a diversified allocation mix of actively managed domestic and foreign equity and fixed-income funds. The principal differences are that the Acquired Fund has more exposure to derivatives due to its investments in underlying funds, and the Acquiring Fund has investments in more underlying funds.

Multi-Asset Income Account (Acquired Fund)	SAM (Strategic Asset Management) Flexible Income Account (Acquiring Fund)
Approximate Net Assets as of December 31, 2018:
$383,608	$182,674,770
INVESTMENT ADVISOR
PGI	PGI

PGI PORTFOLIO MANAGERS	PGI PORTFOLIO MANAGERS
Scott Smith has been with Principal® since 1999. He earned a bachelor’s degree in Finance from Iowa State University.
Charles D. Averill has been with Principal® since1990. He earned a bachelor’s degree in Economics from Reed College and an M.A. in Economics from Princeton University. Mr. Averill has earned the right to use the Chartered Financial Analyst designation.
Todd A. Jablonski has been with Principal® since 2010. He earned a bachelor’s degree in Economics from the University of Virginia and an M.B.A. with an emphasis in Quantitative Finance from New York University's Stern School of Business. Mr. Jablonski has earned the right to use the Chartered Financial Analyst designation.
Gregory L. Tornga has been with Principal® since 2011. He earned a bachelor’s degree from the University of Michigan and an M.B.A. from the Argyros School of Business at Chapman University. Mr. Tornga has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

Multi-Asset Income Account (Acquired Fund)	SAM (Strategic Asset Management) Flexible Income Account (Acquiring Fund)

INVESTMENT OBJECTIVES
The Acquired Fund seeks current income.	The Acquiring Fund seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

PRINCIPAL INVESTMENT STRATEGIES

The Acquired Fund is a fund of funds and invests in funds of Principal Funds, Inc. ("PFI").The Acquired Fund's underlying funds consist of domestic and foreign equity funds, fixed-income funds, and other funds that aim to offer diversification beyond traditional equity and fixed income securities. The diversification of the Acquired Fund is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
Under normal circumstances, the Acquired Fund allocates a majority of its assets to underlying funds that invest in fixed income securities (including high-yield bonds, preferred securities, commercial mortgage-backed securities (“CMBS”) (securitized products)) and a portion of its assets to underlying funds that invest in equity securities (including equity securities of domestic and foreign companies principally engaged in the real estate industry, including real estate investment trusts, and growth and value equities of domestic and foreign companies, including those in emerging markets). These investments may be denominated in foreign currencies. The Acquired Fund invests in these types of underlying funds in an effort to provide incremental fixed-income yields over a portfolio of government securities and equity dividend yields, while diversifying the fixed-income risks. The Acquired Fund's underlying funds utilize derivative strategies. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the underlying funds invest in swaps, including interest rate, credit default and/or total return swaps, and Treasury futures to efficiently manage the fixed-income exposure.
The Acquired Fund allocates its investments among the underlying funds based on qualitative and quantitative analysis. Without shareholder approval, the Acquired Fund may alter the allocations and/or add, substitute or remove underlying funds (including investing in other investment companies) when it deems appropriate.

The SAM Portfolios operate as funds of funds and invest principally in funds and exchange-traded funds ("ETFs") of Principal Funds, Inc., PVC, and Principal Exchange-Traded Funds (“Underlying Funds”). The SAM Portfolios generally categorize each Underlying Fund as a fixed-income, equity, or specialty fund based on its investment profile. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the SAM Portfolio in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. The asset class diversification of the SAM Portfolio is designed to moderate overall price volatility and cushion severe losses in any one investment sector.
The Portfolio generally invests:
•    between 55% and 95% of its assets in fixed-income funds, and less than 40% in any one fixed-income fund; such funds generally invest in fixed income instruments such as high yield securities (or “junk” bonds), real estate securities, securitized products, government and government-sponsored securities, and corporate bonds;
•    between 5% and 45% of its assets in equity funds, and less than 30% in any one equity fund; such funds generally invest in equity securities of domestic and foreign companies, including value stock; and
•    less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund; such funds generally offer unique combinations of traditional equity securities and fixed-income securities or use alternative investment strategies that aim to offer diversification beyond traditional equity and fixed-income securities and include investments in such assets as infrastructure, commodities, currencies, and natural resources companies.
The SAM Portfolio may temporarily exceed these percentage ranges for short periods, and may alter the percentage ranges when it deems appropriate.

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund:
Fund of Funds Risk. Account shareholders bear indirectly their proportionate share of the expenses of other investment companies in which the Account invests ("underlying funds"). The Account's selection and weighting of asset classes and allocation of investments in underlying funds may cause it to underperform other funds with a similar investment objective. The Account's performance and risks correspond directly to the performance and risks of the underlying funds in which it invests, proportionately in accordance with the weightings of such investments, and there is no assurance that the underlying funds will achieve their investment objectives. Management of the Account entails potential conflicts of interest: the Account invests in affiliated underlying funds; and the Advisor and its affiliates may earn different fees from different underlying funds and may have an incentive to allocate more Account assets to underlying funds from which they receive higher fees.
Principal Risks due to the Funds' Investments in Underlying Funds
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate, credit quality, and liquidity risks. The market value of fixed-income securities generally declines when interest rates rise and generally increases when interest rates fall. Higher interest rates may adversely affect the liquidity of certain fixed-income securities. Moreover, an issuer of fixed-income securities could default on its payment obligations due to increased interest rates or for other reasons.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates, which means funds with longer average portfolio durations may be more volatile than those with shorter durations.
Real Estate Securities Risk. Investing in real estate securities subjects the fund to the risks associated with the real estate market (which are similar to the risks associated with direct ownership in real estate), including declines in real estate values, loss due to casualty or condemnation, property taxes, interest rate changes, increased expenses, cash flow of underlying real estate assets, regulatory changes (including zoning, land use and rents), and environmental problems, as well as to the risks related to the management skill and creditworthiness of the issuer.
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Securitized Products Risk. Investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Unscheduled prepayments on securitized products may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Additional Principal Risks of Investing in the Acquiring Fund:
The following are additional principal risks of investing in the Acquiring Fund that are not principal risks of investing in the Acquired Fund:
Principal Risks due to the Fund's Investments in Underlying Funds
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government-Sponsored Securities Risk. Securities issued by U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. government.

Additional Principal Risks of Investing in the Acquired Fund:
The following are additional principal risks of investing in the Acquired Fund that are not principal risks of investing in the Acquiring Fund:
Principal Risks due to the Fund's Investments in Underlying Funds
Counterparty Risk. Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations.
Derivatives Risk. Derivatives may not move in the direction anticipated by the portfolio manager. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and result in disproportionate losses that may be substantially greater than a fund's initial investment.

•
Credit Default Swaps. Credit default swaps involve special risks in addition to those associated with swaps generally because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (i.e., full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction.

•
Currency Contracts. Derivatives related to currency contracts involve the specific risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

•
Forward Contracts, Futures and Swaps. These derivative instruments involve specific risks, including: the imperfect correlation between the change in market value of the instruments held by the fund and the price of the instruments; possible lack of a liquid secondary market for an instrument and the resulting inability to close it when desired; counterparty risk; and if the fund has insufficient cash, it may have to sell securities from its portfolio to meet any applicable daily variation margin requirements.

Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.
Industry Concentration Risk. A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries.

•
Real Estate. A fund concentrating in the real estate industry is subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.

Preferred Securities Risk. Because preferred securities have a lower priority claim on assets or earnings than senior bonds and other debt instruments in a company's capital structure, they are subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to any stated maturity date.
Real Estate Investment Trusts (“REITs”) Risk. In addition to risks associated with investing in real estate securities, REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. Investment in REITs also involves risks similar to risks of investing in small market capitalization companies, such as limited financial resources, less frequent and limited volume trading, and may be subject to more abrupt or erratic price movements than larger company securities. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2018; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2018; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2018, assuming that the Reorganization had taken place at the commencement of the fiscal year ended December 31, 2018.
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Acquired and Acquiring Funds’ performance.
Holders of Class 1 and Class 2 shares of the Multi-Asset Income Account will receive, respectively, Class 1 and Class 2 shares of the SAM (Strategic Asset Management) Flexible Income Account.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Multi-Asset Income Account (Acquired Fund)
	Class 1	Class 2
Management Fees	0.03%	0.03%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	1.75%	1.75%
Acquired Funds Fees and Expenses	0.71%	0.71%
Total Annual Account Operating Expenses	2.49%	2.74%
Expense Reimbursement (1)	(1.70)%	(1.70)%
Total Annual Account Operating Expenses after Expense Reimbursement	0.79%	1.04%

SAM Flexible Income Account (Acquiring Fund)
	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Funds Fees and Expenses	0.51%	0.51%
Total Annual Account Operating Expenses	0.74%	0.99%

SAM Flexible Income Account (Acquiring Fund) (Pro forma assuming Reorganization)
	Class 1	Class 2
Management Fees	0.23%	0.23%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	—%	—%
Acquired Funds Fees and Expenses	0.51%	0.51%
Total Annual Account Operating Expenses	0.74%	0.99%
(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's expenses by paying, if necessary, expenses normally payable by the Fund (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.08% for Class 1 and 0.33% for Class 2 shares. It is expected that the expense limits will continue through the period ending April 30, 2020; however, Principal Variable Contracts Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired or Acquiring Fund. Actual expense may be greater or less than those shown.

ACCOUNT		1 Year	3 Years	5 Years	10 Years
Multi-Asset Income (Acquired Fund)	Class 1	$81	$613	$1,172	$2,697
Multi-Asset Income (Acquired Fund)	Class 2	106	689	1,298	2,946

SAM Flexible Income (Acquiring Fund)	Class 1	$76	$237	$411	$918
SAM Flexible Income (Acquiring Fund)	Class 2	101	315	547	1,213

SAM Flexible Income (Acquiring Fund) (Pro forma assuming Reorganization)	Class 1	$76	$237	$411	$918
SAM Flexible Income (Acquiring Fund) (Pro forma assuming Reorganization)	Class 2	101	315	547	1,213
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 32.9% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 19.9%.
Investment Management Fees
The Funds each pay their investment advisor, PGI, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

Multi-Asset Income Account (Acquired Fund)		SAM (Strategic Asset Management) Flexible Income Account(1) (Acquiring Fund)
Overall Fee	0.03%	First $1 Billion	0.25%
		Over $1 Billion	0.20%
(1) Breakpoints are based on aggregate SAM Portfolio net assets.
The fee each Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended December 31, 2018 was:

Multi-Asset Income Account (Acquired Fund)	SAM (Strategic Asset Management) Flexible Income Account (Acquiring Fund)
0.03%	0.23%
Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement and any sub-advisory agreements is as follows:

Annual Report to Shareholders for the period ending December 31, 2018
Account	Management Agreement
Multi-Asset Income (Acquired Fund)	X
SAM Flexible Income (Acquiring Fund)	X

Performance
The following information provides some indication of the risks of investing in the Acquiring and Acquired Funds by showing their performance from year to year and by showing how the Acquiring and Acquired Fund’s average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Fund) compare with those of one or more broad measures of market performance.
Past performance is not necessarily an indication of how the Funds will perform in the future. Performance figures for the Funds do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Funds would be lower if such expenses were included.
Life of Account returns for the Acquired Fund are measured from the date the Acquired Fund's shares were first sold (July 28, 2015).
Calendar Year Total Return (%) as of 12/31 Each Year
Multi-Asset Income Account (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q1 '17	3.71%
Lowest return for a quarter during the period of the bar chart above:	Q4 '18	(5.33)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	Life of Account
Multi-Asset Income Account - Class 1	(5.63)%	3.06%
Multi-Asset Income Account - Class 2	(5.93)%	2.81%
Bloomberg Barclays Global Credit Index (reflects no deduction for fees, expenses, or taxes)	(3.29)%	2.72%
MSCI ACWI Value Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(10.79)%	3.42%
Bloomberg Barclays Global High Yield Index (reflects no deduction for fees, expenses, or taxes)	(4.06)%	4.56%
Multi-Asset Income Blended Index (except as noted for MSCI ACWI Value NR, reflects no deduction for fees, expenses, or taxes)	(6.07)%	3.62%
The blended index is used to show the performance of the various asset classes used by the Acquired Fund, and the Average Annual Total Returns table shows performance of the components of the blended index. The weightings for the Multi-Asset Income Blended Index are 35% Bloomberg Barclays Global Credit Index, 35% MSCI ACWI Value Index, and 30% Bloomberg Barclays Global High Yield Index.

Calendar Year Total Return (%) as of 12/31 Each Year
SAM Flexible Income Account (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	10.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(4.80)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
SAM Flexible Income Portfolio - Class 1	(1.97)%	3.55%	6.88%
SAM Flexible Income Portfolio - Class 2	(2.20)%	3.29%	6.61%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	0.01%	2.52%	3.48%
Russell 3000 Index (reflects no deduction for fees, expenses, or taxes)	(5.24)%	7.91%	13.18%
MSCI EAFE Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(13.79)%	0.53%	6.32%
SAM Flexible Income Blended Index (except as noted for MSCI EAFE Index NR, reflects no deduction for fees, expenses, or taxes)	(1.56)%	3.62%	5.72%
Performance of a blended index shows how the Acquiring Fund's performance compares to a blend of indices with similar investment objectives. Performance of the components of the blended index is also shown. The weightings for SAM Flexible Income Blended Index are 75% Bloomberg Barclays U.S. Aggregate Bond Index, 20% Russell 3000® Index, and 5% MSCI EAFE Index NR. The custom or blended index returns reflect the allocation in effect for the time period(s) for which the fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.

Board Consideration of the Reorganization
At its December 11, 2018 meeting, the PVC Board of Directors considered information presented by PGI. The Board requested and evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:

•	the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;

•	the Funds’ similar investment objectives and principal investment strategies and risks, and identical fundamental investment restrictions;

•	the Funds’ current management fee rates and expense ratios and the expected management fee rate and expense ratio of the Acquired Fund following the Reorganization;

•	the estimated costs of the Reorganization, including audit and proxy-related costs, and that such costs will effectively be borne by PGI and not the Funds;

•	the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

•	information regarding the Funds’ investment performance and risk-return profiles;

•	the direct or indirect federal income tax consequences of the Reorganization and their expected impact on Contract Owners of the insurance separate accounts that own the Acquired Fund shares;

•	any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;

•	the absence of any material differences in the rights of shareholders of the Funds;

•	the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•	the terms and conditions of the Plan; and

•	possible alternatives to the Reorganization, including liquidation of the Acquired Fund.
The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•	based on information provided by PGI, the Board believes there is a lack of foreseeable demand or prospects for scalable growth for the Acquired Fund;

•	based on information provided by PGI, the Board believes the prospects for growth and for achieving economies of scale are better for the Acquiring Fund than the Acquired Fund;

•
the post-Reorganization expense ratio for each share class of the Acquiring Fund is expected to decrease compared to the pre-Reorganization expense ratio for the corresponding share class of the Acquired Fund;

•	the costs of the Reorganization will be borne by PGI due to the expense caps currently in place and low assets under management for the Acquired Fund;

•	the Acquired Fund and the Acquiring Fund have similar investment objectives and principal investment strategies and risks; and

•	based on information provided by PGI, the Acquired Fund has had inconsistent performance over the three-year period ending September 30, 2018.

INFORMATION ABOUT THE REORGANIZATION
Plans of Acquisition
The terms of each Plan are summarized below. The summary is qualified in its entirety by reference to the Forms of the Plans, which are attached as Appendix A to this Proxy Statement/Prospectus.
Under each Plan, the applicable Acquiring Fund will acquire all the assets and assume all the liabilities of the corresponding Acquired Fund. We expect that the closing date will be June 7, 2019, or such earlier or later date as PGI may determine, and that the Effective Time of each Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to each Acquired Fund and the corresponding Acquiring Fund are identical). For Income and LargeCap Growth, each Acquiring Fund will issue to the corresponding Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Class 1 and Class 2 shares of each Acquired Fund outstanding at the Effective Time. For Multi-Asset Income, the Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, each Acquired Fund will distribute to its shareholders Acquiring Fund shares as follows:

1)	Holders of Class 1 and Class 2 shares of the Income Account (Acquired Fund) will receive Class 1 shares of the Core Plus Bond Account (Acquiring Fund)

2)	Holders of Class 1 and Class 2 shares of the LargeCap Growth Account (Acquired Fund) will receive Class 1 shares of the LargeCap Growth Account I (Acquiring Fund)

3)
Holders of Class 1 and Class 2 shares of the Multi-Asset Income Account (Acquired Fund) will receive, respectively, Class 1 and Class 2 shares of the SAM (Strategic Asset Management) Flexible Income Account (Acquiring Fund)

Effective following the close of business on June 14, 2019, the Class 2 shares of the Core Plus Bond Account will automatically convert to Class 1 shares of the Core Plus Bond Account, and the Class 2 shares of LargeCap Growth Account I will automatically convert to Class 1 shares of the LargeCap Growth Account I.
Acquired Fund shareholders will receive a number of full and fractional shares of the corresponding Acquiring Fund that are equal in value to the value of the shares of each Acquired Fund that are surrendered in the exchange. In connection with the exchange, each Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and each Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, each Acquired Fund will be terminated in accordance with applicable law.
Each Plan may be amended by the Board, except that after approval by the shareholders of each Acquired Fund, no amendment may be made that, in the opinion of the Board, would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate each Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.
Under the Plans, the Acquired Fund shareholders will pay all proxy expenses and out-of-pocket fees incurred in connection with the Reorganization, as well as the trading costs associated with the sale and purchase of portfolio securities to reposition the Acquired Fund's portfolio in advance of the Reorganization, which costs will be reflected in the net asset value of the shares, except that, for Proposal 3 only (Reorganization of the Multi-Asset Income Account into the SAM (Strategic Asset Management) Flexible Income Account), PGI will bear these costs due to expense caps and low assets under management for the Multi-Asset Income Account.
If any Plan is not consummated for any reason, the Board will consider other possible courses of action.

Description of the Securities to Be Issued
PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired and Acquiring Funds are each a separate series of PVC, and the Class 1 (and Class 2 shares for the SAM (Strategic Asset Management) Flexible Income Account) of common stock of each Acquiring Fund to be issued in connection with each Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of each Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of each Acquiring Fund have with respect to the Acquiring Fund.
Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, amended (the “Code”), there must not be a known plan or intention by a majority of the shareholders of the Acquired Fund to liquidate their interests in the Acquired Fund or Acquiring Fund and a reorganization must exhibit a continuity of business enterprise.
For Proposal 1 (Reorganization of the Income Account into the Core Plus Bond Account), because the Acquired Fund and Acquiring Fund have been notified by a majority of shareholders of the Acquired Fund of their intent to liquidate their interest in the Acquired Fund prior or as part of the Reorganization , the Reorganization will likely be considered a taxable reorganization under applicable provisions of the Code. The principal federal income tax considerations that are expected to result from the Reorganization include the following: the Acquired Fund will recognize gain or loss on the sale immediately before the Effective Time of all, or substantially all, of its assets for cash; the Acquired Fund more likely than not will recognize gain or loss on the transfer of its remaining assets to the Acquiring Fund; since the tax attributes of the Acquired Fund do not flow through to the Contract Owners of the insurance separate accounts that own the Acquired Fund, the distributions of taxable income are not expected to be a taxable for the Contract Owners; the Acquiring Fund will recognize no gain or loss as a result of the Reorganization; the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Acquired Fund more likely than not will be equal to the fair market value of such Acquiring Fund shares on the date of distribution; and the holding period of the shares of the Acquiring Fund received by a shareholder of the Acquired Fund more likely than not will begin on the day following the date of receipt of the Acquiring Fund shares. As of December 31, 2018, Acquired Fund had an approximate accumulated capital loss carryover of $19,000, which may be used to offset taxable gains recognized by the Acquired Fund as part of the Reorganization.

For Proposal 2 (Reorganization of the LargeCap Growth Account into the LargeCap Growth Account I) and Proposal 3 (Reorganization of the Multi-Asset Income Account into the SAM (Strategic Asset Management) Flexible Income Account), because the Acquiring Fund could use all of the Acquired Fund’s assets in its business, acquire most of the Acquired Fund’s assets in its business, and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, each such combination is expected to qualify as a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PVC, no gain or loss will be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of December 31, 2018, the LargeCap Growth Account and Multi-Asset Income Account had approximate accumulated capital loss carryforwards of $0.(1) If it is later determined that these Acquired Funds had accumulated capital loss carryforwards, then after the applicable Reorganization, these losses will be available to the corresponding Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that an Acquiring Fund may not be able to use these losses as rapidly as its corresponding Acquired Fund might have, and part of these losses may not be usable at all. The ability of an Acquiring Fund to utilize the accumulated capital loss carryforwards in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward of an Acquired Fund currently are available only to shareholders of that Acquired Fund. After the applicable Reorganization, however, these benefits will inure to the benefit of all shareholders of the corresponding Acquiring Fund.
(1) The capital loss carryforward for the Income Account is set forth above under "Federal Income Tax Consequences."
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by any Acquired Fund prior to and in connection with its Reorganization could result in such Acquired Fund incurring long-term and short-term capital gains. Any such net capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below.
Distribution of Income and Gains. Prior to each Reorganization, each Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. Since the tax attributes of the Acquired Fund do not flow through to the Contract Owners of the insurance separate accounts that own the Acquired Fund, the distributions are not expected to be a taxable event for federal income tax purposes for the Contract Owners.
The foregoing is only a summary of the principal federal income tax consequences of each Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION
Proposal 1: Reorganization of the Income Account into the Core Plus Bond Account
The following tables show as of December 31, 2018: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of December 31, 2018, the Acquired Fund and the Acquiring Fund had outstanding Class 1 and Class 2 shares.
The Acquired Fund shareholders will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees the Income Account will pay are expected to total $5,350. The Acquired Fund shareholders will pay any trading costs associated with disposing of any portfolio securities. These trading costs are estimated to be $28,000 (0.01% of Core Plus Bond Account net assets). The estimated gain (net of trading costs) would be approximately $1,509,000 ($0.08 per share) on a U.S. GAAP basis.

		12/31/18

		Net Assets		Shares
		(000s)	NAV	(000s)
Income Account	Class 1	$178,598	$10.01	17,851
(Acquired Fund)	Class 2	3,173	9.96	319
		$181,771		18,170

Core Plus Bond Account	Class 1	$280,760	$10.81	25,984
(Acquiring Fund)	Class 2	760	10.73	71
		$281,520		26,055

Reduction in net assets and decrease in net asset	Class 1	$(34)	($0.00)	(3)
values per share of the Acquired Fund to reflect the	Class 2	—	$0.00	—
estimated expenses of the trading costs
associated with disposing of portfolio securities
Decrease in shares outstanding of the Acquired Fund	Class 1			(1,329)
to reflect the exchange for shares of the Acquiring Fund.	Class 2			(25)	(1)

Core Plus Bond Account	Class 1	$462,497	$10.81	42,797
(Acquiring Fund)	Class 2	760	10.73	71	(2)
(Pro forma assuming Reorganization)		$463,257		42,868
(1) Exchanging into Class 1 of the Acquiring Fund
(2) Effective following the close of business on June 14, 2019, the Class 2 shares will automatically convert to Class 1 shares.

Proposal 2: Reorganization of the LargeCap Growth Account into the LargeCap Growth Account I
The following tables show as of December 31, 2018: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of December 31, 2018, the Acquired Fund and the Acquiring Fund had outstanding Class 1 and Class 2 shares.

The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees the LargeCap Growth Account will pay are expected to total $16,850. The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities. These trading costs are estimated to be $16,500. The estimated loss, including trading costs, would be approximately $1,363,000 ($0.37 per share) on a U.S. GAAP basis.

		12/31/18

		Net Assets		Shares
		(000s)	NAV	(000s)

LargeCap Growth Account	Class 1	$98,106	$28.25	3,472
(Acquired Fund)	Class 2	2,184	28.06	78
		$100,290		3,550

LargeCap Growth Account I	Class 1	$296,139	$30.10	9,838
(Acquiring Fund)	Class 2	3,159	29.84	106
		$299,298		9,944

Reduction in net assets and decrease in net asset	Class 1	$(33)	($0.01)	(1)
values per share of the Acquired Fund to reflect the	Class 2	0	$0.00	0
estimated expenses of the trading costs
associated with disposing of portfolio securities

Decrease in shares outstanding of the Acquired Fund	Class 1			(213)
to reflect the exchange for shares of the Acquiring Fund.	Class 2			(6)	(1)

LargeCap Growth Account I	Class 1	$396,396	$30.10	13,168
(Acquiring Fund)	Class 2	3,159	29.84	106	(2)
(Pro forma assuming Reorganization)		$399,555		13,274

(1) Exchanging into Class 1 of the Acquiring Fund
(2) Effective following the close of business on June 14, 2019, the Class 2 shares will automatically convert to Class 1 shares.

Proposal 3: Reorganization of the Multi-Asset Income Account into the SAM (Strategic Asset Management) Flexible Income Account
The following tables show as of December 31, 2018: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of December 31, 2018, the Acquired Fund and the Acquiring Fund had outstanding Class 1 and Class 2 shares.
The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees the Multi-Asset Income Account will pay are expected to total $4,850. However, due to the expense limitations in place, these costs will be borne by PGI. The Acquired Fund will pay any trading costs associated with disposing of any portfolio securities. These trading costs are estimated to be negligible. The estimated loss would be approximately $33,661 ($0.90 per share) on a U.S. GAAP basis.

		12/31/18

		Net Assets		Shares
		(000s)	NAV	(000s)
Multi-Asset Income Account	Class 1	$330	$ 10.30	32
(Acquired Fund)	Class 2	54	10.21	5
		$384		37

SAM Flexible Income Account	Class 1	$157,019	$ 11.86	13,242
(Acquiring Fund)	Class 2	25,656	11.74	2,185
		$182,675		15,427

Reduction in net assets and decrease in net asset	Class 1	$(4)	($0.13)	(0)
values per share of the Acquired Fund to reflect the	Class 2	$(1)	($0.20)	(0)
estimated expenses of the trading costs
associated with disposing of portfolio securities
Increase in shares outstanding of the Acquired Fund	Class 1			(4)
to reflect the exchange for shares of the Acquiring Fund.	Class 2			(0)

SAM Flexible Income Account	Class 1	$157,345	$ 11.86	13,270
(Acquiring Fund)	Class 2	25,709	11.74	2,190
(Pro forma assuming Reorganization)		$183,054		15,460

ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS
Each Fund's investment objective is described in the comparison section for the Funds under "Comparison of Investment Objectives and Strategies." The comparison section also describes each Fund's principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Fund's Statement of Additional Information, the Board of Directors may change any Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment; it is possible to lose money by investing in a Fund.
Active Management
The performance of a fund that is actively managed (including hybrid funds or passively-managed funds that use a sampling approach that includes some actively-managed components) will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds may invest differently from the benchmark against which the Fund's performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, a range of economic, political and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
Models, which may assist portfolio managers and analysts in formulating their securities trading and allocation decisions by providing investment and risk management insights, may also expose a fund to risks. Models may be predictive in nature, which models depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the fund to achieve its investment objective. In addition, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
An active fund's investment performance depends upon the successful allocation of the fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund's assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Passive Management (Index Funds)
Index funds use a passive, or indexing, investment approach. Funds that are pure index funds do not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor stock or bond performance. Some index funds attempt to fully replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, other index funds may use a "sampling" approach and may not be invested in the less heavily weighted securities held by the index. Some index funds may invest in index futures and/or exchange-traded funds on a daily basis in an effort to minimize tracking error relative to the benchmark.
It is unlikely that an index fund's performance will perfectly correlate with the performance of the fund's relevant index. An index fund's ability to match the performance of its index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.
Cash Management
Funds may have uninvested cash balances pending investment in other securities, pending payment of redemptions, or in other circumstances where liquidity is necessary or desirable. A Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. Government Money Market Fund; lend it to other Funds pursuant to the Funds' interfund lending facility; and/or invest in other instruments that those managing the Fund's assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. To attempt to provide returns similar to its benchmark, a Fund may invest uninvested cash in stock index futures contracts or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, the Advisor may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for the Fund.
Liquidity
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.
Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to a Fund but to a lesser degree than those designated as principal), or not applicable for each Fund. The risks described below for each Fund that operates as a fund of funds (as identified in the table) include risks at both the fund of funds level and underlying funds level. Each fund is also subject to the risks of any underlying funds in which it invests.
The term “Fund,” as used in this section, includes any of the underlying funds in which a fund of funds may invest from time to time, at the discretion of Principal Global Investors, LLC ("PGI").

INVESTMENT STRATEGIES AND RISKS	CORE PLUS BOND	INCOME	LARGECAP GROWTH	LARGECAP GROWTH I
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Contingent Convertible Securities ("CoCos")	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Counterparty Risk	Principal	Non-Principal	Not Applicable	Not Applicable
Derivatives	Principal	Non-Principal	Not Applicable	Non-Principal
Emerging Markets	Non-Principal	Non-Principal	Not Applicable	Non-Principal
Equity Securities	Not Applicable	Non-Principal	Principal	Principal
• Growth Stock	Not Applicable	Non-Principal	Principal	Principal
• Small and Medium Market Capitalization Companies	Not Applicable	Non-Principal	Non-Principal	Non-Principal
• Value Stock	Not Applicable	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Principal	Principal	Non-Principal	Non-Principal
Foreign Currency	Principal	Principal	Not Applicable	Non-Principal
Foreign Securities	Principal	Principal	Non-Principal	Non-Principal
Fund of Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Principal	Non-Principal	Not Applicable	Non-Principal
High Yield Securities	Principal	Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Investment Company Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Leverage	Principal	Non-Principal	Not Applicable	Non-Principal
Master Limited Partnerships ("MLPs")	Not Applicable	Not Applicable	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Portfolio Duration	Principal	Principal	Not Applicable	Not Applicable
Portfolio Turnover (Active Trading)	Principal	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Real Estate Securities	Principal	Principal	Non-Principal	Non-Principal
Redemption and Large Transaction Risk	Principal	Principal	Not Applicable	Not Applicable
Securitized Products	Principal	Principal	Not Applicable	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
U.S. Government and U.S. Government Sponsored Securities	Principal	Principal	Not Applicable	Not Applicable
Volatility Mitigation	Non-Principal	Not Applicable	Not Applicable	Not Applicable

INVESTMENT STRATEGIES AND RISKS	MULTI-ASSET INCOME	SAM FLEXIBLE INCOME
Bank Loans (also known as Senior Floating Rate Interests)	Non-Principal	Non-Principal
Contingent Convertible Securities ("CoCos")	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal
Counterparty Risk	Principal	Non-Principal
Derivatives	Principal	Non-Principal
Emerging Markets	Principal	Non-Principal
Equity Securities	Principal	Principal
• Growth Stock	Principal	Non-Principal
• Small and Medium Market Capitalization Companies	Principal	Non-Principal
• Value Stock	Principal	Principal
Fixed-Income Securities	Principal	Principal
Foreign Currency	Principal	Principal
Foreign Securities	Principal	Principal
Fund of Funds	Principal	Principal
Hedging	Non-Principal	Non-Principal
High Yield Securities	Principal	Principal
Industry Concentration	Principal	Not Applicable
Investment Company Securities	Principal	Principal
Leverage	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Non-Principal	Non-Principal
Portfolio Duration	Principal	Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal
Preferred Securities	Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Principal	Non-Principal
Real Estate Securities	Principal	Principal
Redemption and Large Transaction Risk	Principal	Principal
Securitized Products	Principal	Principal
Short Sales	Not Applicable	Non-Principal
U.S. Government and U.S. Government Sponsored Securities	Non-Principal	Principal
Volatility Mitigation	Not Applicable	Not Applicable

Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are secured by specific collateral, and have a claim on the Borrower's assets and/or stock that is senior to that held by the Borrower's unsecured subordinated debtholders and stockholders. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by a fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. Bank loan interests may not be considered “securities,” and purchasers therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
The primary and secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause a fund to be unable to realize full value and thus cause a material decline in a fund's net asset value. Because transactions in bank loans may be subject to extended settlement periods, a fund may not receive proceeds from the sale of a bank loan for a period of time after the sale. As a result, sale proceeds may not be available to make additional investments or to meet a fund’s redemption obligations for a period of time after the sale of the bank loans, which could lead to a fund having to sell other investments, borrow to meet obligations, or borrow to remain fully invested while awaiting settlement.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments may occur.
Contingent Convertible Securities ("CoCos")
Contingent convertible securities (“CoCos”) are hybrid debt securities intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern, if the conversion trigger were not exercised. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to, the following:

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The occurrence of a conversion event is inherently unpredictable and depends on many factors, some of which will be outside the issuer’s control. Because of the uncertainty regarding whether a conversion event will occur, it may be difficult to predict when, if at all, a CoCo will be converted to equity, and a fund may suffer losses as a result.

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CoCos may have no stated maturity and fully discretionary coupons. This means coupon (i.e., interest) payments can be canceled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses, without causing a default.

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CoCos are usually issued in the form of subordinated debt instruments to provide the appropriate regulatory capital treatment. If an issuer liquidates, dissolves or winds-up before a conversion to equity has occurred, the rights and claims of the holders of the CoCos (such as a fund) against the issuer generally rank junior to the claims of holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities after a conversion event (i.e., a “trigger”), each holder will be further subordinated.

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The value of CoCos is unpredictable and is influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general. Moreover, the performance of CoCos may be correlated with one another and as a result negative information of one issuer may cause decline in the value of CoCos of many other issuers.

Due to these features, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer's decision to write down, write off or convert a CoCo may result in the Fund's complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade (sometimes referred to as "junk"). Many convertible securities are relatively illiquid.
Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
The risks associated with derivative investments include:

•	increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund are listed in its Fund Summary.

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Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

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Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

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Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

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Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund’s income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.

These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

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Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets
The Funds consider a security to be tied economically to an emerging market country (an “emerging market security”) if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries.

Usually, the term “emerging market country” (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).
Growth Stock
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Small and Medium Market Capitalization Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Value Stock
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from the current, historically low interest rate environment may lead to heightened volatility and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations.

They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a “foreign security”) if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.
Fund of Funds
The performance and risks of a fund of funds directly correspond to the performance and risks of the underlying funds in which the fund invests.
As of December 31, 2018, the PVC Principal LifeTime Accounts’, PVC SAM Portfolios’, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Balanced Volatility Control Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Growth Volatility Control Account, Diversified Income Account and Multi-Asset Income Account assets were allocated among the underlying funds as identified in the tables below.

Underlying Fund	Principal LifeTime Strategic Income Account	Principal LifeTime 2010 Account	Principal LifeTime 2020 Account	Principal LifeTime 2030 Account	Principal LifeTime 2040 Account	Principal LifeTime 2050 Account	Principal LifeTime 2060 Account
Core Plus Bond Account	22.4%	19.2%	16.9%	13.9%	10.3%	5.3%	2.2%
LargeCap Growth Fund I	0.0%	2.8%	4.4%	8.6%	10.3%	11.5%	11.9%

Underlying Fund	Multi-Asset Income Account	SAM Flexible Income Portfolio
Blue Chip Fund	0.0%	1.0%
EDGE MidCap Fund	0.0%	1.4%
Equity Income Account	0.0%	6.2%
Equity Income Fund	6.4%	0.0%
Global Diversified Income Fund	44.4%	4.9%
Global Real Estate Securities Fund	6.3%	3.7%
Government & High Quality Bond Account	0.0%	11.5%
High Yield Fund	0.0%	4.2%
High Yield Fund I	15.1%	0.0%
Income Account	0.0%	23.4%
Inflation Protection Fund	0.0%	6.7%
International Fund I	5.5%	0.0%
Preferred Securities Fund	15.1%	5.0%
Principal Active Global Dividend Income ETF	0.0%	6.7%
Principal EDGE Active Income ETF	0.0%	3.1%
Principal Government Money Market Fund	0.0%	0.9%
Principal Investment Grade Corporate Active ETF	0.0%	3.2%
Principal U.S. Mega-Cap Multi-Factor Index ETF	0.0%	3.5%
Real Estate Debt Income Fund	7.2%	1.9%
Short-Term Income Fund	0.0%	12.7%
A fund of funds indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a fund of funds is more costly than investing directly in shares of the underlying funds. Generally, if an underlying fund offers multiple classes of shares for investment by funds of funds, the Funds will purchase shares of the class with the lowest expense ratio (expressed as a percent of average net assets on an annualized basis) at the time of purchase.
If you are considering investing in a Principal LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Account is managed with the assumption that the investor will invest in a Principal LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing a fund targeting an earlier date represents a more conservative choice; choosing a fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

There are five Strategic Asset Management ("SAM") Portfolios, including Flexible Income. The SAM Portfolios offer long-term investors different asset allocation strategies having different levels of potential investment risk and reward. The SAM Portfolios share the same risks but often with different levels of exposure. In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.
Funds of funds can be subject to payment in kind liquidity risk: If an underlying fund pays a redemption request by the fund wholly or partly by a distribution-in-kind of portfolio securities rather than in cash, the fund may hold such portfolio securities until those managing the investments of the fund determine that it is appropriate to dispose of them.
Management of funds of funds entails potential conflicts of interest: a fund of fund may invest in affiliated underlying funds; and those who manage the fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund of fund assets to underlying funds from which they receive higher fees.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by S&P Global Ratings ("S&P Global") (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, those managing investments of the fund will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase. Each fund of funds may invest in underlying funds that may invest in such securities.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, under certain circumstances, such securities may be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.
The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if those managing the investments of the fund think it is in the best interest of shareholders.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.
A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.

Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and certain other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Master Limited Partnerships ("MLPs")
A master limited partnership ("MLP") that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state, and local income tax purposes and communicate the Fund's allocable share of the MLP's income, gains, losses, deductions, and expenses via a "Schedule K-1."
If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority; generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
AMT-subject bonds are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT"). See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Duration
Average duration is a mathematical calculation of the average life of a bond (or for a bond fund, the average life of the fund's underlying bonds, weighted by the percentage of the fund's assets that each represents) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the fund), and may lower the fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer's senior debt in a liquidation of the issuer’s assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.
Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.

Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts ("REITs")
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund's investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Redemption and Large Transaction Risk
Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
As of December 31, 2018, Principal Funds, Inc. ("PFI") and Principal Variable Contracts Funds, Inc. ("PVC") funds of funds owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below. Principal Global Investors, LLC ("PGI") is the advisor to the funds of funds and each of the underlying funds. PGI is committed to minimizing the potential impact of redemption and large transaction risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds of funds that it manages. However, PGI and its affiliates may face conflicts of interest in fulfilling their responsibilities to all such funds.

Account	Total Percentage of Outstanding Shares Owned
Core Plus Bond	24.18%
Income	92.64%
Securitized Products
Securitized products are fixed income instruments that represent interests in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value, and cash flows of the underlying asset(s). The specific securitized products that are principal strategies of each Fund are listed in its Fund Summary. A fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. MBS are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans may be prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family, and industrial properties. Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests usually influences the interest rate, credit, and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. ABS entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution) with the hope of purchasing the same security at a later date at a lower price. A fund may also take a short position in a derivative instrument, such as a future, forward or swap. If the market price of the security or derivatives increases, the fund will suffer a (potentially unlimited) loss when it replaces the security or derivative at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
Certain funds may also invest the proceeds received from short selling securities, which creates additional leverage. Using such leverage allows the fund to use the proceeds to purchase additional securities, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. Leverage also magnifies the volatility of changes in the value of the fund’s portfolio. The effect of the use of leverage by the fund in a market that moves adversely to its investments could result in substantial losses to the fund, which would be greater than if the fund were not leveraged. Because a short position loses value as the security’s price increases, the loss on a short sale is theoretically unlimited.
The short sale proceeds utilized by a fund to leverage investments are collateralized by all or a portion of such fund’s portfolio. Accordingly, a fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the fund’s margin accounts decline in value, the fund could be subject to a “margin call”, pursuant to which the fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the fund have discretion to change the fund’s margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. The utilization of short sale proceeds for leverage will cause the fund to be subject to higher transaction fees and other costs.
U.S. Government and U.S. Government-Sponsored Securities
U.S. Government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.
Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. Government.

There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. Government securities may be affected adversely by changes in the ratings of those securities.
Volatility Mitigation
Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The PVC Board of Directors has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired and Acquiring Funds all offer Class 1 and 2 shares as of the anticipated date of each Reorganization. The shares of Class 1 and Class 2 are the same except for differences in purchaser eligibility, class expenses, including any Rule 12b-1, excessive trading or other fees, as described elsewhere in this Proxy Statement/Prospectus. Additional share classes may be offered in the future by the Acquiring Funds.
Effective following the close of business on June 14, 2019, the Class 2 shares of the Core Plus Bond Account will automatically convert to Class 1 shares of the Core Plus Bond Account, and the Class 2 shares of LargeCap Growth Account I will automatically convert to Class 1 shares of the LargeCap Growth Account I.
Intermediary Compensation
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Fund or share class of the Fund over another Fund or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.
Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.
To the extent that distributions the Funds pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
Pricing of Fund Shares
Each Fund's shares are bought and sold at the current net asset value (“NAV”) per share. Each Fund's NAV is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after we receive the order in proper form.

The Funds'' NAV is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class
With respect to any portion of a Fund's assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m. Central Time, if the particular disruption directly affects only the NYSE.
Notes:

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If market quotations are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

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An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

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The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account or by an underlying Account or Fund may change on days when shareholders are unable to purchase or redeem shares.

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Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Advisor expects the securities may be sold.

TAX INFORMATION
Each Acquiring Fund intends to comply with applicable variable asset diversification regulations. If any Acquiring Fund fails to comply with such regulations, contracts invested in such Acquiring Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract Owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Acquiring Fund to the separate accounts.
Contract Owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING
INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of the Funds. The Distributor is an affiliate of Principal Life Insurance Company, a subsidiary of Principal Financial Group, Inc. and a member of Principal®.
PVC has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Class 2 shares of the Funds. Under the 12b-1 plan, each Fund makes payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plan are made by the Fund to the Distributor pursuant to the 12b-1 plan regardless of the expenses incurred by the Distributor.
When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisers, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Fund and may cost you more than other types of sales charges.
The maximum annualized Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for the Class 2 shares of each Fund is 0.25%.
Payments under the 12b-1 plan will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan if the Board directs the closure of a Fund.
Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Fund. In addition, the Distributor or PGI may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Funds held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or both classes of shares of the Funds.
Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by Fund shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients.

Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information for each Acquiring Fund. See also the section titled "Additional Information About the Funds - Intermediary Compensation" in this Proxy Statement/Prospectus.
Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Proxy Statement/Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this Proxy Statement/Prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Fund or share class of the Fund over another Fund or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your financial intermediary may charge you additional fees other than those disclosed in this Proxy Statement/Prospectus. Ask your Financial Professional about any fees and commissions they charge.
ONGOING FEES
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the PVC Funds.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:

•	Management Fee - Through the Management Agreement with the Fund, PGI has agreed to provide investment advisory services and corporate administrative services to the Fund.

•
Distribution Fee - Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class 2 shares. Under the plan, Class 2 shares of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Other Expenses - A portion of expenses that are allocated to all classes of the Fund.
Frequent Trading and Market Timing (Abusive Trading Practices)
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions (“excessive trading”) of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and

•	Increase expenses of the Fund due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.

If PVC is not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds will affect the Acquiring Funds as it would for any fund shareholder.
Certain funds may be at greater risk of harm due to frequent purchase and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. PVC has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Funds.
As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, PVC must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, (“intermediary”) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.
If an intermediary, or PVC, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;

•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by PVC.
The PVC Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.
In order to prevent excessive trading, PVC has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.
Eligible Purchasers
Only certain eligible purchasers may buy shares of the Funds. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates, 3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Fund shares only in their capacities as trustees or managers and not for their personal accounts. PVC's Board of Directors reserves the right to broaden or limit the designation of eligible purchaser.

Each Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Funds at the same time. Although neither Principal Life nor PVC currently foresees any such disadvantage, PVC’s Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of a Fund, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Fund shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.
PGI may recommend to the Board, and the Board may elect, to close certain Funds or share classes to new investors or close certain Funds or share classes to new and existing investors.
Shareholder Rights
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of PVC may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PVC also provide that PVC does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PVC intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852.
Principal Life votes each Fund’s shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Fund held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from Contract Owners regardless of the number of Contract Owners who provide such instructions. A potential effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a shareholder vote if only a small number of Contract Owners provide voting instructions. Shares of each of the Funds held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that a Fund’s shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Fund shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.

Purchase of Fund Shares
PVC offers funds in two share classes: 1 and 2. Funds available in multiple share classes have the same investments, but differing expenses.
Shares are purchased from the Funds' Distributor on any business day (normally any day when the NYSE is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering a Fund. There are no sales charges on shares of the Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.
The Funds, at their discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by PVC’s Board of Directors. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Proxy Statement/Prospectus. Information or representations not contained in this Proxy Statement/Prospectus may not be relied upon as having been provided or made by PVC, a Fund, PGI, any sub-advisor, or PFD.

Sale of Fund Shares
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Fund sells its shares on any business day (normally any day when the NYSE is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.
Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.
If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.
Distributions in Kind. PVC may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. In addition, the securities received will be subject to market risk until sold. Typically, such in kind redemptions would be distributed pro rata. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Under normal circumstances, the Funds expect to meet redemption requests through holdings of cash, the sale of investments held in cash equivalents, and/or by selling liquid index futures or other instruments used for cash management purposes. In situations in which such holdings are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund's interfund lending facility or through a bank line-of-credit. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund's portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
Restricted Transfers
Shares of each of the Funds may be transferred to an eligible purchaser. However, if a Fund is requested to transfer shares to other than an eligible purchaser, the Fund has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Fund must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.
Financial Statements
Shareholders will receive an annual financial statement for the corresponding Acquiring Fund, audited by the Acquiring Fund’s independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.
Portfolio Holdings Information
A description of PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PVC's Statement of Additional Information.
VOTING INFORMATION
Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation of proxies on behalf of the Board to be used at the Meeting. If you complete and return the enclosed voting instruction card, your insurance company will vote your shares of the Funds that represent your contract value as you indicate or for approval of each proposal for which there is no indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways: (i) by sending a written notice of revocation to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines Iowa 50392; (ii) by submitting another properly signed card at a later date to the Meeting Secretary of Principal Variable Contracts Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines Iowa 50392; (iii) by submitting another proxy by telephone or via the Internet at a later date; or (iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
PVC has hired AST Fund Solutions ("AST") to send proxy solicitations. The parties to the agreement are AST and Principal Life Insurance Company, Inc. and its affiliates. The estimated cost of the solicitation for each Reorganization is as follows:

ACQUIRED FUND	ACQUIRING FUND	ESTIMATED COST OF SOLICITATION
Income Account (Class 1 and Class 2)	Core Plus Bond Account (Class 1)	$3,500

LargeCap Growth Account (Class 1 and Class 2)	LargeCap Growth Account I (Class 1)	$3,000

Multi-Asset Income Account (Class 1 and Class 2)	SAM (Strategic Asset Management) Flexible Income Account (Class 1 and Class 2)	$15,000
These costs will be paid by Acquired Fund shareholders; however, due to expense caps currently in place for the Multi-Asset Income Account and low assets under management, PGI will end up bearing these costs for Proposal 3.

Voting rights. Only shareholders of record at the close of business on March 29, 2019 (the "Record Date") are entitled to vote. The shareholders of each Acquired Fund subject to the proposal will vote together and not by class of shares for all proposals. You are entitled to one vote on each proposal submitted to the shareholders of an Acquired Fund for each share of that Acquired Fund that you hold, and fractional votes for fractional shares held. Each proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to an Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present in person or by proxy at the meeting of that Acquired Fund, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.
Quorum requirements. A quorum must be present at the Meeting for the transaction of business of any Acquired Fund. The presence in person or by proxy of one-third of the shares of each applicable Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for the Meeting of that Acquired Fund, and shares subject to proportional voting (as described below) are counted for purposes of determining a quorum. Abstentions and broker non-votes are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions and broker non-votes as if they were votes against a Proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to an Acquired Fund will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Contract Owner Voting Instructions. Shares of PVC Funds are sold to separate accounts of insurance companies and are used to fund benefits under Contracts. Each Contract Owner has the right to instruct his or her insurance company how to vote the shares of the Acquired Funds that represent his or her contract value. You can do so by marking voting instructions on the voting instruction card(s) enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card(s) in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposals. Your insurance company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions. Your insurance company will vote the shares for which it does not receive timely voting instructions from Contract Owners in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any broker non-votes. Because of the proportional voting described above, it is unlikely that quorum requirements for the Meeting will not be satisfied, and, as a result, a small number of Contract Owners can determine the outcome of the voting.
Solicitation Procedures. PVC intends to retain AST to solicit proxies by mail. Officers or employees of AST or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will be compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.
Expenses of mailing. The direct expenses and out-of-pocket fees incurred in connection with each Reorganization, including printing, mailing, solicitation costs, and audit fees, will be paid for by the Acquired Fund shareholders; however, due to expense caps currently in place for the Multi-Asset Income Account and low assets under management, PGI will end up bearing these costs for Proposal 3.

OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of March 29, 2019, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

Income Account		Core Plus Bond Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Class 1	TO BE FILED BY	Class 1	TO BE FILED BY
Class 2	AMENDMENT	Class 2	AMENDMENT

LargeCap Growth Account		LargeCap Growth Account I
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Class 1	TO BE FILED BY	Class 1	TO BE FILED BY
Class 2	AMENDMENT	Class 2	AMENDMENT

Multi-Asset Income Account		SAM (Strategic Asset Management) Flexible Income Account
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
Class 1	TO BE FILED BY	Class 1	TO BE FILED BY
Class 2	AMENDMENT	Class 2	AMENDMENT
As of the March 29, 2019 Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of the March 29, 2019 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of each Acquired Fund:
Income Account

Acquired Fund	Share Class	Name/Address of Shareholder	Percent of Ownership

TO BE FILED BY AMENDMENT

LargeCap Growth Account

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership

TO BE FILED BY AMENDMENT

Multi-Asset Income Account

Acquiring Fund	Share Class	Name/Address of Shareholder	Percent of Ownership

TO BE FILED BY AMENDMENT

FINANCIAL HIGHLIGHTS
The financial highlights table for each Acquired Fund and each Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years). Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2014 through December 31, 2018 has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2018. Copies of these reports are available upon request as described above.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

CORE PLUS BOND ACCOUNT
Class 1 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.35	$11.15	$11.05	$11.46	$11.24
Net Investment Income (Loss)(a)	0.36	0.35	0.32	0.32	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.52)	0.18	0.14	(0.37)	0.28
Total From Investment Operations	(0.16)	0.53	0.46	(0.05)	0.59
Dividends from Net Investment Income	(0.38)	(0.33)	(0.36)	(0.36)	(0.37)
Total Dividends and Distributions	(0.38)	(0.33)	(0.36)	(0.36)	(0.37)
Net Asset Value, End of Period	$10.81	$11.35	$11.15	$11.05	$11.46
Total Return(b)	(1.41)%	4.81%	4.09%	(0.48)%	5.24%
Net Assets, End of Period (in thousands)	$280,760	$293,662	$292,436	$290,032	$321,735
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.47%	0.46%	0.46%	0.46%	0.45%
Ratio of Net Investment Income to Average Net Assets	3.27%	3.08%	2.79%	2.80%	2.74%
Portfolio Turnover Rate	127.5%	123.5%	155.1%	177.2%	205.6%

CORE PLUS BOND ACCOUNT
Class 2 Shares	2018	2017	2016	2015(e)
Net Asset Value, Beginning of Period	$11.28	$11.11	$11.03	$11.62
Net Investment Income (Loss)(a)	0.33	0.32	0.29	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.18	0.14	(0.42)
Total From Investment Operations	(0.18)	0.50	0.43	(0.23)
Dividends from Net Investment Income	(0.37)	(0.33)	(0.35)	(0.36)
Total Dividends and Distributions	(0.37)	(0.33)	(0.35)	(0.36)
Net Asset Value, End of Period	$10.73	$11.28	$11.11	$11.03
Total Return(b)	(1.63)%	4.50%	3.82%	(2.03)% (d)
Net Assets, End of Period (in thousands)	$760	$592	$232	$28
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.72%	0.71%	0.71%	0.71% (c)
Ratio of Net Investment Income to Average Net Assets	3.03%	2.80%	2.55%	2.58% (c)
Portfolio Turnover Rate	127.5%	123.5%	155.1%	177.2% (c)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

INCOME ACCOUNT
Class 1 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.39	$10.34	$10.24	$10.78	$10.68
Net Investment Income (Loss)(a)	0.36	0.36	0.38	0.39	0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.28)	0.16	0.21	(0.46)	0.16
Total From Investment Operations	0.08	0.52	0.59	(0.07)	0.59
Dividends from Net Investment Income	(0.46)	(0.47)	(0.49)	(0.47)	(0.49)
Total Dividends and Distributions	(0.46)	(0.47)	(0.49)	(0.47)	(0.49)
Net Asset Value, End of Period	$10.01	$10.39	$10.34	$10.24	$10.78
Total Return(b)	0.78%	5.12%	5.72%	(0.71)%	5.55%
Net Assets, End of Period (in thousands)	$178,598	$220,194	$228,874	$254,751	$275,597
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.47%	3.66%	3.62%	3.95%
Portfolio Turnover Rate	9.4%	8.7%	8.1%	12.6%	16.6%

INCOME ACCOUNT
Class 2 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.35	$10.30	$10.20	$10.73	$10.63
Net Investment Income (Loss)(a)	0.33	0.34	0.36	0.36	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(0.28)	0.16	0.21	(0.45)	0.16
Total From Investment Operations	0.05	0.50	0.57	(0.09)	0.56
Dividends from Net Investment Income	(0.44)	(0.45)	(0.47)	(0.44)	(0.46)
Total Dividends and Distributions	(0.44)	(0.45)	(0.47)	(0.44)	(0.46)
Net Asset Value, End of Period	$9.96	$10.35	$10.30	$10.20	$10.73
Total Return(b)	0.47%	4.87%	5.52%	(0.92)%	5.26%
Net Assets, End of Period (in thousands)	$3,173	$2,869	$2,695	$2,445	$3,036
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.76%	0.76%	0.76%	0.76%	0.76%
Ratio of Net Investment Income to Average Net Assets	3.27%	3.22%	3.40%	3.38%	3.71%
Portfolio Turnover Rate	9.4%	8.7%	8.1%	12.6%	16.6%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Computed on an annualized basis.
(d)	Total return amounts have not been annualized.
(e)	Period from May 1, 2015 date operations commenced, through December 31, 2015.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

LARGECAP GROWTH ACCOUNT
Class 1 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.79	$24.40	$25.79	$24.60	$22.26
Net Investment Income (Loss)(a)	0.02	0.07	0.11	0.06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.91)	8.43	(1.43)	1.17	2.44
Total From Investment Operations	(1.89)	8.50	(1.32)	1.23	2.47
Dividends from Net Investment Income	(0.08)	(0.11)	(0.07)	(0.04)	(0.13)
Distributions from Realized Gains	(2.57)	–	–	–	–
Total Dividends and Distributions	(2.65)	(0.11)	(0.07)	(0.04)	(0.13)
Net Asset Value, End of Period	$28.25	$32.79	$24.40	$25.79	$24.60
Total Return(b)	(7.30)%	34.89%	(5.13)%	4.98%	11.12%
Net Assets, End of Period (in thousands)	$98,106	$119,450	$96,198	$118,385	$123,091
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	0.05%	0.23%	0.43%	0.23%	0.13%
Portfolio Turnover Rate	77.8%	72.3%	78.2%	47.1%	67.2%

LARGECAP GROWTH ACCOUNT
Class 2 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.63	$24.29	$25.69	$24.53	$22.20
Net Investment Income (Loss)(a)	(0.07)	(0.02)	0.04	–	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(1.90)	8.40	(1.42)	1.16	2.44
Total From Investment Operations	(1.97)	8.38	(1.38)	1.16	2.41
Dividends from Net Investment Income	(0.03)	(0.04)	(0.02)	–	(0.08)
Distributions from Realized Gains	(2.57)	–	–	–	–
Total Dividends and Distributions	(2.60)	(0.04)	(0.02)	–	(0.08)
Net Asset Value, End of Period	$28.06	$32.63	$24.29	$25.69	$24.53
Total Return(b)	(7.54)%	34.54%	(5.38)%	4.73%	10.85%
Net Assets, End of Period (in thousands)	$2,184	$1,452	$923	$1,090	$661
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of Net Investment Income to Average Net Assets	(0.20)%	(0.06)%	0.17%	(0.01)%	(0.11)%
Portfolio Turnover Rate	77.8%	72.3%	78.2%	47.1%	67.2%

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

LARGECAP GROWTH ACCOUNT I
Class 1 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.18	$24.55	$26.33	$28.70	$32.58
Net Investment Income (Loss)(a)	0.03	0.01	0.01	0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.41	8.13	0.34	2.26	2.46
Total From Investment Operations	1.44	8.14	0.35	2.28	2.49
Dividends from Net Investment Income	(0.01)	(0.01)	–	(0.07)	(0.04)
Distributions from Realized Gains	(2.51)	(1.50)	(2.13)	(4.58)	(6.33)
Total Dividends and Distributions	(2.52)	(1.51)	(2.13)	(4.65)	(6.37)
Net Asset Value, End of Period	$30.10	$31.18	$24.55	$26.33	$28.70
Total Return(b)	3.60%	33.71%	1.26%	7.77%	8.61%
Net Assets, End of Period (in thousands)	$296,139	$302,147	$244,058	$252,386	$239,629
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.74% (c)	0.75% (c)	0.76% (c)	0.76% (c)	0.76% (c)
Ratio of Net Investment Income to Average Net Assets	0.08%	0.03%	0.04%	0.07%	0.11%
Portfolio Turnover Rate	36.9%	36.2%	36.8%	38.6%	38.9%

LARGECAP GROWTH ACCOUNT I
Class 2 Shares	2018	2017	2016	2015(d)
Net Asset Value, Beginning of Period	$30.99	$24.46	$26.29	$30.30
Net Investment Income (Loss)(a)	(0.02)	(0.07)	(0.05)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	8.10	0.35	0.67
Total From Investment Operations	1.36	8.03	0.30	0.64
Dividends from Net Investment Income	–	–	–	(0.07)
Distributions from Realized Gains	(2.51)	(1.50)	(2.13)	(4.58)
Total Dividends and Distributions	(2.51)	(1.50)	(2.13)	(4.65)
Net Asset Value, End of Period	$29.84	$30.99	$24.46	$26.29
Total Return(b)	3.36%	33.38%	1.07%	1.94% (e)
Net Assets, End of Period (in thousands)	$3,159	$702	$127	$501
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.99% (c)	1.00%	1.01% (c)	1.01% (c),(f)
Ratio of Net Investment Income to Average Net Assets	(0.07)%	(0.25)%	(0.21)%	(0.19)% (f)
Portfolio Turnover Rate	36.9%	36.2%	36.8%	38.6% (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

MULTI-ASSET INCOME ACCOUNT
Class 1 Shares	2018	2017	2016	2015(e)
Net Asset Value, Beginning of Period	$11.24	$10.24	$9.72	$10.00
Net Investment Income (Loss)(a)	0.51	0.46	0.66	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(1.13)	0.76	0.11	(0.52)
Total From Investment Operations	(0.62)	1.22	0.77	(0.28)
Dividends from Net Investment Income	(0.29)	(0.19)	(0.23)	–
Distributions from Realized Gains	(0.03)	(0.03)	(0.02)	–
Total Dividends and Distributions	(0.32)	(0.22)	(0.25)	–
Net Asset Value, End of Period	$10.30	$11.24	$10.24	$9.72
Total Return(b)	(5.63)%	11.99%	7.96%	(2.80)% (f)
Net Assets, End of Period (in thousands)	$329	$241	$183	$10
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.08% (c)	0.08% (c)	0.08% (c)	0.08% (c),(g)
Ratio of Net Investment Income to Average Net Assets	4.68%	4.23%	6.46%	5.67% (g)
Portfolio Turnover Rate	32.9%	22.7%	61.0%	0.0%

MULTI-ASSET INCOME ACCOUNT
Class 2 Shares	2018	2017	2016	2015(e)
Net Asset Value, Beginning of Period	$11.18	$10.20	$9.71	$10.00
Net Investment Income (Loss)(a)	0.50	0.49	0.46	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(1.15)	0.71	0.28	(0.52)
Total From Investment Operations	(0.65)	1.20	0.74	(0.29)
Dividends from Net Investment Income	(0.29)	(0.19)	(0.23)	–
Distributions from Realized Gains	(0.03)	(0.03)	(0.02)	–
Total Dividends and Distributions	(0.32)	(0.22)	(0.25)	–
Net Asset Value, End of Period	$10.21	$11.18	$10.20	$9.71
Total Return(b)	(5.93)%	11.84%	7.65%	(2.90)% (f)
Net Assets, End of Period (in thousands)	$54	$26	$10	$10
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.33% (c)	0.33% (c)	0.33% (c)	0.33% (c),(g)
Ratio of Net Investment Income to Average Net Assets	4.57%	4.56%	4.57%	5.41% (g)
Portfolio Turnover Rate	32.9%	22.7%	61.0%	0.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

SAM FLEXIBLE INCOME PORTFOLIO
Class 1 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.95	$12.45	$12.27	$13.22	$13.72
Net Investment Income (Loss)(a)	0.40	0.47	0.42	0.40	0.49
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.56	0.44	(0.56)	0.33
Total From Investment Operations	(0.23)	1.03	0.86	(0.16)	0.82
Dividends from Net Investment Income	(0.53)	(0.44)	(0.43)	(0.47)	(0.52)
Distributions from Realized Gains	(0.33)	(0.09)	(0.25)	(0.32)	(0.80)
Total Dividends and Distributions	(0.86)	(0.53)	(0.68)	(0.79)	(1.32)
Net Asset Value, End of Period	$11.86	$12.95	$12.45	$12.27	$13.22
Total Return(b)	(1.97)%	8.41%	7.04%	(1.31)%	6.03%
Net Assets, End of Period (in thousands)	$157,019	$194,742	$196,393	$200,828	$215,309
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.23% (d)	0.23% (d)	0.23% (d)	0.23% (d)	0.23% (d)
Ratio of Net Investment Income to Average Net Assets	3.19%	3.69%	3.32%	3.05%	3.55%
Portfolio Turnover Rate	19.9%	29.3%	17.1%	25.2%	18.8%

SAM FLEXIBLE INCOME PORTFOLIO
Class 2 Shares	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.83	$12.34	$12.17	$13.12	$13.62
Net Investment Income (Loss)(a)	0.38	0.45	0.38	0.37	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.54	0.44	(0.56)	0.33
Total From Investment Operations	(0.25)	0.99	0.82	(0.19)	0.78
Dividends from Net Investment Income	(0.51)	(0.41)	(0.40)	(0.44)	(0.48)
Distributions from Realized Gains	(0.33)	(0.09)	(0.25)	(0.32)	(0.80)
Total Dividends and Distributions	(0.84)	(0.50)	(0.65)	(0.76)	(1.28)
Net Asset Value, End of Period	$11.74	$12.83	$12.34	$12.17	$13.12
Total Return(b)	(2.20)%	8.13%	6.73%	(1.55)%	5.80%
Net Assets, End of Period (in thousands)	$25,656	$23,003	$20,085	$21,108	$19,836
Ratio/Supplemental Data:
Ratio of Expenses to Average Net Assets	0.48% (d)	0.48% (d)	0.48% (d)	0.48% (d)	0.48% (d)
Ratio of Net Investment Income to Average Net Assets	3.07%	3.57%	3.06%	2.85%	3.27%
Portfolio Turnover Rate	19.9%	29.3%	17.1%	25.2%	18.8%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Portfolio invests.
(e)	Period from July 28, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

FINANCIAL STATEMENTS
The financial statements of each Acquiring Fund and Acquired Fund included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2018 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of each Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PVC. Certain tax consequences of two of the Reorganizations will be passed upon for each Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PVC, and for each Acquired Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PVC.
OTHER INFORMATION
The next annual meeting of PVC shareholders is April 25, 2019. Shareholder proposals to be presented at that meeting must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS

April ___, 2019
Des Moines, Iowa

Appendix A
FORM OF
PLAN OF ACQUISITION

Income Account and Core Plus Bond Account

The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Core Plus Bond Account series of the Fund (“Core Plus”) acquire all of the assets of the Income Account series of the Fund (“Income”), in exchange for the assumption by Core Plus of all of the liabilities of Income and for shares issued by Core Plus which are thereafter to be distributed by Income pro rata to its shareholders in complete liquidation and termination of Income and in exchange for all of Income’s outstanding shares.
Income will transfer to Core Plus, and Core Plus will acquire from Income, all of the assets of Income on the Closing Date and will assume from Income all of the liabilities of Income in exchange for the issuance of the number of Class 1 shares of Core Plus determined as provided in the following paragraphs. Class 1 shares of Core Plus will be subsequently distributed pro rata to the shareholders of Income in complete liquidation and termination of Income and in exchange for all of Income’s outstanding Class 1 and 2 shares. Income will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Income in proper form prior to the Closing Date shall be fulfilled by Income. Redemption requests received by Income thereafter will be treated as requests for redemption of those shares of Core Plus allocable to the shareholder in question.
Income will declare, and Core Plus may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, Core Plus will issue to Income a number of full and fractional Class 1 shares of Core Plus, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the Class 1 and Class 2 shares of Income. The aggregate value of the net assets of Income and Core Plus shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on June 7, 2019, or on such other date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for Core Plus or Income to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, Income shall (a) distribute on a pro rata basis to the Class 1 and 2 shareholders of record of Income at the close of business on the Closing Date the Class 1 shares of Core Plus received by Income at the Closing in exchange for all of Income’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of Core Plus to shareholders of Income, Core Plus shall credit its books an appropriate number and class of its shares to the account of each shareholder of Income. No certificates will be issued for shares of Core Plus. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Income, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of Core Plus to be credited on the books of Core Plus in respect of such shares of Income as provided above.
Income will, within a reasonable period of time before the Closing Date, furnish Core Plus with a list of Income’s portfolio securities and other investments. Core Plus will, within a reasonable period of time before the Closing Date, identify the securities, if any, on Income’s list referred to in the foregoing sentence that Core Plus wishes to receive from Income and otherwise how Core Plus wishes Income’s portfolio to be repositioned prior to the Closing in accordance with Core Plus’s investment objective, policies and strategies. Income, if requested by Core Plus, will reposition its portfolio as directed by Core Plus prior to the Closing. In addition, if it is determined that the portfolios of Income and Core Plus, when aggregated, would contain investments exceeding certain percentage limitations applicable to Core Plus with respect to such investments, Income, if requested by Core Plus, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing.
Prior to the Closing Date, Income shall deliver to Core Plus a list setting forth the assets to be assigned, delivered and transferred to Core Plus, including the securities then owned by Income and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by Core Plus pursuant to this Plan.
All of Income’s portfolio securities shall be delivered by Income’s custodian on the Closing Date to Core Plus or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of Core Plus or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Income’s account at its custodian to Core Plus’s account at its custodian. If on the Closing Date Income is unable to make good delivery to Core Plus’s custodian of any of Income’s portfolio securities because such securities have not yet been delivered to Income’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Income shall deliver to Core Plus’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to Core Plus, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by Core Plus.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Income and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of Income no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of Income.
Except as expressly provided otherwise in this Plan, Income will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of _________, 2019.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: Income Account

By:
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: Core Plus Bond Account

By:
Adam U. Shaikh
Assistant Counsel

FORM OF
PLAN OF ACQUISITION

LargeCap Growth Account and LargeCap Growth Account I

The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the LargeCap Growth Account I series of the Fund (“LCGI”) acquire all of the assets of LargeCap Growth Account series of the Fund (“LCG”), in exchange for the assumption by LCGI of all of the liabilities of LCG and for shares issued by LCGI which are thereafter to be distributed by LCG pro rata to its shareholders in complete liquidation and termination of LCG and in exchange for all of LCG’s outstanding shares.
LCG will transfer to LCGI, and LCGI will acquire from LCG, all of the assets of LCG on the Closing Date and will assume from LCG all of the liabilities of LCG in exchange for the issuance of the number of Class 1 shares of LCGI determined as provided in the following paragraphs. Class 1 shares of LCGI will be subsequently distributed pro rata to the shareholders of LCG in complete liquidation and termination of LCG and in exchange for all of LCG’s outstanding Class 1 and 2 shares. LCG will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by LCG in proper form prior to the Closing Date shall be fulfilled by LCG. Redemption requests received by LCG thereafter will be treated as requests for redemption of those shares of LCGI allocable to the shareholder in question.
LCG will declare, and LCGI may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its LCG (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, LCGI will issue to LCG a number of full and fractional Class 1 shares of LCGI, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the Class 1 and Class 2 shares of LCG. The aggregate value of the net assets of LCG and LCGI shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on June 7, 2019, or on such other date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for LCGI or LCG to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, LCG shall (a) distribute on a pro rata basis to the Class 1 and 2 shareholders of record of LCG at the close of business on the Closing Date the Class 1 shares of LCGI received by LCG at the Closing in exchange for all of LCG’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of LCGI to shareholders of LCG, LCGI shall credit its books an appropriate number and class of its shares to the account of each shareholder of LCG. No certificates will be issued for shares of LCGI. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of LCG, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of LCGI to be credited on the books of LCGI in respect of such shares of LCG as provided above.
LCG will, within a reasonable period of time before the Closing Date, furnish LCGI with a list of LCG’s portfolio securities and other investments. LCGI will, within a reasonable period of time before the Closing Date, identify the securities, if any, on LCG’s list referred to in the foregoing sentence that LCGI wishes to receive from LCG and otherwise how LCGI wishes LCG’s portfolio to be repositioned prior to the Closing in accordance with LCGI’s investment objective, policies and strategies. LCG, if requested by LCGI, will reposition its portfolio as directed by LCGI prior to the Closing. In addition, if it is determined that the portfolios of LCG and LCGI, when aggregated, would contain investments exceeding certain percentage limitations applicable to LCGI with respect to such investments, LCG, if requested by LCGI, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require LCG to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board of Directors or Principal Global Investors, LLC, the investment adviser to LCG and LCGI, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of LCG.
Prior to the Closing Date, LCG shall deliver to LCGI a list setting forth the assets to be assigned, delivered and transferred to LCGI, including the securities then owned by LCG and the respective federal LCG tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by LCGI pursuant to this Plan.
All of LCG’s portfolio securities shall be delivered by LCG’s custodian on the Closing Date to LCGI or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of LCGI or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from LCG’s account at its custodian to LCGI’s account at its custodian. If on the Closing Date LCG is unable to make good delivery to LCGI’s custodian of any of LCG’s portfolio securities because such securities have not yet been delivered to LCG’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and LCG shall deliver to LCGI’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to LCGI, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by LCGI.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of LCG and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of LCG no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of LCG.

Except as expressly provided otherwise in this Plan, LCG will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of _________, 2019.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: LargeCap Growth Account

By:
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: LargeCap Growth Account I

By:
Adam U. Shaikh
Assistant Counsel

FORM OF
PLAN OF ACQUISITION

SAM Flexible Income Account and Multi-Asset Income Account

The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Strategic Asset Management Flexible Income Account series of the Fund (“SAM”) acquire all of the assets of the Multi-Asset Income Account series of the Fund (“Multi-Asset”), in exchange for the assumption by SAM of all of the liabilities of Multi-Asset and for shares issued by SAM which are thereafter to be distributed by Multi-Asset pro rata to its shareholders in complete liquidation and termination of Multi-Asset and in exchange for all of Multi-Asset’s outstanding shares.
Multi-Asset will transfer to SAM, and SAM will acquire from Multi-Asset, all of the assets of Multi-Asset on the Closing Date and will assume from Multi-Asset all of the liabilities of Multi-Asset in exchange for the issuance of the number and class of shares of SAM determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of Multi-Asset of the corresponding class in complete liquidation and termination of Multi-Asset and in exchange for all of Multi-Asset’s outstanding Class 1 and 2 shares. Multi-Asset will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by Multi-Asset in proper form prior to the Closing Date shall be fulfilled by Multi-Asset. Redemption requests received by Multi-Asset thereafter will be treated as requests for redemption of those shares of SAM allocable to the shareholder in question.
Multi-Asset will declare, and SAM may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, SAM will issue to Multi-Asset a number of full and fractional Class 1 and 2 shares of SAM, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of Multi-Asset. The aggregate value of the net assets of Multi-Asset and SAM shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Global Investors, LLC, 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on June 7, 2019, or on such other date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SAM or Multi-Asset to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, Multi-Asset shall (a) distribute on a pro rata basis to the Class 1 and 2 shareholders of record of Multi-Asset at the close of business on the Closing Date the shares of SAM of the corresponding class received by Multi-Asset at the Closing in exchange for all of Multi-Asset’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

For purposes of the distribution of shares of SAM to shareholders of Multi-Asset, SAM shall credit its books an appropriate number and class of its shares to the account of each shareholder of Multi-Asset. No certificates will be issued for shares of SAM. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of Multi-Asset, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of SAM to be credited on the books of SAM in respect of such shares of Multi-Asset as provided above.
Multi-Asset will, within a reasonable period of time before the Closing Date, furnish SAM with a list of Multi-Asset’s portfolio securities and other investments. SAM will, within a reasonable period of time before the Closing Date, identify the securities, if any, on Multi-Asset’s list referred to in the foregoing sentence that SAM wishes to receive from Multi-Asset and otherwise how SAM wishes Multi-Asset’s portfolio to be repositioned prior to the Closing in accordance with SAM’s investment objective, policies and strategies. Multi-Asset, if requested by SAM, will reposition its portfolio as directed by SAM prior to the Closing. In addition, if it is determined that the portfolios of Multi-Asset and SAM, when aggregated, would contain investments exceeding certain percentage limitations applicable to SAM with respect to such investments, Multi-Asset, if requested by SAM, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require Multi-Asset to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board of Directors or Principal Global Investors, LLC, the investment adviser to Multi-Asset and SAM, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of Multi-Asset.
Prior to the Closing Date, Multi-Asset shall deliver to SAM a list setting forth the assets to be assigned, delivered and transferred to SAM, including the securities then owned by Multi-Asset and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SAM pursuant to this Plan.
All of Multi-Asset’s portfolio securities shall be delivered by Multi-Asset’s custodian on the Closing Date to SAM or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of SAM or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from Multi-Asset’s account at its custodian to SAM’s account at its custodian. If on the Closing Date Multi-Asset is unable to make good delivery to SAM’s custodian of any of Multi-Asset’s portfolio securities because such securities have not yet been delivered to Multi-Asset’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and Multi-Asset shall deliver to SAM’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SAM, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SAM.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of Multi-Asset and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of Multi-Asset no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of Multi-Asset.

Except as expressly provided otherwise in this Plan, Multi-Asset will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of _________, 2019.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquired Fund: Multi-Asset Income Account

By:
Michael J. Beer
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. on behalf of the following Acquiring Fund: SAM Flexible Income Account

By:
Adam U. Shaikh
Assistant Counsel

APPENDIX B – DESCRIPTION OF BOND RATINGS
Moody's Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Ratings assigned on Moody's global long-term obligation rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.1
1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investor’s expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody's appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, issuers, financial companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
SHORT-TERM NOTES: Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior ability to repay short-term debt obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong ability to repay short-term debt obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability to repay short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
US MUNICIPAL SHORT-TERM DEBT: The Municipal Investment Grade (MIG) scale is used to rate US municipal bonds of up to five years maturity. MIG ratings are divided into three levels - MIG 1 through MIG 3 - while speculative grade short-term obligations are designated SG.
MIG 1 denotes superior credit quality, afforded excellent protection from highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 denotes strong credit quality with ample margins of protection, although not as large as in the preceding group.
MIG 3 notes are of acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.
SG denotes speculative-grade credit quality and may lack sufficient margins of protection.
Description of S&P Global Ratings' Credit Rating Definitions:
S&P Global's credit rating, both long-term and short-term, is a forward-looking opinion of the creditworthiness of an obligor with respect to a specific obligation. This assessment takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.
The credit rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are statements of opinion as of the date they are expressed furnished by the issuer or obtained by S&P Global Ratings from other sources S&P Global Ratings considers reliable. S&P Global Ratings does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the financial obligation;

•
Protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM CREDIT RATINGS:

AAA:	Obligations rated ‘AAA’ have the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	Obligations rated ‘AA’ differ from the highest-rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:
Obligations rated ‘A’ have a strong capacity to meet financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.

BBB:
Obligations rated ‘BBB’ exhibit adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitment on the obligation.

BB, B, CCC,	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded, on balance, as having significant

CC, and C:
speculative characteristics. ‘BB’ indicates the lowest degree of speculation and ‘C’ the highest degree of speculation. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB:
Obligations rated ‘BB’ are less vulnerable to nonpayment than other speculative issues. However it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:
Obligations rated ‘B’ are more vulnerable to nonpayment than ‘BB’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair this capacity.

CCC:
Obligations rated ‘CCC’ are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. If adverse business, financial, or economic conditions occur, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:
Obligations rated ‘CC’ are currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of anticipated time to default.

C:	The rating ‘C’ is highly vulnerable to nonpayment, the obligation is expected to have lower relative seniority or lower ultimate recovery compared to higher rated obligations.

D:
Obligations rated ‘D’ are in default, or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

SHORT-TERM CREDIT RATINGS: Ratings are graded into four categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest.

A-1:
This is the highest category. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:
Issues carrying this designation are somewhat more susceptible to the adverse effects of the changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:
Issues carrying this designation exhibit adequate capacity to meet their financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet it financial commitment on the obligation.

B:
Issues rated ‘B’ are regarded as vulnerable and have significant speculative characteristics. The obligor has capacity to meet financial commitments; however, it faces major ongoing uncertainties which could lead to obligor’s inadequate capacity to meet its financial obligations.

C:
This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment on the obligation.

D:
This rating indicates that the issue is either in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The rating will also be used upon filing for bankruptcy petition or the taking of similar action and where default is a virtual certainty. If an obligation is subject to a distressed exchange offer the rating is lowered to ‘D’.

MUNICIPAL SHORT-TERM NOTE RATINGS: S&P Global Ratings rates U.S. municipal notes with a maturity of less than three years as follows:

SP-1:	A strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service is given a "+" designation.

SP-2:	A satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3:	A speculative capacity to pay principal and interest.

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE 1. MAIL your signed and voted proxy back TODAY! in the postage-paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY touchtone voting line BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. CONTROL NUMBER 12345678910 PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) INCOME ACCOUNT DES MOINES, IOWA PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2019 [INSURANCE COMPANY NAME HERE] The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the Income Account, in which the undersigned had an interest as a policy owner on March 29, 2019, at the meeting of shareholders of the Income Account to be held May 31, 2019 at 10:30 a.m., Central Time, and any adjournments or postponements thereof, that the undersigned shareholder would be entitled to vote if personally present. Receipt of the related Proxy Statement/Prospectus and accompanying Notice of Special Meeting of Shareholders that describes the proposal to be considered and voted on is hereby acknowledged. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Income Account attributable to your account value in proportion to the votes of policy owners allocating assets to such Account for which voting instructions are received by the Insurance Company. Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2019. The Proxy Statement/Prospectus for this meeting is available at: proxyonline.com/docs/pvcf2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

INCOME ACCOUNT PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. _______________________________________________________________ Please sign this proxy card exactly as your name appears on the SIGNATURE (AND TITLE IF APPLICABLE) DATE books of PVC. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer _______________________________________________________________ who should state his or her title. SIGNATURE (JOINT OWNERS) DATE This proxy is solicited on behalf of PVC’s Board of Directors, and the Proposal has been approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting. THE BOARD OF DIRECTORS OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 1. Approval of a Plan of Acquisition providing for the reorganization of the Income Account (Class 1 and Class 2) into the Core Plus Bond Account (Class 1). ○ ○ ○ THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE 1. MAIL your signed and voted proxy back TODAY! in the postage-paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY touchtone voting line BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. CONTROL NUMBER 12345678910 PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) INCOME ACCOUNT DES MOINES, IOWA PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2019 This proxy is solicited on behalf of the Board of Directors of PVC. The undersigned shareholder appoints Michael J. Beer, Laura B. Latham, and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Income Account to be held May 31, 2019 at 10:30 a.m., Central Time, and any adjournments or postponements thereof, all the shares of the Income Account that the undersigned shareholder would be entitled to vote if personally present. Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2019. The Proxy Statement/Prospectus for this meeting is available at: proxyonline.com/docs/pvcf2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

INCOME ACCOUNT PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. _______________________________________________________________ Please sign this proxy card exactly as your name appears on the SIGNATURE (AND TITLE IF APPLICABLE) DATE books of PVC. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer _______________________________________________________________ who should state his or her title. SIGNATURE (JOINT OWNERS) DATE This proxy is solicited on behalf of PVC’s Board of Directors, and the Proposal has been approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting. THE BOARD OF DIRECTORS OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 1. Approval of a Plan of Acquisition providing for the reorganization of the Income Account (Class 1 and Class 2) into the Core Plus Bond Account (Class 1). ○ ○ ○ THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE 1. MAIL your signed and voted proxy back TODAY! in the postage-paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY touchtone voting line BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. CONTROL NUMBER 12345678910 PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) LARGECAP GROWTH ACCOUNT DES MOINES, IOWA PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2019 [INSURANCE COMPANY NAME HERE] The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the LargeCap Growth Account, in which the undersigned had an interest as a policy owner on March 29, 2019, at the meeting of shareholders of the LargeCap Growth Account to be held May 31, 2019 at 10:45 a.m., Central Time, and any adjournments or postponements thereof, that the undersigned shareholder would be entitled to vote if personally present. Receipt of the related Proxy Statement/Prospectus and accompanying Notice of Special Meeting of Shareholders that describes the proposal to be considered and voted on is hereby acknowledged. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the LargeCap Growth Account attributable to your account value in proportion to the votes of policy owners allocating assets to such Account for which voting instructions are received by the Insurance Company. Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2019. The Proxy Statement/Prospectus for this meeting is available at: proxyonline.com/docs/pvcf2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

LARGECAP GROWTH ACCOUNT PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. _______________________________________________________________ Please sign this proxy card exactly as your name appears on the SIGNATURE (AND TITLE IF APPLICABLE) DATE books of PVC. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer _______________________________________________________________ who should state his or her title. SIGNATURE (JOINT OWNERS) DATE This proxy is solicited on behalf of PVC’s Board of Directors, and the Proposal has been approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting. THE BOARD OF DIRECTORS OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 2. Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Growth Account (Class 1 and Class 2) into the LargeCap Growth Account I (Class 1). ○ ○ ○ THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE 1. MAIL your signed and voted proxy back TODAY! in the postage-paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY touchtone voting line BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. CONTROL NUMBER 12345678910 PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) LARGECAP GROWTH ACCOUNT DES MOINES, IOWA PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2019 This proxy is solicited on behalf of the Board of Directors of PVC. The undersigned shareholder appoints Michael J. Beer, Laura B. Latham, and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the LargeCap Growth Account to be held May 31, 2019 at 10:45 a.m., Central Time, and any adjournments or postponements thereof, all the shares of the LargeCap Growth Account that the undersigned shareholder would be entitled to vote if personally present. Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2019. The Proxy Statement/Prospectus for this meeting is available at: proxyonline.com/docs/pvcf2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

LARGECAP GROWTH ACCOUNT PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. _______________________________________________________________ Please sign this proxy card exactly as your name appears on the SIGNATURE (AND TITLE IF APPLICABLE) DATE books of PVC. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer _______________________________________________________________ who should state his or her title. SIGNATURE (JOINT OWNERS) DATE This proxy is solicited on behalf of PVC’s Board of Directors, and the Proposal has been approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting. THE BOARD OF DIRECTORS OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 2. Approval of a Plan of Acquisition providing for the reorganization of the LargeCap Growth Account (Class 1 and Class 2) into the LargeCap Growth Account I (Class 1). ○ ○ ○ THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE 1. MAIL your signed and voted proxy back TODAY! in the postage-paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY touchtone voting line BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. CONTROL NUMBER 12345678910 PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) MULTI-ASSET INCOME ACCOUNT DES MOINES, IOWA PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2019 [INSURANCE COMPANY NAME HERE] The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the Multi-Asset Income Account, in which the undersigned had an interest as a policy owner on March 29, 2019, at the meeting of shareholders of the Multi-Asset Income Account to be held May 31, 2019 at 11:00 a.m., Central Time, and any adjournments or postponements thereof, that the undersigned shareholder would be entitled to vote if personally present. Receipt of the related Proxy Statement/Prospectus and accompanying Notice of Special Meeting of Shareholders that describes the proposal to be considered and voted on is hereby acknowledged. If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Multi- Asset Income Account attributable to your account value in proportion to the votes of policy owners allocating assets to such Account for which voting instructions are received by the Insurance Company. Shares will be voted in the manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposal. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2019. The Proxy Statement/Prospectus for this meeting is available at: proxyonline.com/docs/pvcf2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MULTI-ASSET INCOME ACCOUNT PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. _______________________________________________________________ Please sign this proxy card exactly as your name appears on the SIGNATURE (AND TITLE IF APPLICABLE) DATE books of PVC. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer _______________________________________________________________ who should state his or her title. SIGNATURE (JOINT OWNERS) DATE This proxy is solicited on behalf of PVC’s Board of Directors, and the Proposal has been approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting. THE BOARD OF DIRECTORS OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 2. Approval of a Plan of Acquisition providing for the reorganization of the Multi-Asset Income Account (Class 1 and Class 2) into the SAM (Strategic Asset Management) Flexible Income Account (Class 1 and Class 2). ○ ○ ○ THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE 1. MAIL your signed and voted proxy back TODAY! in the postage-paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPESETTING PURPOSES ONLY*** 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY touchtone voting line BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. CONTROL NUMBER 12345678910 PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. (“PVC”) MULTI-ASSET INCOME ACCOUNT DES MOINES, IOWA PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2019 This proxy is solicited on behalf of the Board of Directors of PVC. The undersigned shareholder appoints Michael J. Beer, Laura B. Latham, and Adam U. Shaikh, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Multi-Asset Income Account to be held May 31, 2019 at 11:00 a.m., Central Time, and any adjournments or postponements thereof, all the shares of the Multi-Asset Income Account that the undersigned shareholder would be entitled to vote if personally present. Check the appropriate box on the reverse side of this ballot, date the ballot, and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposal listed on the reverse side. The Proxies will also be authorized to vote in their discretion upon such other matters that may properly come before the meeting. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2019. The Proxy Statement/Prospectus for this meeting is available at: proxyonline.com/docs/pvcf2019.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MULTI-ASSET INCOME ACCOUNT PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. _______________________________________________________________ Please sign this proxy card exactly as your name appears on the SIGNATURE (AND TITLE IF APPLICABLE) DATE books of PVC. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer _______________________________________________________________ who should state his or her title. SIGNATURE (JOINT OWNERS) DATE This proxy is solicited on behalf of PVC’s Board of Directors, and the Proposal has been approved by the Board of Directors and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the special meeting. THE BOARD OF DIRECTORS OF PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● FOR AGAINST ABSTAIN 3. Approval of a Plan of Acquisition providing for the reorganization of the Multi-Asset Income Account (Class 1 and Class 2) into the SAM (Strategic Asset Management) Flexible Income Account (Class 1 and Class 2). ○ ○ ○ THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PART B
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: April ___, 2019

This Statement of Additional Information is available to the shareholders of the Income Account, the LargeCap Growth Account, and the Multi-Asset Income Account (the "Acquired Funds") in connection with the proposed reorganization of each Acquired Fund into the Core Plus Bond Account, the LargeCap Growth Account I, and the SAM (Strategic Asset Management) Flexible Income Account, respectively, (the "Acquiring Funds") (each, a "Reorganization"). The Acquired and Acquiring Funds are each a separate series of Principal Variable Contracts Funds, Inc. ("PVC").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated April ___, 2019, relating to the Special Meeting of Shareholders of the Acquired Funds to be held on May 31, 2019 at (i) 10:30 a.m., Central Time, for the Income Account, (ii) 10:45 a.m., Central Time, for the LargeCap Growth Account, and (iii) 11:00 a.m., Central Time, for the Multi-Asset Income Account. The Proxy Statement/Prospectus, which describes each proposed Reorganization, may be obtained without charge by writing to Principal Variable Contracts Funds, Inc., P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.

TABLE OF CONTENTS

(1)
Statement of Additional Information of PVC dated May 1, 2018, as supplemented on June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, October 9, 2018, December 17, 2018, and February 15, 2019.

(2)	Audited Financial Statements of the Acquired Funds and the Acquiring Funds included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2018.

(3)	Pro Forma Financial Statements.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 002-35570; and 811-01944).

(1)
The Statement of Additional Information of Principal Variable Contracts Funds, Inc. dated May 1, 2018, including Supplements dated June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, October 9, 2018, December 17, 2018, and February 15, 2019, and filed via EDGAR on those dates.

(2)
The financial statements of the Acquired Funds and the Acquiring Funds included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2018, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 26, 2019.

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.principalfunds.com.

PRO FORMA FINANCIAL STATEMENTS

On December 11, 2018, the PVC Board of Directors approved Plans of Acquisition whereby the Core Plus Bond Account, the LargeCap Growth Account I, and the SAM (Strategic Asset Management) Flexible Income Account (the "Acquiring Funds") will acquire all the assets of the Income Account, the LargeCap Growth Account, and the Multi-Asset Income Account, respectively, (the "Acquired Funds"), subject to the liabilities of the Acquired Funds, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Funds (each, a "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Core Plus Bond Account and LargeCap Growth Account I (the "combined Acquiring Funds"), assuming each corresponding Reorganization had been consummated as of December 31, 2018. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Funds. The second table presents pro forma Statements of Operations for the combined Acquiring Funds. The third table presents a pro forma Schedule of Investments for the combined Acquiring Funds.
Pro forma combining financial statements for the SAM (Strategic Asset Management) Flexible Income Account (the Acquiring Account") are not included because as of March 7, 2019, the assets of the Multi-Asset Income Account, the Acquired Account, constituted less than 10% of the assets of the Acquiring Account.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma Schedules of Investments and Statements of Assets and Liabilities and Operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Funds incorporated by reference in the Statements of Additional Information.

Pro Forma Statements of Assets and Liabilities
Principal Variable Contracts Funds, Inc.
December 31, 2018 (unaudited)
Amounts in thousands

	Core Plus Bond Account	Income Account	Pro Forma Adjustments		Pro Forma Core Plus Bond Account
Investment in securities--at cost	$310,864	$176,788	$—		$487,652
Investment in affiliated securities--at cost	$3,894	$1,795	$—		$5,689
Assets
Investment in securities--at value	$301,182	$179,127	$—		$480,309
Investment in affiliated securities--at value	3,894	1,795	—		5,689
Cash	14	—	—		14
Deposits with counterparty	9	—	—		9
Receivables:			—
Dividends and interest	2,153	1,565	—		3,718
Fund shares sold	110	27	—		137
Investment securities sold	498	—	—		498
Variation margin on futures	45	—	—		45
Total Assets	307,905	182,514	—		490,419
Liabilities
Accrued management and investment advisory fees	110	78	—		188
Accrued distribution fees	—	1	—		1
Accrued directors' expenses	1	1	—		2
Accrued other expenses	9	4	—		13
Cash overdraft	—	39	—		39
Deposits from counterparty	—	—	—		—
Payables:
Fund shares redeemed	3,073	620	—		3,693
Investment securities purchased	23,156	—	—		23,156
Unrealized loss on unfunded loan commitments	$1	—	—		$1
Variation margin on futures	21	—	—		21
Variation margin on swaps	14	—	—		14
Reorganization and transition costs	—	—	34	(b)	34
Total Liabilities	$26,385	$743	$34		$27,162
Net Assets Applicable to Outstanding Shares	$281,520	$181,771	$(34)		$463,257

Net Assets Consist of:
Capital shares and additional paid-in-capital	$288,552	$172,824	$—		$461,376
Total distributable earnings (loss)	$(7,032)	$8,947	$(34)	(b)	$1,881
Total Net Assets	281,520	181,771	(34)		463,257
Capital Stock (par value: $.01 per share):
Shares authorized	400,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	280,760	178,598	3,139	(b),(c)	462,497
Shares issued and outstanding	$25,984	$17,851	$(1,038)	(a),(b),(c)	$42,797
Net Asset Value per share	$10.81	$10.01			$10.81
Class 2: Net Assets	$760	$3,173	(3,173)	(c)	$760
Shares issued and outstanding	$71	$319	(319)	(c)	$71
Net Asset Value per share	$10.73	$9.96			$10.73

(a) Reflects new shares issued, net of retired shares of Income Account.
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization and transition costs associated with disposing of portfolio securities.
(c) Reflects Class 2 shares transferring into Class 1 shares.
See accompanying notes.

Pro Forma Statements of Assets and Liabilities
Principal Variable Contracts Funds, Inc.
December 31, 2018 (unaudited)
Amounts in thousands

Amounts in thousands, except per share amounts	LargeCap Growth Account	LargeCap Growth Account I	Pro Forma Adjustments		Pro Forma LargeCap Growth Account I
Investment in securities--at cost	$90,794	$215,944	$—		$306,738
Investment in affiliated securities--at cost	$2,326	$6,401	$—		$8,727
Assets
Investment in securities--at value	$97,684	$292,341	$—		$390,025
Investment in affiliated securities--at value	2,326	6,372	—		8,698
Cash	—	11	—		11
Deposits with counterparty	—	12	—		12
Receivables:
Dividends and interest	32	543	—		575
Expense reimbursement from Manager	—	4	—		4
Fund shares sold	164	139	—		303
Investment securities sold	165	161	—		326
Variation margin on futures	–	4	—		4
Total Assets	100,371	299,587	—		399,958
Liabilities
Accrued management and investment advisory fees	59	194	—		253
Accrued distribution fees	1	1	—		2
Accrued directors' expenses	1	2	—		3
Accrued other expenses	3	8	—		11
Deposits from counterparty	—	—	—		—
Payables:
Fund shares redeemed	17	84	–		101
Reorganization and transition costs	—	—	33	(b)	33
Total Liabilities	$81	289	33		$403
Net Assets Applicable to Outstanding Shares	100,290	299,298	(33)		399,555

Net Assets Consist of:
Capital shares and additional paid-in-capital	$74,720	$189,089	$ –		$263,809
Total distributable earnings (loss)	$25,570	$110,209	$(33)	(b)	$135,746
Total Net Assets	$100,290	$299,298	$(33)		$399,555
Capital Stock (par value: $.01 per share):
Shares authorized	$300,000	$200,000	$—		$500,000
Net Asset Value Per Share:
Class 1: Net Assets	98,106	296,139	2,151	(b),(c)	396,396
Shares issued and outstanding	$3,472	$9,838	$(142)	(a),(b),(c)	$13,168
Net Asset Value per share	28.25	30.1	$		$30.10
Class 2: Net Assets	$2,184	$3,159	$(2,184)	(c)	$3,159
Shares issued and outstanding.............................................	78	106	(78)	(c)	106
Net Asset Value per share..................................................	$28.06	$29.84	$		$29.84

(a) Reflects new shares issued, net of retired shares of LargeCap Growth Account.
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization and transition costs associated with disposing of portfolio securities.
(c) Reflects Class 2 shares transferring into Class 1 shares
See accompanying notes.

Pro Forma Statements of Operations
Principal Variable Contracts Funds, Inc.
Twelve Months Ended December 31, 2018 (unaudited)

Amounts in thousands	Core Plus Bond Account	Income Account	Pro Forma Adjustments		Pro Forma Core Plus Bond Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$184	$76	$—		$260
Dividends	8	—	—		8
Withholding tax	(1)	—	—		(1)
Interest	10,555	8,014	—		18,569
Total Income	10,746	8,090	—		18,836
Expenses:
Management and investment advisory fees	1,301	1,002	(339)	(a)	1,964
Distribution Fees - Class 2	2	8	—		10
Custodian fees	25	3	(3)	(b)	25
Directors' expenses	8	6	(3)	(b)	11
Professional fees	5	5	(5)	(b)	5
Total Expenses	1,341	1,024	(350)		2,015
Net Investment Income (Loss)	9,405	7,066	350		16,821

Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swap agreements
Net realized gain (loss) from:
Investment transactions	(3,944)	3,115	—		(829)
Futures contracts	83	—	—		83
Swap agreements	(219)	—	—		(219)
Change in unrealized appreciation/depreciation of:
Investments	(10,085)	(9,259)	—		(19,344)
Futures contracts	238	—	—		238
Swap agreements	207	—	—		207
Net Realized and Unrealized Gain (Loss) on Investments, Futures and Swap agreements	(13,720)	(6,144)	—		(19,864)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,315)	$922	$350		$(3,043)

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.
(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes.

Pro Forma Statements of Operations
Principal Variable Contracts Funds, Inc.
Twelve Months Ended December 31, 2018 (unaudited)

Amounts in thousands	LargeCap Growth Account	LargeCap Growth Account I	Pro Forma Adjustments		Pro Forma Large Cap Growth Account I
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$32	$122	$—		$154
Dividends	860	2,557	—		3,417
Withholding tax	—	(9)	—		(9)
Interest	—	4	—		4
Total Income	892	2,674	—		3,566
Expenses:
Management and investment advisory fees	824	2,436	(61)	(a)	3,199
Distribution fees - Class 2	5	5	—		10
Custodian fees	2	20	(2)	(b)	20
Directors' expenses	4	8	(3)	(b)	9
Professional fees	4	5	(4)	(b)	5
Total Gross Expenses	839	2,474	(70)		3,243
Less: Reimbursement from Manager	—	53	19	(a)	72
Total Net Expenses	839	2,421	(89)		3,171
Net Investment Income (Loss)	53	253	89		395

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions	18,641	38,873	—		57,514
Futures contracts	–	185	—		185
Change in unrealized appreciation/depreciation of:
Investments	(25,599)	(27,288)	—		(52,887)
Investments in affiliated securities	–	(29)	—		(29)
Futures contracts	–	(70)	—		(70)
Net Realized and Unrealized Gain (Loss) on Investments and Futures	(6,958)	11,671	—		4,713
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,905)	$11,924	$—		$5,019

(a) Management and investment advisory fees decreased and waivers increased to reflect annual percentage rate of Acquiring Fund.
(b) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes.

Proforma Schedule of Investments
December 31, 2018

			Core Plus Bond	Core Plus Bond		Combined	Combined
	Income Account	Income Account	Account Shares	Account Value		Portfolio Shares	Portfolio Value
COMMON STOCKS - 1.18%	Shares Held	Value (000's)	Held	(000	's)	Held	(000	's)
Electric - 0.06%
GenOn Energy - Class A (a),(b),(c)	2,032	$284	—	$—		2,032	$284

Oil & Gas - 0.09%
Patterson-UTI Energy Inc	—	—	3,386	35		3,386	35
Riviera Resources Inc/Linn (a),(c)	16,155	255	—	—		16,155	255
Roan Resources Inc (a),(c)	16,155	136	—	—		16,155	136
		$391		$35			$426
Transportation - 1.03%
Trailer Bridge Inc (a),(b),(c),(d),(e)	25,472	4,735	—	—		25,472	4,735
TOTAL COMMON STOCKS		$5,410		$35			$5,445
			Core Plus Bond	Core Plus Bond		Combined	Combined
	Income Account	Income Account	Account Shares	Account Value		Portfolio Shares	Portfolio Value
INVESTMENT COMPANIES - 1.23%	Shares Held	Value (000's)	Held	(000	's)	Held	(000	's)
Money Market Funds - 1.23%
Principal Government Money Market Fund	1,795,275	1,795	3,893,898	3,894		5,689,173	5,689
2.11%(f),(g)
TOTAL INVESTMENT COMPANIES		$1,795		$3,894			$5,689
			Core Plus Bond	Core Plus Bond		Combined	Combined
	Income Account	Income Account	Account Shares	Account Value		Portfolio Shares	Portfolio Value
PREFERRED STOCKS - 0.03%	Shares Held	Value (000's)	Held	(000	's)	Held	(000	's)
Agriculture - 0.00%
Pinnacle Operating Corp 0.00% (a),(d),(e)	—	$—	81,952	$8		81,952	$8

Telecommunications - 0.03%
Verizon Communications Inc 5.90%,	—	—	5,000	127		5,000	127
02/15/2054
TOTAL PREFERRED STOCKS		$—		$135			$135
			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS - 63.98%	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Aerospace & Defense - 0.58%
Air 2 US
8.63%, 10/1/2020(h)	$—	$—	$4	$4		$4	$4
BBA US Holdings Inc
5.38%, 5/1/2026(h)	—	—	25	24		25	24
Bombardier Inc
6.13%, 1/15/2023(h)	—	—	30	28		30	28
7.50%, 3/15/2025(h)	—	—	355	335		355	335
Triumph Group Inc
7.75%, 8/15/2025	—	—	220	194		220	194
United Technologies Corp
2.80%, 5/4/2024	—	—	420	396		420	396
3.10%, 6/1/2022	—	—	215	210		215	210
3.95%, 8/16/2025	—	—	390	387		390	387
4.13%, 11/16/2028	—	—	890	882		890	882
4.45%, 11/16/2038	—	—	115	112		115	112
4.63%, 11/16/2048	—	—	100	97		100	97

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Aerospace & Defense (continued)
United Technologies Corp (continued)
5.40	%,	5/1/2035	$	— $	—	$40	$42		$40	$42
					$—		$2,711			$2,711
Agriculture - 0.77%
Altria Group Inc
2.85	%,	8/9/2022		—	—	480	461		480	461
4.00	%,	1/31/2024		—	—	235	231		235	231
4.50	%,	5/2/2043		—	—	240	200		240	200
5.38	%,	1/31/2044		—	—	530	494		530	494
BAT Capital Corp
2.76	%,	8/15/2022		—	—	140	132		140	132
3.20	%,	8/14/2020		—	—	200	198		200	198
3 Month USD LIBOR + 0.59%
3.22	%,	8/15/2024		—	—	170	157		170	157
4.54	%,	8/15/2047		—	—	90	72		90	72
Imperial Brands Finance PLC
3.75	%,	7/21/2022(h)		—	—	220	218		220	218
Philip Morris International Inc
1.88	%,	2/25/2021		—	—	80	78		80	78
2.38	%,	8/17/2022		—	—	120	115		120	115
4.38	%,	11/15/2041		—	—	20	18		20	18
Pinnacle Operating Corp
9.00	%,	5/15/2023(h)		—	—	118	76		118	76
Reynolds American Inc
5.70	%,	8/15/2035		—	—	300	293		300	293
5.85	%,	8/15/2045		—	—	90	84		90	84
6.88	%,	5/1/2020		—	—	580	603		580	603
7.00	%,	8/4/2041		—	—	120	129		120	129
					$—		$3,559			$3,559
Airlines - 0.56%
American Airlines 2013-1 Class B Pass Through
Trust
5.63	%,	7/15/2022(h)		—	—	146	147		146	147
American Airlines 2013-2 Class A Pass Through
Trust
4.95	%,	7/15/2024		—	—	736	747		736	747
American Airlines 2014-1 Class A Pass Through
Trust
3.70	%,	4/1/2028		—	—	128	124		128	124
American Airlines 2015-1 Class A Pass Through
Trust
3.38	%,	11/1/2028		—	—	25	24		25	24
American Airlines 2015-1 Class B Pass Through
Trust
3.70	%,	11/1/2024		—	—	14	13		14	13
American Airlines 2016-3 Class A Pass Through
Trust
3.25	%,	4/15/2030		—	—	212	202		212	202
American Airlines 2017-1 Class AA Pass
Through Trust
3.65	%,	8/15/2030		—	—	152	150		152	150

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Airlines (continued)
Continental Airlines 2007-1 Class A Pass
Through Trust
5.98	%,	10/19/2023	$—	$—	$96	$100		$96	$100
Continental Airlines 2012-1 Class A Pass
Through Trust
4.15	%,	10/11/2025	—	—	339	338		339	338
United Airlines 2014-2 Class A Pass Through
Trust
3.75	%,	3/3/2028	—	—	249	243		249	243

United Airlines 2018-1 Class A Pass Through
Trust
3.70	%,	9/1/2031	—	—	205	200		205	200
United Airlines 2018-1 Class AA Pass Through
Trust
3.50	%,	9/1/2031	—	—	200	196		200	196
US Airways 2001-1G Pass Through Trust
7.08	%,	9/20/2022	—	—	10	11		10	11
US Airways 2013-1 Class A Pass Through Trust
3.95	%,	5/15/2027	—	—	108	109		108	109
				$—		$2,604			$2,604
Apparel - 0.09%
Under Armour Inc
3.25	%,	6/15/2026	500	419	—	—		500	419
Automobile Asset Backed Securities - 4.22%
Ally Auto Receivables Trust 2016-2
1.35	%,	5/15/2020	—	—	78	78		78	78
AmeriCredit Automobile Receivables 2015-4
2.11	%,	1/8/2021	—	—	283	283		283	283
AmeriCredit Automobile Receivables Trust
2017-4
2.63	%,	5/18/2021	—	—	856	855		856	855
1.00 x 1 Month USD LIBOR + 0.18%
Americredit Automobile Receivables Trust 2018-
2
2.86	%,	11/18/2021	—	—	1,240	1,238		1,240	1,238
Capital Auto Receivables Asset Trust 2017-1
2.70	%,	9/20/2022(h)	—	—	585	579		585	579
Carmax Auto Owner Trust 2018-4
2.66	%,	2/15/2022	—	—	2,000	2,000		2,000	2,000
1.00 x 1 Month USD LIBOR + 0.20%
Drive Auto Receivables Trust 2017-2
2.25	%,	6/15/2021	—	—	97	97		97	97
Drive Auto Receivables Trust 2017-3
2.30	%,	5/17/2021	—	—	280	280		280	280
Drive Auto Receivables Trust 2018-2
2.83	%,	9/15/2020	—	—	394	394		394	394
Drive Auto Receivables Trust 2018-5
2.78	%,	7/15/2021	—	—	750	749		750	749
1.00 x 1 Month USD LIBOR + 0.32%

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Automobile Asset Backed Securities
(continued)
Ford Credit Auto Owner Trust 2016-A
1.39	%,	7/15/2020	$	— $	—	$85	$85		$85	$85
GM Financial Automobile Leasing Trust 2016-3
1.97	%,	5/20/2020		—	—	300	299		300	299
2.38	%,	5/20/2020		—	—	300	299		300	299
GM Financial Automobile Leasing Trust 2017-1
2.48	%,	8/20/2020		—	—	300	298		300	298
2.74	%,	8/20/2020		—	—	200	199		200	199
GM Financial Automobile Leasing Trust 2017-2
1.72	%,	1/21/2020		—	—	269	269		269	269
GM Financial Automobile Leasing Trust 2017-3
2.71	%,	1/21/2020		—	—	207	207		207	207
1.00 x 1 Month USD LIBOR + 0.24%
GM Financial Automobile Leasing Trust 2018-2
2.69	%,	7/20/2020		—	—	2,978	2,977		2,978	2,977
1.00 x 1 Month USD LIBOR + 0.22%
GM Financial Automobile Leasing Trust 2018-3
3.18	%,	6/21/2021		—	—	600	601		600	601
Hertz Fleet Lease Funding LP
2.89	%,	5/10/2032(h)		—	—	500	501		500	501
1.00 x 1 Month USD LIBOR + 0.50%
Hyundai Auto Lease Securitization Trust 2017-
C
2.46	%,	7/15/2022(h)		—	—	650	644		650	644
Hyundai Auto Receivables Trust 2017-A
1.48	%,	2/18/2020		—	—	14	13		14	13
Mercedes-Benz Auto Lease Trust 2018-A
2.41	%,	2/16/2021		—	—	400	398		400	398
Nissan Auto Lease Trust 2017-A
2.66	%,	9/16/2019		—	—	350	350		350	350
1.00 x 1 Month USD LIBOR + 0.20%
Santander Drive Auto Receivables Trust 2016-2
2.08	%,	2/16/2021		—	—	22	22		22	22
Santander Drive Auto Receivables Trust 2018-2
2.71	%,	10/15/2020		—	—	605	605		605	605
1.00 x 1 Month USD LIBOR + 0.25%
3.35	%,	7/17/2023		—	—	500	500		500	500
Santander Drive Auto Receivables Trust 2018-3
2.73	%,	3/15/2021		—	—	1,162	1,162		1,162	1,162
1.00 x 1 Month USD LIBOR + 0.27%
Santander Drive Auto Receivables Trust 2018-5
2.69	%,	7/15/2021		—	—	3,000	3,000		3,000	3,000
1.00 x 1 Month USD LIBOR + 0.23%
Santander Retail Auto Lease Trust 2017-A
2.02	%,	3/20/2020(h)		—	—	297	296		297	296

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Automobile Asset Backed Securities
(continued)
Wheels SPV 2 LLC
1.88	%,	4/20/2026(h)	$ — $	—	$264	$262		$264	$262
				$—		$19,540			$19,540
Automobile Floor Plan Asset Backed Securities - 0.66%
Ally Master Owner Trust
2.89	%,	6/15/2022	1,000	1,002	—	—		1,000	1,002
1.00 x 1 Month USD LIBOR + 0.43%
Ford Credit Floorplan Master Owner Trust A
2.86	%,	10/15/2023	1,000	997	—	—		1,000	997
1.00 x 1 Month USD LIBOR + 0.40%

GMF Floorplan Owner Revolving Trust
3.50	%,	9/15/2023(h)	—	—	300	304		300	304
Navistar Financial Dealer Note Master Owner
Trust II
3.14	%,	9/25/2023(h)	750	750	—	—		750	750
1.00 x 1 Month USD LIBOR + 0.63%
				$2,749		$304			$3,053
Automobile Manufacturers - 0.47%
Allison Transmission Inc
5.00	%,	10/1/2024(h)	—	—	50	48		50	48
Daimler Finance North America LLC
2.25	%,	3/2/2020(h)	—	—	445	439		445	439
2.70	%,	8/3/2020(h)	—	—	450	444		450	444
2.85	%,	1/6/2022(h)	—	—	180	176		180	176
General Motors Co
6.25	%,	10/2/2043	—	—	30	28		30	28
6.60	%,	4/1/2036	—	—	275	268		275	268
General Motors Financial Co Inc
3.40	%,	1/5/2023	—	—	450	427		450	427
3 Month USD LIBOR + 0.99%
3.85	%,	1/5/2028	—	—	100	87		100	87
Navistar International Corp
6.63	%,	11/1/2025(h)	—	—	270	260		270	260
				$—		$2,177			$2,177
Automobile Parts & Equipment - 0.09%
American Axle & Manufacturing Inc
6.25	%,	4/1/2025	—	—	160	146		160	146
Dana Inc
5.50	%,	12/15/2024	—	—	85	79		85	79
IHO Verwaltungs GmbH
4.75%, PIK 5.50%, 9/15/2026 (h),(i),(j)			—	—	25	22		25	22
Schaeffler Finance BV
4.75	%,	5/15/2023(h)	—	—	200	191		200	191
				$—		$438			$438

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Banks - 8.46%
Banco General SA
4.13	%,	8/7/2027(h)	$—	$—	$200	$184		$200	$184
Bank of America Corp
3.50	%,	5/17/2022(k)	—	—	200	200		200	200
3 Month USD LIBOR + 0.63%
4.20	%,	8/26/2024	—	—	695	689		695	689
4.25	%,	10/22/2026	—	—	611	594		611	594
Bank of New York Mellon Corp/The
2.80	%,	5/4/2026	500	471	—	—		500	471
4.62	%,	12/31/2049(k),(l)	—	—	400	359		400	359
3 Month USD LIBOR + 3.13%
Barclays PLC
7.75	%,	12/31/2049(k),(l)	—	—	200	192		200	192
USD Swap Semi-Annual 5 Year + 4.84%
BNP Paribas SA
6.75	%,	12/31/2049(h),(k),(l)	—	—	400	390		400	390
USD Swap Semi-Annual 5 Year + 4.92%
BPCE SA
2.50	%,	7/15/2019	—	—	450	448		450	448
CIT Group Inc
4.13	%,	3/9/2021	—	—	75	74		75	74
5.25	%,	3/7/2025	—	—	20	20		20	20
5.80	%,	12/31/2049(k),(l)	—	—	40	36		40	36
3 Month USD LIBOR + 3.97%
6.13	%,	3/9/2028	—	—	40	40		40	40
Citigroup Inc
3.44	%,	7/24/2023	—	—	215	210		215	210
3 Month USD LIBOR + 0.95%
3.52	%,	10/27/2028(k)	—	—	940	877		940	877
3 Month USD LIBOR + 1.15%
3.88	%,	3/26/2025	1,000	967	—	—		1,000	967
4.13	%,	7/25/2028	—	—	745	699		745	699
4.45	%,	9/29/2027	—	—	195	188		195	188
4.50	%,	1/14/2022	1,000	1,022	—	—		1,000	1,022
4.65	%,	7/23/2048	—	—	245	239		245	239
4.75	%,	5/18/2046	—	—	155	143		155	143
Cooperatieve Rabobank UA
4.75	%,	1/15/2020(h)	—	—	490	498		490	498
Credit Suisse Group AG
3.98	%,	12/14/2023(h)	—	—	250	249		250	249
3 Month USD LIBOR + 1.20%
7.13	%,	12/31/2049(k),(l)	—	—	500	494		500	494
USD Swap Semi-Annual 5 Year + 5.11%
7.50	%,	12/31/2049(h),(k),(l)	—	—	200	195		200	195
USD Swap Semi-Annual 5 Year + 4.60%

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Banks (continued)
DBS Group Holdings Ltd
4.52	%,	12/11/2028(h),(k)	$—	$—	$515	$526		$515	$526
USD Swap Rate NY 5 Year + 1.59%
Discover Bank
3.10	%,	6/4/2020	—	—	345	343		345	343
First Republic Bank/CA
2.50	%,	6/6/2022	—	—	250	242		250	242
4.63	%,	2/13/2047	—	—	500	482		500	482
Goldman Sachs Group Inc/The
3.49	%,	7/24/2023	—	—	1,160	1,127		1,160	1,127
3 Month USD LIBOR + 1.00%
3.85	%,	1/26/2027	—	—	1,125	1,058		1,125	1,058
5.38	%,	3/15/2020	2,000	2,045	—	—		2,000	2,045
5.38	%,	12/31/2049(k),(l)	—	—	580	560		580	560
3 Month USD LIBOR + 3.92%
5.95	%,	1/15/2027	—	—	140	147		140	147
6.75	%,	10/1/2037	—	—	375	423		375	423
ING Bank NV
5.00	%,	6/9/2021(h)	1,000	1,036	—	—		1,000	1,036
JPMorgan Chase & Co
3.26	%,	1/10/2025	—	—	175	168		175	168
3 Month USD LIBOR + 0.85%
3.63	%,	5/13/2024	1,000	993	—	—		1,000	993
3.63	%,	12/1/2027	—	—	400	372		400	372
4.62	%,	12/31/2049(k),(l)	—	—	75	64		75	64
3 Month USD LIBOR + 2.58%
4.95	%,	6/1/2045	—	—	290	294		290	294
5.63	%,	8/16/2043	—	—	260	286		260	286
5.99	%,	4/29/2049(l)	717	707	—	—		717	707
3 Month USD LIBOR + 3.47%
Morgan Stanley
3.95	%,	4/23/2027	—	—	440	415		440	415
5.00	%,	11/24/2025	—	—	285	291		285	291
5.50	%,	7/28/2021	1,000	1,048	—	—		1,000	1,048
5.55	%,	12/31/2049(k),(l)	—	—	405	393		405	393
3 Month USD LIBOR + 3.81%
6.25	%,	8/9/2026	850	941	—	—		850	941
6.38	%,	7/24/2042	—	—	270	330		270	330
PNC Financial Services Group Inc/The
6.75	%,	7/29/2049 (k),(l)	2,000	2,032	—	—		2,000	2,032
3 Month USD LIBOR + 3.68%
Popular Inc
6.13	%,	9/14/2023	—	—	70	69		70	69
Royal Bank of Canada
3.70	%,	10/5/2023	—	—	555	557		555	557

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Banks (continued)
Royal Bank of Scotland Group PLC
4.09	%,	5/15/2023	$—	$—	$685	$664		$685	$664
3 Month USD LIBOR + 1.47%
5.13	%,	5/28/2024	—	—	805	781		805	781
Royal Bank of Scotland Group PLC (continued)
7.50	%,	12/31/2049(k),(l)	—	—	425	421		425	421
USD Swap Semi-Annual 5 Year + 5.80%
Santander UK PLC
5.00	%,	11/7/2023(h)	—	—	460	449		460	449
Skandinaviska Enskilda Banken AB
5.75	%,	12/31/2049(k),(l)	—	—	485	472		485	472
USD Swap Semi-Annual 5 Year + 3.85%
State Street Corp
4.14	%,	12/3/2029(k)	—	—	350	361		350	361
3 Month USD LIBOR + 1.03%
SunTrust Bank/Atlanta GA
2.75	%,	5/1/2023	1,000	966	—	—		1,000	966
4.05	%,	11/3/2025	—	—	165	168		165	168
SunTrust Banks Inc
2.70	%,	1/27/2022	500	488	—	—		500	488
Svenska Handelsbanken AB
3.90	%,	11/20/2023	—	—	345	348		345	348
Synchrony Bank
3.00	%,	6/15/2022	—	—	650	607		650	607
UBS AG/London
4.50	%,	6/26/2048(h)	—	—	200	207		200	207
UBS AG/Stamford CT
2.35	%,	3/26/2020	—	—	450	446		450	446
UBS Group Funding Switzerland AG
3.57	%,	8/15/2023(h)	—	—	390	382		390	382
3 Month USD LIBOR + 0.95%
6.87	%,	12/31/2049(k),(l)	—	—	440	440		440	440
USD Swap Rate NY 5 Year + 5.50%
6.88	%,	12/31/2049(k),(l)	—	—	450	432		450	432
USD Swap Semi-Annual 5 Year + 4.59%
US Bancorp
3.15	%,	4/27/2027	2,000	1,916	—	—		2,000	1,916
3.60	%,	9/11/2024	250	249	—	—		250	249
Wells Fargo & Co
4.40	%,	6/14/2046	—	—	140	128		140	128
6.56	%,	12/31/2049(l)	2,000	1,987	65	65		2,065	2,052
3 Month USD LIBOR + 7.54%
Zions Bancorp NA
3.50	%,	8/27/2021	—	—	790	788		790	788
				$16,868		$22,324			$39,192

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Beverages - 0.95%
Anheuser-Busch Cos LLC / Anheuser-Busch
InBev Worldwide Inc
3.65	%,	2/1/2026(h)	$500	$473	$—	$—		$500	$473
4.70	%,	2/1/2036(h)	500	464	5	5		505	469
4.90	%,	2/1/2046(h)	—	—	725	672		725	672
Anheuser-Busch InBev Finance Inc
2.65	%,	2/1/2021	—	—	301	296		301	296
Anheuser-Busch InBev Worldwide Inc
2.50	%,	7/15/2022	750	716	—	—		750	716
4.38	%,	4/15/2038	—	—	145	129		145	129
4.75	%,	4/15/2058	—	—	70	61		70	61
Bacardi Ltd
4.70	%,	5/15/2028(h)	—	—	140	135		140	135
Central American Bottling Corp
5.75	%,	1/31/2027	—	—	165	162		165	162
Constellation Brands Inc
4.40	%,	11/15/2025	—	—	230	230		230	230
Corp Lindley SA
6.75	%,	11/23/2021(h)	—	—	44	46		44	46
6.75	%,	11/23/2021	—	—	66	69		66	69
Keurig Dr Pepper Inc
3.55	%,	5/25/2021(h)	—	—	275	275		275	275
4.06	%,	5/25/2023(h)	—	—	490	488		490	488
4.42	%,	5/25/2025(h)	—	—	170	169		170	169
				$1,653		$2,737			$4,390
Biotechnology - 1.09%
Amgen Inc
2.20	%,	5/11/2020	—	—	315	311		315	311
3.63	%,	5/15/2022	500	504	—	—		500	504
3.88	%,	11/15/2021	1,000	1,013	—	—		1,000	1,013
Celgene Corp
3.45	%,	11/15/2027	500	455	—	—		500	455
3.90	%,	2/20/2028	500	469	—	—		500	469
5.00	%,	8/15/2045	—	—	220	204		220	204
5.25	%,	8/15/2043	—	—	30	29		30	29
Gilead Sciences Inc
2.50	%,	9/1/2023	—	—	50	48		50	48
3.65	%,	3/1/2026	1,000	980	—	—		1,000	980
4.40	%,	12/1/2021	1,000	1,032	—	—		1,000	1,032
				$4,453		$592			$5,045
Building Materials - 0.05%
BMC East LLC
5.50	%,	10/1/2024(h)	—	—	105	98		105	98
Owens Corning
7.00	%,	12/1/2036	—	—	75	83		75	83

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Building Materials (continued)
Standard Industries Inc/NJ
4.75	%,	1/15/2028(h)	$	— $	—	$75	$63		$75	$63
					$—		$244			$244
Chemicals - 0.71%
Aruba Investments Inc
8.75	%,	2/15/2023(h)		—	—	105	104		105	104
Blue Cube Spinco LLC
9.75	%,	10/15/2023		—	—	40	44		40	44
Braskem Finance Ltd
6.45	%,	2/3/2024		—	—	200	210		200	210
CF Industries Inc
5.15	%,	3/15/2034		—	—	110	92		110	92
Consolidated Energy Finance SA
6.50	%,	5/15/2026(h)		—	—	165	158		165	158
6.88	%,	6/15/2025(h)		—	—	150	143		150	143
Dow Chemical Co/The
5.55	%,	11/30/2048(h)		—	—	55	56		55	56
DowDuPont Inc
5.32	%,	11/15/2038		—	—	190	196		190	196
5.42	%,	11/15/2048		—	—	130	135		130	135
GCP Applied Technologies Inc
5.50	%,	4/15/2026(h)		—	—	35	34		35	34
Israel Chemicals Ltd
6.38	%,	5/31/2038(h)		—	—	95	95		95	95
Mexichem SAB de CV
4.00	%,	10/4/2027(h)		—	—	200	182		200	182
NOVA Chemicals Corp
5.25	%,	6/1/2027(h)		—	—	115	102		115	102
Olin Corp
5.00	%,	2/1/2030		—	—	110	96		110	96
SABIC Capital II BV
4.00	%,	10/10/2023(h)		—	—	570	567		570	567
SASOL Financing USA LLC
5.88	%,	3/27/2024		—	—	200	200		200	200
6.50	%,	9/27/2028		—	—	200	200		200	200
Starfruit Finco BV / Starfruit US Holdco LLC
8.00	%,	10/1/2026(h)		—	—	160	148		160	148
Syngenta Finance NV
5.18	%,	4/24/2028(h)		—	—	310	287		310	287
Westlake Chemical Corp
3.60	%,	8/15/2026		250	229	—	—		250	229
					$229		$3,049			$3,278
Coal - 0.02%
Alliance Resource Operating Partners LP /
Alliance Resource Finance Corp
7.50	%,	5/1/2025(h)		—	—	75	75		75	75

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Commercial Mortgage Backed Securities - 3.40%
Banc of America Commercial Mortgage Trust
2015-UB	S7
3.71	%,	9/15/2048	$—	$—	$500	$505		$500	$505
BANK 2017-BNK9
4.03	%,	11/15/2054(i)	—	—	500	498		500	498
BBCMS MORTGAGE TRUST 2017-C1
3.67	%,	2/15/2050	—	—	500	498		500	498
BENCHMARK 2018-B4
4.12	%,	7/15/2051	—	—	500	517		500	517
Citigroup Commercial Mortgage Trust 2015-
GC27
3.57	%,	2/10/2048	—	—	900	897		900	897
Citigroup Commercial Mortgage Trust 2015-
GC29
4.14	%,	4/10/2048(i)	—	—	500	492		500	492
Citigroup Commercial Mortgage Trust 2016-
GC37
3.58	%,	4/10/2049	—	—	350	349		350	349
Citigroup Commercial Mortgage Trust 2018-B2
4.01	%,	3/10/2051	—	—	350	357		350	357

COMM 2013-CCRE11 Mortgage Trust
1.10	%,	8/10/2050 (i),(m)	—	—	6,712	233		6,712	233
COMM 2013-CCRE8 Mortgage Trust
3.96	%,	6/10/2046 (h),(i)	—	—	350	355		350	355
COMM 2015-PC1 Mortgage Trust
4.29	%,	7/10/2050(i)	—	—	250	256		250	256
COMM 2018-COR3 Mortgage Trust
4.23	%,	5/10/2051	—	—	1,000	1,032		1,000	1,032
Credit Suisse Commercial Mortgage Trust Series
2006-C5
0.87	%,	12/15/2039(i),(m)	—	—	137	—		137	—
DBUBS 2011-LC2 Mortgage Trust
4.54	%,	7/10/2044(h)	—	—	750	771		750	771
GS Mortgage Securities Trust 2011-GC5
1.34	%,	8/10/2044 (h),(i),(m)	—	—	9,412	255		9,412	255
GS Mortgage Securities Trust 2012-GCJ7
2.21	%,	5/10/2045 (i),(m)	—	—	1,929	81		1,929	81
GS Mortgage Securities Trust 2013-GC16
1.05	%,	11/10/2046(i),(m)	—	—	1,972	83		1,972	83
GS Mortgage Securities Trust 2013-GCJ12
3.78	%,	6/10/2046(i)	—	—	250	249		250	249
GS Mortgage Securities Trust 2014-GC26
1.01	%,	11/10/2047(i),(m)	—	—	4,769	213		4,769	213
GS Mortgage Securities Trust 2015-GC34
3.51	%,	10/10/2048	—	—	375	374		375	374
GS Mortgage Securities Trust 2015-GS1
3.73	%,	11/10/2048	—	—	1,000	1,011		1,000	1,011

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Commercial Mortgage Backed Securities
(continued)

JP Morgan Chase Commercial Mortgage
Securities Trust 2010-C1
5.95	%,	6/15/2043(h)	$	— $	—	$400	$403		$400	$403
JP Morgan Chase Commercial Mortgage
Securities Trust 2011-C5
5.41	%,	8/15/2046 (h),(i)		—	—	350	361		350	361
JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9
1.53	%,	12/15/2047(i),(m)		—	—	2,424	105		2,424	105
JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16
0.95	%,	12/15/2046(i),(m)		—	—	8,254	313		8,254	313
JP Morgan Chase Commercial Mortgage
Securities Trust 2016-JP3
3.14	%,	8/15/2049		—	—	500	471		500	471
JPMBB Commercial Mortgage Securities Trust
2014-C24
4.39	%,	11/15/2047(i)		—	—	500	497		500	497
LB-UBS Commercial Mortgage Trust 2007-C1
0.28	%,	2/15/2040 (i),(m)		—	—	511	—		511	—
Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5
1.47	%,	8/15/2045 (h),(i),(m)		—	—	3,400	140		3,400	140

Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14
1.09	%,	2/15/2047 (i),(m)		—	—	7,749	249		7,749	249
Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16
1.12	%,	6/15/2047 (i),(m)		—	—	4,214	158		4,214	158
Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C26
3.89	%,	10/15/2048(i)		—	—	250	251		250	251
Morgan Stanley Bank of America Merrill Lynch
Trust 2015-C27
3.75	%,	12/15/2047		—	—	100	101		100	101
Morgan Stanley Bank of America Merrill Lynch
Trust 2016-C30
3.18	%,	9/15/2049		—	—	500	480		500	480
MSBAM Commercial Mortgage Securities Trust
2012-CKSV
1.08	%,	10/15/2030(h),(i),(m)		—	—	3,583	119		3,583	119
UBS Commercial Mortgage Trust 2012-C1
3.40	%,	5/10/2045		—	—	146	147		146	147
UBS-Barclays Commercial Mortgage Trust
2012-C3
3.09	%,	8/10/2049		—	—	255	254		255	254
UBS-Barclays Commercial Mortgage Trust
2012-C4
1.64	%,	12/10/2045(h),(i),(m)		—	—	1,243	62		1,243	62
3.32	%,	12/10/2045(h)		—	—	500	498		500	498
UBS-Barclays Commercial Mortgage Trust
2013-C5
3.18	%,	3/10/2046		—	—	335	335		335	335
4.08	%,	3/10/2046 (h),(i)		—	—	175	159		175	159

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Commercial Mortgage Backed Securities
(continued)
Wells Fargo Commercial Mortgage Trust 2015-
NXS1
3.66	%,	5/15/2048(i)	$	— $	—	$500	$491		$500	$491
Wells Fargo Commercial Mortgage Trust 2017-
C38
3.45	%,	7/15/2050		—	—	500	490		500	490
WFRBS Commercial Mortgage Trust 2013-C12
1.28	%,	3/15/2048 (h),(i),(m)		—	—	3,007	127		3,007	127
WFRBS Commercial Mortgage Trust 2014-C22
4.07	%,	9/15/2057(i)		—	—	500	512		500	512
					$—		$15,749			$15,749
Commercial Services - 0.42%
Ahern Rentals Inc
7.38	%,	5/15/2023(h)		—	—	170	136		170	136
DP World Ltd
6.85	%,	7/2/2037		—	—	100	111		100	111
ERAC USA Finance LLC
7.00	%,	10/15/2037(h)		1,000	1,243	—	—		1,000	1,243
Garda World Security Corp
8.75	%,	5/15/2025(h)		—	—	130	119		130	119
Refinitiv US Holdings Inc
6.25	%,	5/15/2026(h)		—	—	30	29		30	29
8.25	%,	11/15/2026(h)		—	—	45	41		45	41
TMS International Corp
7.25	%,	8/15/2025(h)		—	—	90	84		90	84
United Rentals North America Inc
4.63	%,	10/15/2025		—	—	75	67		75	67
4.88	%,	1/15/2028		—	—	25	22		25	22
5.75	%,	11/15/2024		—	—	100	96		100	96
5.88	%,	9/15/2026		—	—	15	14		15	14
					$1,243		$719			$1,962
Computers - 1.09%
Apple Inc
2.40	%,	5/3/2023		1,750	1,692	—	—		1,750	1,692
2.75	%,	1/13/2025		—	—	220	212		220	212
2.85	%,	5/11/2024		—	—	665	649		665	649
3.00	%,	2/9/2024		—	—	445	440		445	440
3.35	%,	2/9/2027		—	—	1,095	1,067		1,095	1,067
Dell International LLC / EMC Corp
7.13	%,	6/15/2024(h)		—	—	415	422		415	422
8.35	%,	7/15/2046(h)		—	—	500	541		500	541
West Corp
8.50	%,	10/15/2025(h)		—	—	20	16		20	16
					$1,692		$3,347			$5,039

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Consumer Products - 0.03%
Prestige Brands Inc
6.38	%,	3/1/2024(h)	$	— $	—	$85	$82		$85	$82
Spectrum Brands Inc
5.75	%,	7/15/2025		—	—	75	71		75	71
					$—		$153			$153
Credit Card Asset Backed Securities - 0.55%
Cabela's Credit Card Master Note Trust
3.13	%,	7/17/2023		500	501	—	—		500	501
1.00 x 1 Month USD LIBOR + 0.67%
Capital One Multi-Asset Execution Trust
2.00	%,	1/17/2023		—	—	500	495		500	495
Chase Issuance Trust
2.76	%,	1/15/2022		—	—	1,000	1,000		1,000	1,000
1.00 x 1 Month USD LIBOR + 0.30%
2.87	%,	5/15/2021		—	—	550	550		550	550
1.00 x 1 Month USD LIBOR + 0.41%
					$501		$2,045			$2,546
Distribution & Wholesale - 0.14%
American Builders & Contractors Supply Co
Inc
5.75	%,	12/15/2023(h)		—	—	95	94		95	94
5.88	%,	5/15/2026(h)		—	—	55	52		55	52
Ferguson Finance PLC
4.50	%,	10/24/2028(h)		—	—	340	340		340	340
Global Partners LP / GLP Finance Corp
7.00	%,	6/15/2023		—	—	80	76		80	76
H&E Equipment Services Inc
5.63	%,	9/1/2025		—	—	90	82		90	82
					$—		$644			$644
Diversified Financial Services - 1.15%
Ally Financial Inc
5.75	%,	11/20/2025		—	—	360	358		360	358
Brookfield Finance Inc
3.90	%,	1/25/2028		—	—	245	231		245	231
4.70	%,	9/20/2047		—	—	390	359		390	359
Brookfield Finance LLC
4.00	%,	4/1/2024		—	—	750	741		750	741
Credit Acceptance Corp
6.13	%,	2/15/2021		—	—	105	105		105	105
7.38	%,	3/15/2023		—	—	115	117		115	117
E*TRADE Financial Corp
5.30	%,	12/31/2049(k),(l)		—	—	280	232		280	232
3 Month USD LIBOR + 3.16%
Jefferies Group LLC
6.25	%,	1/15/2036(c)		1,425	1,429	—	—		1,425	1,429

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Diversified Financial Services (continued)
Jefferies Group LLC / Jefferies Group Capital
Finance Inc
4.15	%,	1/23/2030	$500	$429	$—	$—		$500	$429
Lions Gate Capital Holdings LLC
5.88	%,	11/1/2024(h)	—	—	90	89		90	89
National Rural Utilities Cooperative Finance
Corp
2.40	%,	4/25/2022	—	—	255	248		255	248
National Rural Utilities Cooperative Finance
Corp (continued)
4.75	%,	4/30/2043(k)	—	—	125	119		125	119
3 Month USD LIBOR + 2.91%
Navient Corp
6.13	%,	3/25/2024	—	—	130	111		130	111
6.63	%,	7/26/2021	—	—	40	39		40	39
6.75	%,	6/15/2026	—	—	70	58		70	58
Nuveen LLC
4.00	%,	11/1/2028(h)	—	—	320	330		320	330
Springleaf Finance Corp
6.88	%,	3/15/2025	—	—	115	103		115	103
7.13	%,	3/15/2026	—	—	115	103		115	103
SURA Asset Management SA
4.88	%,	4/17/2024(h)	—	—	125	124		125	124
				$1,858		$3,467			$5,325
Electric - 4.65%
Alabama Power Co
4.15	%,	8/15/2044	—	—	120	117		120	117
Black Hills Corp
4.35	%,	5/1/2033	500	501	—	—		500	501
Clearway Energy Operating LLC
5.75	%,	10/15/2025(h)	—	—	75	72		75	72
CMS Energy Corp
4.70	%,	3/31/2043	—	—	135	137		135	137
4.88	%,	3/1/2044	—	—	130	136		130	136
Consolidated Edison Co of New York Inc
4.00	%,	12/1/2028	—	—	150	154		150	154
4.63	%,	12/1/2054	—	—	150	147		150	147
Dominion Energy Inc
2.58	%,	7/1/2020	—	—	900	886		900	886
3.90	%,	10/1/2025	—	—	115	115		115	115
4.25	%,	6/1/2028	—	—	160	160		160	160
DTE Energy Co
6.38	%,	4/15/2033	—	—	85	101		85	101
Duke Energy Florida LLC
3.80	%,	7/15/2028	—	—	295	298		295	298
Electricite de France SA
5.63	%,	12/31/2049(h),(k),(l)	—	—	280	258		280	258
USD Swap Semi-Annual 10 Year + 3.04%

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Electric (continued)
Elwood Energy LLC
8.16	%,	7/5/2026	$—	$—	$115	$126		$115	$126
Enel Chile SA
4.88	%,	6/12/2028	—	—	150	150		150	150
Enel Finance International NV
2.88	%,	5/25/2022(h)	—	—	200	188		200	188
Entergy Louisiana LLC
3.25	%,	4/1/2028	500	481	—	—		500	481
4.20	%,	9/1/2048	500	493	—	—		500	493
Entergy Texas Inc
2.55	%,	6/1/2021	500	492	—	—		500	492
Exelon Corp
2.85	%,	6/15/2020	—	—	330	327		330	327
3.50	%,	6/1/2022	—	—	125	122		125	122
Florida Power & Light Co
3.95	%,	3/1/2048	—	—	145	142		145	142
4.13	%,	6/1/2048	—	—	105	105		105	105
Fortis Inc/Canada
2.10	%,	10/4/2021	—	—	185	178		185	178
3.06	%,	10/4/2026	—	—	165	151		165	151
GenOn Energy Inc - Escrow
0.00	%,	10/15/2020(a),(b),(e)	750	—	—	—		750	—
GenOn Energy Inc / NRG Americas Inc
9.39	%,	12/1/2023	163	159	—	—		163	159
3 Month USD LIBOR + 6.50%
Georgia Power Co
4.30	%,	3/15/2042	—	—	100	92		100	92
4.30	%,	3/15/2043	—	—	80	73		80	73
Indiantown Cogeneration LP
9.77	%,	12/15/2020	—	—	50	52		50	52
Kentucky Utilities Co
3.30	%,	10/1/2025	—	—	190	185		190	185
LG&E & KU Energy LLC
4.38	%,	10/1/2021	1,000	1,016	—	—		1,000	1,016
Louisville Gas & Electric Co
3.30	%,	10/1/2025	—	—	115	113		115	113
Metropolitan Edison Co
3.50	%,	3/15/2023(h)	1,000	995	—	—		1,000	995
NRG Energy Inc
6.25	%,	5/1/2024	—	—	105	107		105	107
6.63	%,	1/15/2027	—	—	110	111		110	111
Oncor Electric Delivery Co LLC
5.25	%,	9/30/2040	—	—	120	137		120	137
5.75	%,	3/15/2029(h)	2,000	2,334	—	—		2,000	2,334
Pacific Gas & Electric Co
3.30	%,	3/15/2027	—	—	295	243		295	243

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Electric (continued)
Pacific Gas & Electric Co (continued)
3.30	%,	12/1/2027	$	— $	—	$345	$281		$345	$281
4.45	%,	4/15/2042		—	—	80	64		80	64
5.13	%,	11/15/2043		—	—	45	39		45	39
PacifiCorp
3.85	%,	6/15/2021		—	—	150	152		150	152
5.25	%,	6/15/2035		850	948	—	—		850	948
6.25	%,	10/15/2037		500	624	—	—		500	624
PPL Electric Utilities Corp
3.95	%,	6/1/2047		—	—	85	82		85	82
4.75	%,	7/15/2043		—	—	115	125		115	125
PPL WEM Ltd / Western Power Distribution
Ltd
5.38	%,	5/1/2021(h)		—	—	440	454		440	454
Solar Star Funding LLC
5.38	%,	6/30/2035(h)		1,424	1,524	—	—		1,424	1,524
Southern Co/The
2.95	%,	7/1/2023		—	—	145	140		145	140
5.50	%,	3/15/2057(k)		—	—	50	48		50	48
3 Month USD LIBOR + 3.63%
Southwestern Electric Power Co
3.55	%,	2/15/2022		1,000	1,002	—	—		1,000	1,002
3.85	%,	2/1/2048		1,000	888	—	—		1,000	888
State Grid Overseas Investment 2016 Ltd
3.50	%,	5/4/2027		—	—	250	241		250	241
TransAlta Corp
4.50	%,	11/15/2022		1,750	1,702	—	—		1,750	1,702
Tucson Electric Power Co
3.85	%,	3/15/2023		1,000	997	—	—		1,000	997
4.85	%,	12/1/2048		—	—	65	68		65	68
Virginia Electric & Power Co
3.80	%,	4/1/2028		—	—	180	181		180	181
4.60	%,	12/1/2048		—	—	95	99		95	99
4.65	%,	8/15/2043		—	—	65	67		65	67
Vistra Energy Corp
8.13	%,	1/30/2026(h)		—	—	35	38		35	38
Vistra Operations Co LLC
5.50	%,	9/1/2026(h)		—	—	120	115		120	115
					$14,156		$7,377			$21,533
Electrical Components & Equipment - 0.01%
Energizer Gamma Acquisition Inc
6.38	%,	7/15/2026(h)		—	—	45	41		45	41
Electronics - 0.19%
Corning Inc
4.75	%,	3/15/2042		750	714	—	—		750	714

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Electronics (continued)
Sensata Technologies BV
5.00	%,	10/1/2025(h)	$	— $	—	$155	$146		$155	$146
					$714		$146			$860
Engineering & Construction - 0.03%
MasTec Inc
4.88	%,	3/15/2023		—	—	70	68		70	68
Tutor Perini Corp
6.88	%,	5/1/2025(h)		—	—	60	56		60	56
					$—		$124			$124
Entertainment - 0.18%
Boyne USA Inc
7.25	%,	5/1/2025(h)		—	—	110	114		110	114
Caesars Resort Collection LLC / CRC Finco Inc
5.25	%,	10/15/2025(h)		—	—	160	138		160	138
CCM Merger Inc
6.00	%,	3/15/2022(h)		—	—	85	86		85	86
Eldorado Resorts Inc
6.00	%,	4/1/2025		—	—	35	34		35	34
6.00	%,	9/15/2026(h)		—	—	95	90		95	90
7.00	%,	8/1/2023		—	—	50	51		50	51
Enterprise Development Authority/The
12.00	%,	7/15/2024(h)		—	—	130	118		130	118
International Game Technology PLC
6.50	%,	2/15/2025(h)		—	—	200	197		200	197
					$—		$828			$828
Environmental Control - 0.38%
Advanced Disposal Services Inc
5.63	%,	11/15/2024(h)		500	489	—	—		500	489
Republic Services Inc
3.55	%,	6/1/2022		1,000	1,004	—	—		1,000	1,004
Waste Connections Inc
4.25	%,	12/1/2028		—	—	255	261		255	261
					$1,493		$261			$1,754
Food - 1.02%
Cencosud SA
4.38	%,	7/17/2027(h)		—	—	220	191		220	191
General Mills Inc
4.55	%,	4/17/2038		—	—	240	223		240	223
4.70	%,	4/17/2048		—	—	295	270		295	270
Gruma SAB de CV
4.88	%,	12/1/2024(h)		—	—	350	351		350	351
Ingles Markets Inc
5.75	%,	6/15/2023		—	—	145	143		145	143
JBS USA LUX SA / JBS USA Finance Inc
5.75	%,	6/15/2025(h)		—	—	125	119		125	119

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Food (continued)
JBS USA LUX SA / JBS USA Finance Inc
(continued)
7.25	%,	6/1/2021(h)	$	— $	—	$95	$96		$95	$96
Kraft Heinz Foods Co
2.80	%,	7/2/2020		—	—	460	457		460	457
3.95	%,	7/15/2025		500	484	—	—		500	484
McCormick & Co Inc/MD
3.15	%,	8/15/2024		—	—	325	313		325	313
3.40	%,	8/15/2027		—	—	220	208		220	208
Nestle Holdings Inc
3.35	%,	9/24/2023(h)		—	—	525	530		525	530
3.50	%,	9/24/2025(h)		—	—	540	542		540	542
Post Holdings Inc
5.00	%,	8/15/2026(h)		—	—	180	164		180	164
5.75	%,	3/1/2027(h)		—	—	30	28		30	28
Want Want China Finance Ltd
2.88	%,	4/27/2022		—	—	200	195		200	195
Wm Wrigley Jr Co
3.38	%,	10/21/2020(h)		—	—	415	416		415	416
					$484		$4,246			$4,730
Forest Products & Paper - 0.10%
Domtar Corp
6.25	%,	9/1/2042		—	—	225	220		225	220
International Paper Co
4.35	%,	8/15/2048		—	—	250	214		250	214
Sappi Papier Holding GmbH
7.50	%,	6/15/2032(h)		—	—	50	47		50	47
					$—		$481			$481
Gas - 0.07%
Dominion Energy Gas Holdings LLC
4.80	%,	11/1/2043		—	—	10	10		10	10
NGL Energy Partners LP / NGL Energy Finance
Corp
7.50	%,	11/1/2023		—	—	165	159		165	159
Southern Co Gas Capital Corp
4.40	%,	5/30/2047		—	—	165	154		165	154
					$—		$323			$323
Healthcare - Products - 0.41%
Abbott Laboratories
2.90	%,	11/30/2021		—	—	195	193		195	193
3.75	%,	11/30/2026		—	—	170	168		170	168
4.90	%,	11/30/2046		—	—	195	205		195	205
Agiliti Health Inc
7.63	%,	8/15/2020		—	—	165	164		165	164

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Healthcare - Products (continued)
Becton Dickinson and Co
3.77	%,	6/6/2022	$	— $	—	$165	$162		$165	$162
3 Month USD LIBOR + 1.03%
Covidien International Finance SA
4.20	%,	6/15/2020		—	—	480	488		480	488
DJO Finance LLC / DJO Finance Corp
8.13	%,	6/15/2021(h)		—	—	75	77		75	77
Hill-Rom Holdings Inc
5.75	%,	9/1/2023(h)		—	—	60	60		60	60
Kinetic Concepts Inc / KCI USA Inc
7.88	%,	2/15/2021(h)		—	—	70	71		70	71
Medtronic Inc
2.50	%,	3/15/2020		—	—	65	64		65	64
4.38	%,	3/15/2035		—	—	245	251		245	251
					$—		$1,903			$1,903
Healthcare - Services - 1.09%
AHP Health Partners Inc
9.75	%,	7/15/2026(h)		—	—	80	81		80	81
Centene Corp
4.75	%,	5/15/2022		—	—	40	40		40	40
5.38	%,	6/1/2026(h)		—	—	100	97		100	97
5.63	%,	2/15/2021		—	—	40	40		40	40
6.13	%,	2/15/2024		—	—	60	62		60	62
Encompass Health Corp
5.75	%,	11/1/2024		500	495	—	—		500	495
HCA Inc
4.75	%,	5/1/2023		—	—	245	241		245	241
5.00	%,	3/15/2024		—	—	125	124		125	124
5.25	%,	4/15/2025		—	—	105	105		105	105
5.38	%,	9/1/2026		—	—	35	34		35	34
5.50	%,	6/15/2047		—	—	50	47		50	47
5.88	%,	3/15/2022		—	—	10	10		10	10
7.50	%,	11/6/2033		250	263	—	—		250	263
MPH Acquisition Holdings LLC
7.13	%,	6/1/2024(h)		—	—	75	70		75	70
Polaris Intermediate Corp
8.50%, PIK 9.25%, 12/1/2022(h),(i),(j)				—	—	155	141		155	141
Roche Holdings Inc
3.14	%,	9/30/2019(h)		500	500	—	—		500	500
3 Month USD LIBOR + 0.34%
Surgery Center Holdings Inc
8.88	%,	4/15/2021(h)		2,000	1,995	—	—		2,000	1,995
Tenet Healthcare Corp
4.63	%,	7/15/2024		—	—	95	88		95	88
UnitedHealth Group Inc
3.88	%,	12/15/2028		—	—	425	431		425	431

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Healthcare – Services (continued)
WellCare Health Plans Inc
5.25	%,	4/1/2025	$—	$—	$155	$149		$155	$149
5.38	%,	8/15/2026(h)	—	—	30	29		30	29
				$3,253		$1,789			$5,042
Home Builders - 0.12%
Century Communities Inc
5.88	%,	7/15/2025	—	—	165	145		165	145
Lennar Corp
4.50	%,	4/30/2024	—	—	151	143		151	143
4.88	%,	12/15/2023	—	—	40	38		40	38
LGI Homes Inc
6.88	%,	7/15/2026(h)	—	—	75	67		75	67
Taylor Morrison Communities Inc / Taylor
Morrison Holdings II Inc
5.63	%,	3/1/2024(h)	—	—	70	67		70	67
Williams Scotsman International Inc
7.88	%,	12/15/2022(h)	—	—	95	93		95	93
				$—		$553			$553
Home Equity Asset Backed Securities - 0.04%
Saxon Asset Securities Trust 2004-1
3.26	%,	3/25/2035	—	—	124	67		124	67
1.00 x 1 Month USD LIBOR + 1.70%
Specialty Underwriting & Residential Finance
Trust Series 2004-BC1
3.27	%,	2/25/2035	—	—	123	122		123	122
1.00 x 1 Month USD LIBOR + 0.77%
				$—		$189			$189
Housewares - 0.10%
Newell Brands Inc
4.20	%,	4/1/2026	500	489	—	—		500	489
Insurance - 2.29%
AIA Group Ltd
3.20	%,	3/11/2025(h)	—	—	410	395		410	395
3.90	%,	4/6/2028(h)	—	—	625	625		625	625
American International Group Inc
3.90	%,	4/1/2026	—	—	805	774		805	774
4.50	%,	7/16/2044	—	—	305	272		305	272
Arch Capital Finance LLC
4.01	%,	12/15/2026	—	—	265	265		265	265
5.03	%,	12/15/2046	—	—	115	120		115	120
AssuredPartners Inc
7.00	%,	8/15/2025(h)	—	—	60	54		60	54
AXA Equitable Holdings Inc
5.00	%,	4/20/2048(h)	—	—	460	408		460	408
AXA SA
5.12	%,	1/17/2047(k)	—	—	300	284		300	284
3 Month USD LIBOR + 3.88%

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Insurance (continued)
Fidelity National Financial Inc
4.50	%,	8/15/2028(h)	$1,000	$988	$—	$—		$1,000	$988
First American Financial Corp
4.30	%,	2/1/2023(c)	2,000	2,008	—	—		2,000	2,008
HUB International Ltd
7.00	%,	5/1/2026(h)	—	—	25	23		25	23
Liberty Mutual Group Inc
5.69	%,	3/7/2067(h)	—	—	260	242		260	242
3 Month USD LIBOR + 2.91%
Markel Corp
3.50	%,	11/1/2027	—	—	130	123		130	123
4.30	%,	11/1/2047	—	—	95	83		95	83
5.00	%,	4/5/2046	—	—	280	278		280	278
Nuveen Finance LLC
4.13	%,	11/1/2024(h)	—	—	640	652		640	652
Prudential Financial Inc
5.63	%,	6/15/2043(k)	—	—	225	220		225	220
3 Month USD LIBOR + 3.92%
Prudential Financial Inc (continued)
7.38	%,	6/15/2019	1,000	1,018	—	—		1,000	1,018
Voya Financial Inc
5.65	%,	5/15/2053(k)	—	—	475	446		475	446
3 Month USD LIBOR + 3.58%
6.13	%,	12/31/2049(k),(l)	—	—	50	47		50	47
US Treasury Yield Curve Rate T Note
Constant Maturity 5 Year + 3.36%
XLIT Ltd
4.45	%,	3/31/2025	—	—	685	681		685	681
4.89	%,	12/31/2049(l)	—	—	235	219		235	219
3 Month USD LIBOR + 2.46%
5.50	%,	3/31/2045	—	—	375	388		375	388
				$4,014		$6,599			$10,613
Internet - 0.38%
Alibaba Group Holding Ltd
3.40	%,	12/6/2027	—	—	200	185		200	185
Amazon.com Inc
4.05	%,	8/22/2047	750	733	—	—		750	733
Baidu Inc
4.38	%,	5/14/2024	—	—	400	403		400	403
Netflix Inc
4.38	%,	11/15/2026	—	—	130	118		130	118
Tencent Holdings Ltd
2.99	%,	1/19/2023(h)	—	—	200	194		200	194
Zayo Group LLC / Zayo Capital Inc
6.00	%,	4/1/2023	—	—	140	133		140	133
				$733		$1,033			$1,766

See accompanying notes.

						Core Plus Bond		Combined
				Income Account		Account	Core Plus Bond	Portfolio	Combined
				Principal	Income Account	Principal	Account Value	Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000	's)
Iron & Steel - 0.44%
AK Steel Corp
6.38	%,	10/15/2025	$	— $	—	$140	$108	$140	$108
7.50	%,	7/15/2023		—	—	50	50	50	50
7.63	%,	10/1/2021		—	—	25	22	25	22
Allegheny Technologies Inc
5.95	%,	1/15/2021		1,000	980	—	—	1,000	980
7.88	%,	8/15/2023		500	510	—	—	500	510
Cleveland-Cliffs Inc
4.88	%,	1/15/2024(h)		—	—	40	37	40	37
Commercial Metals Co
4.88	%,	5/15/2023		—	—	77	73	77	73
Vale Overseas Ltd
4.38	%,	1/11/2022		—	—	35	36	35	36
6.25	%,	8/10/2026		—	—	120	129	120	129
6.88	%,	11/21/2036		—	—	96	110	96	110
					$1,490		$565		$2,055
Leisure Products & Services - 0.04%
Constellation Merger Sub Inc
8.50	%,	9/15/2025(h)		—	—	80	72	80	72
Silversea Cruise Finance Ltd
7.25	%,	2/1/2025(h)		—	—	120	127	120	127
					$—		$199		$199
Lodging - 0.06%
Jack Ohio Finance LLC / Jack Ohio Finance 1
Corp
6.75	%,	11/15/2021(h)		—	—	140	141	140	141
Wynn Las Vegas LLC / Wynn Las Vegas Capital
Corp
5.25	%,	5/15/2027(h)		—	—	110	97	110	97
5.50	%,	3/1/2025(h)		—	—	50	47	50	47
					$—		$285		$285
Machinery - Construction & Mining - 0.02%
BWX Technologies Inc
5.38	%,	7/15/2026(h)		—	—	75	72	75	72
Machinery - Diversified - 0.03%
Cloud Crane LLC
10.13	%,	8/1/2024(h)		—	—	130	134	130	134
Media - 2.98%
21st Century Fox America Inc
3.00	%,	9/15/2022		—	—	170	168	170	168
5.40	%,	10/1/2043		—	—	230	265	230	265
6.15	%,	2/15/2041		—	—	35	44	35	44
6.20	%,	12/15/2034		—	—	80	97	80	97
6.40	%,	12/15/2035		1,000	1,248	405	505	1,405	1,753
Altice Financing SA
6.63	%,	2/15/2023(h)		—	—	200	192	200	192

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Media (continued)
AMC Networks Inc
4.75	%,	8/1/2025	$—	$—	$115	$104		$115	$104
5.00	%,	4/1/2024	—	—	60	57		60	57
CCO Holdings LLC / CCO Holdings Capital
Corp
5.13	%,	5/1/2023(h)	—	—	430	418		430	418
5.50	%,	5/1/2026(h)	—	—	35	34		35	34
Charter Communications Operating LLC /
Charter Communications Operating Capital
3.58	%,	7/23/2020	—	—	305	305		305	305
5.75	%,	4/1/2048	—	—	250	234		250	234
6.48	%,	10/23/2045	—	—	150	154		150	154
Comcast Corp
3.38	%,	2/15/2025	—	—	335	328		335	328
3.95	%,	10/15/2025	—	—	200	202		200	202
4.15	%,	10/15/2028	—	—	405	411		405	411
4.20	%,	8/15/2034	—	—	160	154		160	154
4.60	%,	10/15/2038	—	—	405	409		405	409
4.60	%,	8/15/2045	—	—	160	156		160	156
4.70	%,	10/15/2048	—	—	330	334		330	334
6.45	%,	3/15/2037	2,000	2,385	—	—		2,000	2,385
CSC Holdings LLC
10.13	%,	1/15/2023(h)	—	—	215	231		215	231
Discovery Communications LLC
5.00	%,	9/20/2037	—	—	205	190		205	190
DISH DBS Corp
5.88	%,	7/15/2022	—	—	300	276		300	276
5.88	%,	11/15/2024	—	—	90	73		90	73
7.75	%,	7/1/2026	—	—	20	17		20	17
Grupo Televisa SAB
5.00	%,	5/13/2045	—	—	200	175		200	175
Meredith Corp
6.88	%,	2/1/2026(h)	—	—	220	215		220	215
Myriad International Holdings BV
4.85	%,	7/6/2027(h)	—	—	200	192		200	192
NBCUniversal Media LLC
4.45	%,	1/15/2043	—	—	145	140		145	140
NBCUniversal Media LLC (continued)
5.15	%,	4/30/2020	—	—	505	519		505	519
Radiate Holdco LLC / Radiate Finance Inc
6.63	%,	2/15/2025(h)	—	—	35	30		35	30
6.88	%,	2/15/2023(h)	—	—	40	36		40	36
Time Warner Cable LLC
5.88	%,	11/15/2040	—	—	135	129		135	129
6.55	%,	5/1/2037	1,500	1,539	—	—		1,500	1,539
6.75	%,	6/15/2039	500	508	—	—		500	508
Viacom Inc
4.25	%,	9/1/2023	—	—	110	110		110	110

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Media (continued)
Viacom Inc (continued)
4.38	%,	3/15/2043	$	— $	—	$250	$197		$250	$197
Virgin Media Finance PLC
6.00	%,	10/15/2024(h)		—	—	200	192		200	192
Warner Media LLC
2.10	%,	6/1/2019		—	—	135	134		135	134
3.88	%,	1/15/2026		—	—	175	167		175	167
4.05	%,	12/15/2023		—	—	135	135		135	135
5.38	%,	10/15/2041		—	—	130	125		130	125
Ziggo Bond Co BV
6.00	%,	1/15/2027(h)		—	—	150	131		150	131
Ziggo BV
5.50	%,	1/15/2027(h)		—	—	150	134		150	134
					$5,680		$8,119			$13,799
Metal Fabrication & Hardware - 0.01%
Park-Ohio Industries Inc
6.63	%,	4/15/2027		—	—	60	57		60	57
Mining - 0.41%
Corp Nacional del Cobre de Chile
4.50	%,	9/16/2025(h)		—	—	450	456		450	456
First Quantum Minerals Ltd
7.50	%,	4/1/2025(h)		—	—	200	165		200	165
FMG Resources August 2006 Pty Ltd
5.13	%,	3/15/2023(h)		—	—	80	75		80	75
5.13	%,	5/15/2024(h)		—	—	25	23		25	23
Glencore Finance Canada Ltd
5.55	%,	10/25/2042(h)		—	—	255	230		255	230
Glencore Funding LLC
3.88	%,	10/27/2027(h)		—	—	250	223		250	223
Hudbay Minerals Inc
7.63	%,	1/15/2025(h)		—	—	60	59		60	59
IAMGOLD Corp
7.00	%,	4/15/2025(h)		—	—	230	216		230	216
Newmont Mining Corp
5.13	%,	10/1/2019		—	—	150	152		150	152

Northwest Acquisitions ULC / Dominion Finco
Inc
7.13	%,	11/1/2022(h)		—	—	35	35		35	35
Taseko Mines Ltd
8.75	%,	6/15/2022(h)		—	—	150	135		150	135
Teck Resources Ltd
3.75	%,	2/1/2023		—	—	15	14		15	14
6.25	%,	7/15/2041		—	—	125	118		125	118
8.50	%,	6/1/2024(h)		—	—	15	16		15	16
					$—		$1,917			$1,917

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Miscellaneous Manufacturers - 0.09%
General Electric Co
4.50	%,	3/11/2044	—	$—	90	73		90	73
5.55	%,	1/5/2026	—	—	180	176		180	176
6.88	%,	1/10/2039	—	—	145	152		145	152
				$—		$401			$401
Mortgage Backed Securities - 1.06%
Fannie Mae REMIC Trust 2005-W2
2.71	%,	5/25/2035	—	—	47	47		47	47
1.00 x 1 Month USD LIBOR + 0.20%
Fannie Mae REMICS
2.25	%,	7/25/2040	—	—	106	103		106	103
3.00	%,	4/25/2022(m)	—	—	357	13		357	13
3.00	%,	4/25/2027(m)	—	—	267	23		267	23
3.50	%,	11/25/2027(m)	—	—	188	17		188	17
3.50	%,	7/25/2028(m)	—	—	360	34		360	34
3.50	%,	3/25/2031(m)	—	—	432	32		432	32
3.59	%,	2/25/2043(m)	—	—	386	61		386	61
(1.00) x 1 Month USD LIBOR + 6.10%
3.59	%,	9/25/2046(m)	—	—	332	49		332	49
(1.00) x 1 Month USD LIBOR + 6.10%
3.64	%,	9/25/2047(m)	—	—	873	163		873	163
(1.00) x 1 Month USD LIBOR + 6.15%
3.99	%,	3/25/2022(m)	—	—	31	1		31	1
(1.00) x 1 Month USD LIBOR + 6.50%
Freddie Mac REMICS
3.00	%,	9/15/2025(m)	—	—	92	3		92	3
3.00	%,	3/15/2026(m)	—	—	265	10		265	10
3.00	%,	5/15/2027(m)	—	—	256	17		256	17
3.00	%,	10/15/2027(m)	—	—	115	10		115	10
3.50	%,	11/15/2020(m)	—	—	224	6		224	6
3.50	%,	9/15/2026(m)	—	—	618	54		618	54
4.00	%,	11/15/2038(m)	—	—	571	44		571	44
Ginnie Mae
3.63	%,	6/20/2046(m)	—	—	790	136		790	136
(1.00) x 1 Month USD LIBOR + 6.10%
3.73	%,	11/20/2045(m)	—	—	2,098	350		2,098	350
(1.00) x 1 Month USD LIBOR + 6.20%
3.73	%,	8/20/2047(m)	—	—	953	191		953	191
(1.00) x 1 Month USD LIBOR + 6.20%
3.73	%,	9/20/2047(m)	—	—	3,246	657		3,246	657
(1.00) x 1 Month USD LIBOR + 6.20%
3.78	%,	6/20/2044(m)	—	—	1,168	134		1,168	134
(1.00) x 1 Month USD LIBOR + 6.25%
4.19	%,	4/16/2042(m)	—	—	1,312	261		1,312	261
(1.00) x 1 Month USD LIBOR + 6.65%
4.50	%,	4/16/2044(m)	—	—	316	62		316	62

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Mortgage Backed Securities (continued)
HomeBanc Mortgage Trust 2005-5
2.85	%,	1/25/2036	$	— $	—	$324	$322		$324	$322
1.00 x 1 Month USD LIBOR + 0.34%
JP Morgan Mortgage Trust 2016-2
2.83	%,	6/25/2046 (h),(i)		—	—	485	480		485	480
JP Morgan Mortgage Trust 2016-3
3.50	%,	10/25/2046(h),(i)		—	—	425	420		425	420
Sequoia Mortgage Trust 2016-3
3.50	%,	11/25/2046(h),(i)		—	—	1,157	1,142		1,157	1,142
Washington Mutual Mortgage Pass-Through
Certificates WMALT Series 2006-AR1 Trust
2.76	%,	2/25/2036		—	—	91	80		91	80
1.00 x 1 Month USD LIBOR + 0.25%
					$—		$4,922			$4,922
Oil & Gas - 3.64%
Ascent Resources Utica Holdings LLC / ARU
Finance Corp
10.00	%,	4/1/2022(h)		—	—	78	80		78	80
7.00	%,	11/1/2026(h)		—	—	55	50		55	50
BP Capital Markets America Inc
3.02	%,	1/16/2027		—	—	165	155		165	155
3.94	%,	9/21/2028		1,000	1,003	—	—		1,000	1,003
BP Capital Markets PLC
3.16	%,	5/10/2019		—	—	650	650		650	650
3 Month USD LIBOR + 0.54%
Canadian Natural Resources Ltd
3.85	%,	6/1/2027		—	—	360	340		360	340
3.90	%,	2/1/2025		—	—	145	141		145	141
4.95	%,	6/1/2047		—	—	85	82		85	82
Chesapeake Energy Corp
7.00	%,	10/1/2024		—	—	115	99		115	99
8.00	%,	1/15/2025		—	—	95	84		95	84
8.00	%,	6/15/2027		—	—	90	76		90	76
Chesapeake Oil Op/Fin Escrow Shares
0.00	%,	11/15/2019(a),(b),(e)		—	—	90	—		90	—
Concho Resources Inc
4.38	%,	1/15/2025		—	—	250	247		250	247
Continental Resources Inc/OK
3.80	%,	6/1/2024		—	—	770	729		770	729
4.38	%,	1/15/2028		—	—	360	339		360	339
4.90	%,	6/1/2044		—	—	470	416		470	416
CrownRock LP / CrownRock Finance Inc
5.63	%,	10/15/2025(h)		—	—	95	85		95	85
Ecopetrol SA
7.38	%,	9/18/2043		—	—	65	72		65	72
Encana Corp
5.15	%,	11/15/2041		—	—	115	114		115	114
6.50	%,	5/15/2019		—	—	810	818		810	818

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Oil & Gas (continued)
Encana Corp (continued)
6.50	%,	2/1/2038	$—	$—	$45	$49		$45	$49
Endeavor Energy Resources LP / EER Finance
Inc
5.50	%,	1/30/2026(h)	—	—	75	77		75	77
EP Energy LLC / Everest Acquisition Finance
Inc
7.75	%,	5/15/2026(h)	—	—	25	22		25	22
8.00	%,	11/29/2024(h)	—	—	155	115		155	115
Extraction Oil & Gas Inc
7.38	%,	5/15/2024(h)	—	—	95	78		95	78
Gulfport Energy Corp
6.38	%,	5/15/2025	—	—	155	137		155	137
Halcon Resources Corp
6.75	%,	2/15/2025	—	—	65	47		65	47
Hess Infrastructure Partners LP / Hess
Infrastructure Partners Finance Corp
5.63	%,	2/15/2026(h)	—	—	100	97		100	97
Jagged Peak Energy LLC
5.88	%,	5/1/2026(h)	—	—	75	70		75	70
Kerr-McGee Corp
7.88	%,	9/15/2031	—	—	115	138		115	138
Marathon Oil Corp
4.40	%,	7/15/2027	—	—	250	238		250	238
5.20	%,	6/1/2045	—	—	135	125		135	125
6.60	%,	10/1/2037	—	—	330	370		330	370
Marathon Petroleum Corp
4.75	%,	9/15/2044	—	—	36	32		36	32
MEG Energy Corp
6.50	%,	1/15/2025(h)	—	—	85	86		85	86
Nabors Industries Inc
5.00	%,	9/15/2020	1,000	962	—	—		1,000	962
5.50	%,	1/15/2023	250	198	—	—		250	198
5.75	%,	2/1/2025	—	—	70	53		70	53
Newfield Exploration Co
5.38	%,	1/1/2026	—	—	480	470		480	470
5.63	%,	7/1/2024	—	—	140	142		140	142
Oasis Petroleum Inc
6.25	%,	5/1/2026(h)	—	—	40	34		40	34
6.88	%,	1/15/2023	—	—	140	129		140	129
Petrobras Global Finance BV
6.25	%,	3/17/2024	—	—	155	157		155	157
7.38	%,	1/17/2027	—	—	220	226		220	226
Petro-Canada
9.25	%,	10/15/2021	1,075	1,231	—	—		1,075	1,231
Petroleos Mexicanos
6.50	%,	3/13/2027	—	—	325	305		325	305
6.50	%,	1/23/2029	—	—	70	65		70	65

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Oil & Gas (continued)
Phillips 66
4.30	%,	4/1/2022	$1,000	$1,027	$—	$—		$1,000	$1,027
Rowan Cos Inc
4.88	%,	6/1/2022	750	619	—	—		750	619
Sanchez Energy Corp
7.25	%,	2/15/2023(h)	—	—	80	65		80	65
Shell International Finance BV
4.00	%,	5/10/2046	—	—	80	77		80	77
Sinopec Group Overseas Development 2017 Ltd
2.50	%,	9/13/2022(h)	—	—	325	312		325	312
Southwestern Energy Co
7.75	%,	10/1/2027	—	—	150	142		150	142
Suncor Energy Inc
4.00	%,	11/15/2047	—	—	85	76		85	76
Sunoco LP / Sunoco Finance Corp
4.88	%,	1/15/2023	—	—	100	97		100	97
5.50	%,	2/15/2026	—	—	55	52		55	52
Ultra Resources Inc
6.88	%,	4/15/2022(h)	—	—	65	23		65	23
Unit Corp
6.63	%,	5/15/2021	—	—	80	73		80	73
Valero Energy Corp
4.35	%,	6/1/2028	—	—	90	89		90	89
W&T Offshore Inc
9.75	%,	11/1/2023(h)	250	219	—	—		250	219
Whiting Petroleum Corp
5.75	%,	3/15/2021	1,250	1,187	60	57		1,310	1,244
6.25	%,	4/1/2023	—	—	75	68		75	68
6.63	%,	1/15/2026	—	—	30	26		30	26
WildHorse Resource Development Corp
6.88	%,	2/1/2025	—	—	105	99		105	99
XTO Energy Inc
6.75	%,	8/1/2037	1,000	1,324	—	—		1,000	1,324
				$7,770		$9,095			$16,865
Oil & Gas Services - 1.26%
Archrock Partners LP / Archrock Partners
Finance Corp
6.00	%,	4/1/2021	2,000	1,920	—	—		2,000	1,920
Archrock Partners LP / Archrock Partners
Finance Corp (continued)
6.00	%,	10/1/2022	—	—	80	75		80	75
Baker Hughes a GE Co LLC / Baker Hughes Co-
Obligor Inc
3.34	%,	12/15/2027	—	—	150	138		150	138
4.08	%,	12/15/2047	—	—	540	445		540	445
Calfrac Holdings LP
8.50	%,	6/15/2026(h)	—	—	115	82		115	82

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Oil & Gas Services (continued)
Halliburton Co
3.80	%,	11/15/2025	$	— $	—	$125	$121		$125	$121
4.75	%,	8/1/2043		—	—	115	110		115	110
PHI Inc
5.25	%,	3/15/2019		—	—	25	17		25	17
Schlumberger Holdings Corp
3.63	%,	12/21/2022(h)		500	498	—	—		500	498
4.00	%,	12/21/2025(h)		500	494	—	—		500	494
Schlumberger Investment SA
3.30	%,	9/14/2021(h)		—	—	85	85		85	85
USA Compression Partners LP / USA
Compression Finance Corp
6.88	%,	4/1/2026(h)		—	—	70	67		70	67
Weatherford International Ltd
4.50	%,	4/15/2022		250	146	30	18		280	164
5.13	%,	9/15/2020		2,000	1,560	—	—		2,000	1,560
8.25	%,	6/15/2023		—	—	45	27		45	27
9.88	%,	2/15/2024		—	—	50	30		50	30
					$4,618		$1,215			$5,833
Other Asset Backed Securities - 2.59%
CNH Equipment Trust 2014-C
1.65	%,	9/15/2021		—	—	216	216		216	216
Dell Equipment Finance Trust 2017-2
2.47	%,	10/24/2022(h)		—	—	500	495		500	495
Dell Equipment Finance Trust 2018-1
2.80	%,	10/22/2020(h)		—	—	2,450	2,453		2,450	2,453
1.00 x 1 Month USD LIBOR + 0.30%
Drug Royalty II LP 2
3.48	%,	7/15/2023(h)		377	376	—	—		377	376
Drug Royalty III LP 1
4.94	%,	4/15/2027(h)		506	510	—	—		506	510
1.00 x 3 Month USD LIBOR + 2.50%
MMAF Equipment Finance LLC 2017-B
1.93	%,	10/15/2020(h)		—	—	270	269		270	269
PFS Financing Corp
3.04	%,	3/15/2021(h)		500	500	—	—		500	500
1.00 x 1 Month USD LIBOR + 0.58%
Trafigura Securitisation Finance PLC 2017-1
3.31	%,	12/15/2020(h)		1,000	1,005	—	—		1,000	1,005
1.00 x 1 Month USD LIBOR + 0.85%
Verizon Owner Trust 2017-1
2.06	%,	9/20/2021(h)		—	—	1,500	1,489		1,500	1,489
Verizon Owner Trust 2017-2
1.92	%,	12/20/2021(h)		—	—	500	495		500	495
Verizon Owner Trust 2017-3
2.74	%,	4/20/2022(h)		1,000	1,000	2,350	2,349		3,350	3,349
2.00 x 1 Month USD LIBOR + 0.54%

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Other Asset Backed Securities (continued)
Verizon Owner Trust 2018-1
2.82	%,	9/20/2022(h)	$	— $	—	$822	$820		$822	$820
					$3,391		$8,586			$11,977
Packaging & Containers - 0.53%
ARD Securities Finance SARL
8.75%, PIK 8.75%, 1/31/2023 (h),(i),(j)				—	—	16	13		16	13
Ardagh Packaging Finance PLC / Ardagh
Holdings USA Inc
6.00	%,	2/15/2025(h)		—	—	200	185		200	185
BWAY Holding Co
7.25	%,	4/15/2025(h)		—	—	175	157		175	157
Crown Americas LLC / Crown Americas Capital
Corp V
4.25	%,	9/30/2026		—	—	43	39		43	39
Crown Americas LLC / Crown Americas Capital
Corp VI
4.75	%,	2/1/2026(h)		—	—	180	170		180	170
Crown Cork & Seal Co Inc
7.38	%,	12/15/2026		—	—	132	141		132	141
Flex Acquisition Co Inc
6.88	%,	1/15/2025(h)		—	—	145	129		145	129
Packaging Corp of America
4.50	%,	11/1/2023		—	—	420	430		420	430
Reynolds Group Issuer Inc / Reynolds Group
Issuer LLC / Reynolds Group Issuer
(Luxembourg) S.A.
5.13	%,	7/15/2023(h)		—	—	140	133		140	133
5.94	%,	7/15/2021(h)		—	—	40	40		40	40
3 Month USD LIBOR + 3.50%
7.00	%,	7/15/2024(h)		—	—	15	14		15	14
Sealed Air Corp
6.88	%,	7/15/2033(h)		1,000	998	—	—		1,000	998
					$998		$1,451			$2,449
Pharmaceuticals - 1.15%
AbbVie Inc
2.90	%,	11/6/2022		1,000	973	—	—		1,000	973
3.38	%,	11/14/2021		—	—	185	185		185	185
4.25	%,	11/14/2028		—	—	90	87		90	87
Allergan Funding SCS
3.85	%,	6/15/2024		—	—	170	168		170	168
4.55	%,	3/15/2035		—	—	15	14		15	14
Bausch Health Cos Inc
5.63	%,	12/1/2021(h)		—	—	40	39		40	39
Bayer US Finance II LLC
3.88	%,	12/15/2023(h)		—	—	200	196		200	196
4.38	%,	12/15/2028(h)		—	—	795	759		795	759
Cigna Corp
3.75	%,	7/15/2023(h)		—	—	185	184		185	184
4.13	%,	11/15/2025(h)		—	—	350	349		350	349

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Pharmaceuticals (continued)
Cigna Corp (continued)
4.38	%,	10/15/2028(h)	$	— $	—	$645	$649		$645	$649
CVS Health Corp
4.30	%,	3/25/2028		—	—	290	283		290	283
4.75	%,	12/1/2022		—	—	215	222		215	222
4.78	%,	3/25/2038		—	—	170	163		170	163
4.88	%,	7/20/2035		—	—	190	184		190	184
5.00	%,	12/1/2024		—	—	410	430		410	430
5.05	%,	3/25/2048		—	—	10	10		10	10
Valeant Pharmaceuticals International
8.50	%,	1/31/2027(h)		—	—	30	29		30	29
Zoetis Inc
3.90	%,	8/20/2028		—	—	320	314		320	314
4.45	%,	8/20/2048		—	—	95	93		95	93
					$973		$4,358			$5,331
Pipelines - 2.99%
Abu Dhabi Crude Oil Pipeline LLC
3.65	%,	11/2/2029(h)		—	—	200	190		200	190
Andeavor Logistics LP / Tesoro Logistics
Finance Corp
4.25	%,	12/1/2027		—	—	160	151		160	151
ANR Pipeline Co
9.63	%,	11/1/2021		1,000	1,159	—	—		1,000	1,159
Antero Midstream Partners LP / Antero
Midstream Finance Corp
5.38	%,	9/15/2024		—	—	75	70		75	70
Buckeye Partners LP
3.95	%,	12/1/2026		500	439	—	—		500	439
4.35	%,	10/15/2024		500	485	—	—		500	485
Cheniere Corpus Christi Holdings LLC
5.13	%,	6/30/2027		—	—	75	71		75	71
Columbia Pipeline Group Inc
3.30	%,	6/1/2020		—	—	400	399		400	399
4.50	%,	6/1/2025		1,000	1,007	—	—		1,000	1,007
DCP Midstream Operating LP
5.35	%,	3/15/2020(h)		—	—	450	452		450	452
El Paso Natural Gas Co LLC
7.50	%,	11/15/2026		2,100	2,438	—	—		2,100	2,438
Enable Midstream Partners LP
4.40	%,	3/15/2027		—	—	145	135		145	135
Enbridge Inc
6.00	%,	1/15/2077(k)		—	—	165	148		165	148
3 Month USD LIBOR + 3.89%
Energy Transfer Operating LP
4.90	%,	3/15/2035		—	—	100	89		100	89
5.15	%,	3/15/2045		—	—	95	82		95	82
EnLink Midstream Partners LP
4.40	%,	4/1/2024		—	—	320	302		320	302

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Pipelines (continued)
Enterprise Products Operating LLC
4.85	%,	3/15/2044	$—	$—	$135	$131		$135	$131
5.38	%,	2/15/2078(k)	—	—	250	207		250	207
3 Month USD LIBOR + 2.57%
Kinder Morgan Energy Partners LP
4.70	%,	11/1/2042	—	—	300	261		300	261
Kinder Morgan Inc/DE
3.05	%,	12/1/2019	—	—	100	99		100	99
5.63	%,	11/15/2023(h)	—	—	215	227		215	227
MPLX LP
4.50	%,	7/15/2023	—	—	290	293		290	293
4.80	%,	2/15/2029	—	—	65	65		65	65
NuStar Logistics LP
5.63	%,	4/28/2027	—	—	100	93		100	93
ONEOK Partners LP
3.80	%,	3/15/2020	—	—	390	391		390	391
Plains All American Pipeline LP / PAA Finance
Corp
4.50	%,	12/15/2026	500	482	95	91		595	573
Sabine Pass Liquefaction LLC
4.20	%,	3/15/2028	—	—	150	143		150	143
5.00	%,	3/15/2027	—	—	190	191		190	191
5.75	%,	5/15/2024	—	—	215	224		215	224
Southeast Supply Header LLC
4.25	%,	6/15/2024(h)	750	756	—	—		750	756
Southern Natural Gas Co LLC
8.00	%,	3/1/2032	850	1,081	—	—		850	1,081
Summit Midstream Holdings LLC / Summit
Midstream Finance Corp
5.75	%,	4/15/2025	—	—	80	74		80	74
Targa Resources Partners LP / Targa Resources
Partners Finance Corp
5.88	%,	4/15/2026(h)	—	—	60	58		60	58
TransCanada PipeLines Ltd
4.63	%,	3/1/2034	—	—	80	76		80	76
7.13	%,	1/15/2019	—	—	95	95		95	95
Transportadora de Gas Internacional SA ESP
5.55	%,	11/1/2028(h)	—	—	200	202		200	202
Western Gas Partners LP
4.50	%,	3/1/2028	—	—	185	173		185	173
4.65	%,	7/1/2026	—	—	165	160		165	160
5.30	%,	3/1/2048	—	—	45	39		45	39
5.45	%,	4/1/2044	—	—	205	184		205	184
Williams Cos Inc/The
4.30	%,	3/4/2024	—	—	110	110		110	110
5.75	%,	6/24/2044	—	—	320	322		320	322
				$7,847		$5,998			$13,845

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Private Equity - 0.04%
Icahn Enterprises LP / Icahn Enterprises Finance
Corp
6.25	%,	2/1/2022	$	— $	—	$105	$104		$105	$104
6.38	%,	12/15/2025		—	—	65	62		65	62
					$—		$166			$166
Regional Authority - 0.02%
Provincia de Buenos Aires/Argentina
7.88	%,	6/15/2027		—	—	150	108		150	108
REITs - 3.68%
Alexandria Real Estate Equities Inc
3.45	%,	4/30/2025		—	—	865	833		865	833
4.30	%,	1/15/2026		1,000	1,000	—	—		1,000	1,000
4.60	%,	4/1/2022		1,250	1,287	—	—		1,250	1,287
4.70	%,	7/1/2030		—	—	250	253		250	253
Camden Property Trust
4.10	%,	10/15/2028		—	—	460	466		460	466
CBL & Associates LP
5.95	%,	12/15/2026		500	382	—	—		500	382
CC Holdings GS V LLC / Crown Castle GS III
Corp
3.85	%,	4/15/2023		—	—	510	505		510	505
CubeSmart LP
4.80	%,	7/15/2022(c)		2,000	2,068	—	—		2,000	2,068
Equinix Inc
5.38	%,	4/1/2023		—	—	115	114		115	114
5.88	%,	1/15/2026		—	—	40	40		40	40
Healthcare Realty Trust Inc
3.63	%,	1/15/2028		1,000	939	—	—		1,000	939
Hospitality Properties Trust
4.65	%,	3/15/2024		750	748	—	—		750	748
4.95	%,	2/15/2027		1,000	980	—	—		1,000	980
5.00	%,	8/15/2022		750	766	—	—		750	766
Iron Mountain Inc
4.38	%,	6/1/2021(h)		—	—	115	114		115	114
Iron Mountain US Holdings Inc
5.38	%,	6/1/2026(h)		—	—	65	59		65	59
MGM Growth Properties Operating Partnership
LP / MGP Finance Co-Issuer Inc
5.63	%,	5/1/2024		—	—	90	89		90	89
Omega Healthcare Investors Inc
5.25	%,	1/15/2026		500	509	—	—		500	509
Physicians Realty LP
4.30	%,	3/15/2027		1,000	971	—	—		1,000	971
SBA Tower Trust
2.90	%,	10/11/2044(h)		—	—	125	124		125	124
Ventas Realty LP / Ventas Capital Corp
3.25	%,	8/15/2022		1,750	1,729	—	—		1,750	1,729

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
REITs (continued)
Welltower Inc
6.13	%,	4/15/2020	$1,000	$1,031	$ — $	—		$1,000	$1,031
Weyerhaeuser Co
4.70	%,	3/15/2021	2,000	2,050	—	—		2,000	2,050
				$14,460		$2,597			$17,057
Retail - 0.49%
1011778 BC ULC / New Red Finance Inc
5.00	%,	10/15/2025(h)	—	—	145	133		145	133
Golden Nugget Inc
6.75	%,	10/15/2024(h)	—	—	130	123		130	123
Home Depot Inc/The
3.25	%,	3/1/2022	—	—	250	253		250	253
3.90	%,	12/6/2028	—	—	130	133		130	133
5.88	%,	12/16/2036	—	—	130	156		130	156
IRB Holding Corp
6.75	%,	2/15/2026(h)	—	—	75	66		75	66
JC Penney Corp Inc
8.63	%,	3/15/2025(h)	—	—	25	13		25	13
KFC Holding Co/Pizza Hut Holdings LLC/Taco
Bell of America LLC
5.00	%,	6/1/2024(h)	—	—	40	39		40	39
L Brands Inc
6.88	%,	11/1/2035	—	—	90	75		90	75
McDonald's Corp
2.75	%,	12/9/2020	—	—	85	84		85	84
3.80	%,	4/1/2028	—	—	235	231		235	231
4.45	%,	9/1/2048	—	—	495	471		495	471
4.88	%,	12/9/2045	—	—	80	81		80	81
Walmart Inc
3.40	%,	6/26/2023	—	—	235	237		235	237
3.95	%,	6/28/2038	—	—	160	158		160	158
4.05	%,	6/29/2048	—	—	10	10		10	10
				$—		$2,263			$2,263
Savings & Loans - 0.24%
First Niagara Financial Group Inc
7.25	%,	12/15/2021	500	547	—	—		500	547
Nationwide Building Society
4.12	%,	10/18/2032(h),(k)	—	—	660	584		660	584
USD Swap Rate NY 5 Year + 1.85%
				$547		$584			$1,131
Semiconductors - 0.44%
NXP BV / NXP Funding LLC
3.88	%,	9/1/2022(h)	—	—	250	240		250	240
4.63	%,	6/15/2022(h)	—	—	470	463		470	463
4.63	%,	6/1/2023(h)	—	—	400	392		400	392

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Semiconductors (continued)
QUALCOMM Inc
3.25	%,	1/30/2023	$	— $	—	$170	$169		$170	$169
3 Month USD LIBOR + 0.73%
Texas Instruments Inc
4.15	%,	5/15/2048		—	—	215	215		215	215
Xilinx Inc
2.95	%,	6/1/2024		—	—	570	544		570	544
					$—		$2,023			$2,023
Software - 0.68%
Epicor Software Corp
10.05	%,	6/30/2023(h)		—	—	59	57		59	57
3 Month USD LIBOR + 7.25%
Fiserv Inc
3.80	%,	10/1/2023		—	—	200	201		200	201
4.20	%,	10/1/2028		—	—	160	160		160	160
Microsoft Corp
3.70	%,	8/8/2046		—	—	185	177		185	177
4.45	%,	11/3/2045		—	—	110	117		110	117
4.50	%,	2/6/2057		—	—	90	96		90	96
Oracle Corp
2.50	%,	5/15/2022		500	489	—	—		500	489
2.95	%,	11/15/2024		—	—	175	171		175	171
2.95	%,	5/15/2025		1,000	957	—	—		1,000	957
3.80	%,	11/15/2037		—	—	275	257		275	257
4.00	%,	11/15/2047		—	—	260	242		260	242
6.13	%,	7/8/2039		—	—	180	216		180	216
					$1,446		$1,694			$3,140
Sovereign - 1.05%
Argentine Republic Government International
Bond
5.63	%,	1/26/2022		—	—	335	283		335	283
5.88	%,	1/11/2028		—	—	115	83		115	83
6.88	%,	1/26/2027		—	—	100	76		100	76
CoBank ACB
6.25	%,	12/31/2049(k),(l)		—	—	115	115		115	115
3 Month USD LIBOR + 4.66%
Colombia Government International Bond
5.00	%,	6/15/2045		—	—	200	190		200	190
Croatia Government International Bond
6.00	%,	1/26/2024		—	—	200	216		200	216
6.38	%,	3/24/2021		—	—	200	210		200	210
Dominican Republic International Bond
6.00	%,	7/19/2028(h)		—	—	150	150		150	150
Ecuador Government International Bond
10.75	%,	3/28/2022		—	—	200	202		200	202
Egypt Government International Bond
5.58	%,	2/21/2023(h)		—	—	200	190		200	190

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Sovereign (continued)
Hungary Government International Bond
5.38	%,	2/21/2023	$	— $	—	$120	$127		$120	$127
Indonesia Government International Bond
5.38	%,	10/17/2023(h)		—	—	500	522		500	522
Mexico Government International Bond
4.15	%,	3/28/2027		—	—	200	193		200	193
Panama Government International Bond
3.88	%,	3/17/2028		—	—	200	197		200	197
Qatar Government International Bond
3.25	%,	6/2/2026		—	—	400	386		400	386
3.88	%,	4/23/2023(h)		—	—	200	202		200	202
Russian Foreign Bond - Eurobond
4.75	%,	5/27/2026		—	—	200	198		200	198
Saudi Government International Bond
2.38	%,	10/26/2021		—	—	400	385		400	385
4.00	%,	4/17/2025(h)		—	—	200	198		200	198
Turkey Government International Bond
4.88	%,	10/9/2026		—	—	200	177		200	177
5.75	%,	3/22/2024		—	—	400	387		400	387
Ukraine Government International Bond
9.75	%,	11/1/2028(h)		—	—	200	187		200	187
					$—		$4,874			$4,874
Student Loan Asset Backed Securities - 1.12%
Navient Private Education Loan Trust 2018-B
2.81	%,	12/15/2059(h)		—	—	2,250	2,247		2,250	2,247
1.00 x 1 Month USD LIBOR + 0.35%
Navient Private Education Refi Loan Trust 2018-
A
2.53	%,	2/18/2042(h)		—	—	399	396		399	396
Navient Private Education Refi Loan Trust 2018-
C
3.01	%,	6/16/2042(h)		—	—	616	614		616	614
Navient Student Loan Trust 2017-3
2.81	%,	7/26/2066(h)		—	—	574	574		574	574
1.00 x 1 Month USD LIBOR + 0.30%
Navient Student Loan Trust 2018-2
2.75	%,	3/25/2067(h)		—	—	193	193		193	193
1.00 x 1 Month USD LIBOR + 0.24%
SMB Private Education Loan Trust 2017-B
2.73	%,	6/17/2024(h)		—	—	791	791		791	791
1.00 x 1 Month USD LIBOR + 0.27%
SoFi Professional Loan Program 2016-D LLC
1.53	%,	4/25/2033(h)		—	—	4	4		4	4
Sofi Professional Loan Program 2017-B LLC
1.83	%,	5/25/2040(h)		—	—	149	148		149	148

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Student Loan Asset Backed Securities
(continued)
Sofi Professional Loan Program 2018-A LLC
2.39	%,	2/25/2042(h)	$	— $	—	$208	$206		$208	$206
					$—		$5,173			$5,173
Telecommunications - 1.92%
AT&T Inc
4.30	%,	2/15/2030		—	—	810	765		810	765
4.90	%,	8/15/2037		—	—	325	303		325	303
5.15	%,	3/15/2042		—	—	50	47		50	47
5.45	%,	3/1/2047		—	—	165	161		165	161
6.38	%,	3/1/2041		—	—	135	146		135	146
British Telecommunications PLC
4.50	%,	12/4/2023		—	—	200	203		200	203
5.13	%,	12/4/2028		—	—	305	307		305	307
Embarq Corp
8.00	%,	6/1/2036		—	—	75	68		75	68
Empresa Nacional de Telecomunicaciones SA
4.75	%,	8/1/2026(h)		—	—	200	188		200	188
Frontier Communications Corp
8.50	%,	4/1/2026(h)		—	—	170	149		170	149
11.00	%,	9/15/2025		—	—	130	81		130	81
Goodman Networks Inc
8.00	%,	5/11/2022		—	—	31	11		31	11
GTT Communications Inc
7.88	%,	12/31/2024(h)		—	—	120	104		120	104
Intelsat Jackson Holdings SA
5.50	%,	8/1/2023		—	—	150	130		150	130
8.00	%,	2/15/2024(h)		—	—	90	93		90	93
8.50	%,	10/15/2024(h)		—	—	115	111		115	111
Level 3 Financing Inc
5.13	%,	5/1/2023		—	—	35	34		35	34
5.38	%,	1/15/2024		—	—	80	76		80	76
Level 3 Parent LLC
5.75	%,	12/1/2022		—	—	55	54		55	54
Ooredoo International Finance Ltd
3.88	%,	1/31/2028		—	—	250	239		250	239
Qwest Corp
6.75	%,	12/1/2021		2,000	2,045	—	—		2,000	2,045
Sprint Capital Corp
8.75	%,	3/15/2032		—	—	155	163		155	163
Sprint Communications Inc
6.00	%,	11/15/2022		—	—	10	10		10	10
7.00	%,	8/15/2020		—	—	135	138		135	138
Sprint Corp
7.13	%,	6/15/2024		—	—	140	139		140	139
7.63	%,	3/1/2026		—	—	35	35		35	35

See accompanying notes.

					Core Plus Bond			Combined
			Income Account		Account	Core Plus Bond		Portfolio	Combined
			Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)			Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Telecommunications (continued)
Sprint Corp (continued)
7.88	%,	9/15/2023	$250	$256	$135	$138		$385	$394
Sprint Spectrum Co LLC / Sprint Spectrum Co II
LLC / Sprint Spectrum Co III LLC
3.36	%,	3/20/2023(h)	172	170	—	—		172	170
5.15	%,	3/20/2028(h)	500	491	—	—		500	491
Telecom Italia Capital SA
6.38	%,	11/15/2033	—	—	25	23		25	23
Telefonica Emisiones SA
5.21	%,	3/8/2047	—	—	220	201		220	201
T-Mobile USA Inc
5.13	%,	4/15/2025	—	—	320	311		320	311
6.00	%,	4/15/2024	—	—	95	95		95	95
6.38	%,	3/1/2025	500	505	—	—		500	505
6.50	%,	1/15/2024	—	—	30	31		30	31
6.50	%,	1/15/2026	—	—	95	97		95	97
VEON Holdings BV
3.95	%,	6/16/2021(h)	—	—	200	193		200	193
Verizon Communications Inc
4.50	%,	8/10/2033	—	—	270	266		270	266
5.01	%,	8/21/2054	—	—	70	68		70	68
5.25	%,	3/16/2037	—	—	260	271		260	271
				$3,467		$5,449			$8,916
Transportation - 0.36%
Burlington Northern Santa Fe LLC
4.15	%,	12/15/2048	—	—	165	161		165	161
4.38	%,	9/1/2042	—	—	125	125		125	125
Canadian National Railway Co
4.45	%,	1/20/2049	—	—	305	323		305	323
CSX Corp
4.75	%,	11/15/2048	—	—	180	182		180	182
Eletson Holdings Inc / Eletson Finance US LLC /
Agathonissos Finance LLC
9.62	%,	1/15/2022(i)	—	—	121	46		121	46
Navios Maritime Acquisition Corp / Navios
Acquisition Finance US Inc
8.13	%,	11/15/2021(h)	—	—	305	229		305	229
Navios Maritime Holdings Inc / Navios Maritime
Finance II US Inc
7.38	%,	1/15/2022(h)	—	—	140	88		140	88
11.25	%,	8/15/2022(h)	—	—	105	79		105	79
Navios South American Logistics Inc / Navios
Logistics Finance US Inc
7.25	%,	5/1/2022(h)	—	—	185	167		185	167
Trailer Bridge Inc
0.00	%,	11/15/2019(a),(b),(e)	2,000	—	—	—		2,000	—
Union Pacific Corp
3.50	%,	6/8/2023	—	—	220	220		220	220

See accompanying notes.

						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
BONDS (continued)				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Transportation (continued)
Union Pacific Corp (continued)
4.38	%,	11/15/2065	$	— $	—	$60	$55		$60	$55
					$—		$1,675			$1,675
Trucking & Leasing - 0.08%
Avolon Holdings Funding Ltd
5.13	%,	10/1/2023(h)		—	—	10	9		10	9
5.50	%,	1/15/2023(h)		—	—	180	175		180	175
DAE Funding LLC
4.50	%,	8/1/2022(h)		—	—	50	48		50	48
5.00	%,	8/1/2024(h)		—	—	95	92		95	92
5.25	%,	11/15/2021(h)		—	—	25	24		25	24
Park Aerospace Holdings Ltd
5.50	%,	2/15/2024(h)		—	—	35	34		35	34
					$—		$382			$382
TOTAL BONDS					$109,688		$186,733			$296,421
						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
CONVERTIBLE BONDS - 0.25%				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Insurance - 0.25%
AmTrust Financial Services Inc
2.75%, 12/15/2044				1,250	1,175	—	—		1,250	1,175
TOTAL CONVERTIBLE BONDS					$1,175		$—			$1,175
						Core Plus Bond			Combined
				Income Account		Account	Core Plus Bond		Portfolio	Combined
SENIOR FLOATING RATE INTERESTS -				Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
1.51%				Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Aerospace & Defense - 0.01%
TransDigm Inc
5.02%, 6/9/2023(n)			$	— $	—	$35	$33		$35	$33
US LIBOR + 2.50%
Automobile Manufacturers - 0.04%
Navistar Financial Corp
6.31%, 7/30/2025(n)				—	—	160	152		160	152
US LIBOR + 3.75%
Navistar Inc
5.89%, 11/6/2024(n)				—	—	59	57		59	57
US LIBOR + 3.50%
					$—		$209			$209
Automobile Parts & Equipment - 0.01%
American Axle & Manufacturing Inc
4.75%, 4/6/2024(n)				—	—	43	41		43	41
US LIBOR + 2.25%
Chemicals - 0.06%
Aruba Investments Inc
5.77%, 2/2/2022(n)				—	—	34	33		34	33
US LIBOR + 3.25%

See accompanying notes.

				Core Plus Bond			Combined
		Income Account		Account	Core Plus Bond		Portfolio	Combined
SENIOR FLOATING RATE INTERESTS		Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
(continued)		Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Chemicals (continued)
Consolidated Energy Finance SA
4.71%, 5/7/2025(n)	$	— $	—	$95	$92		$95	$92
US LIBOR + 2.50%
Emerald Performance Materials LLC
10.27%, 8/1/2022(n)		—	—	105	104		105	104
US LIBOR + 6.75%
Starfruit US Holdco LLC
5.60%, 10/1/2025(n)		—	—	65	62		65	62
US LIBOR + 3.25%
			$—		$291			$291
Commercial Services - 0.09%
Garda World Security Corp
6.24%, 5/24/2024(n)		—	—	69	66		69	66
US LIBOR + 3.50%
Prime Security Services Borrower LLC
5.27%, 5/2/2022(n)		—	—	108	103		108	103
US LIBOR + 2.75%
Refinitiv US Holdings Inc
6.27%, 9/18/2025(n)		—	—	185	175		185	175
US LIBOR + 3.75%
TMS International Corp
5.28%, 8/14/2024(n)		—	—	64	60		64	60
US LIBOR + 2.75%
			$—		$404			$404
Computers - 0.04%
Dell International LLC
4.53%, 9/7/2023(n)		—	—	73	70		73	70
US LIBOR + 2.00%
McAfee LLC
11.01%, 9/29/2025(n)		—	—	118	117		118	117
US LIBOR + 8.50%
			$—		$187			$187
Consumer Products - 0.02%
Prestige Brands Inc
4.52%, 1/26/2024(n)		—	—	93	90		93	90
US LIBOR + 2.00%
Diversified Financial Services - 0.08%
Lions Gate Capital Holdings LLC
4.77%, 3/24/2025(n)		—	—	94	90		94	90
US LIBOR + 2.25%
Russell Investments US Institutional Holdco Inc
5.77%, 6/1/2023(n)		—	—	286	279		286	279
US LIBOR + 3.25%
			$—		$369			$369

See accompanying notes.

				Core Plus Bond			Combined
		Income Account		Account	Core Plus Bond		Portfolio	Combined
SENIOR FLOATING RATE INTERESTS		Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
(continued)		Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Electric - 0.02%
Vistra Operations Co LLC
4.47%, 12/14/2025(n)	$	— $	—	$75	$72		$75	$72
US LIBOR + 2.00%
Electrical Components & Equipment - 0.03%
Energizer Holdings Inc
0.00%, 12/17/2025(n),(o)		—	—	160	154		160	154
US LIBOR + 2.25%
Entertainment - 0.08%
CCM Merger Inc
4.77%, 8/6/2021(n)		—	—	99	96		99	96
US LIBOR + 2.25%
Eldorado Resorts Inc
4.50%, 4/17/2024(n)		—	—	20	19		20	19
US LIBOR + 2.25%
Stars Group Holdings BV
6.30%, 6/27/2025(n)		—	—	45	43		45	43
US LIBOR + 3.50%
WMG Acquisition Corp
4.65%, 11/1/2023(n)		—	—	214	205		214	205
US LIBOR + 2.13%
			$—		$363			$363
Environmental Control - 0.02%
Filtration Group Corp
5.52%, 3/31/2025(n)		—	—	74	72		74	72
US LIBOR + 3.00%
Food - 0.03%
JBS USA LUX SA
5.26%, 10/30/2022(n)		—	—	68	66		68	66
US LIBOR + 2.50%
Post Holdings Inc
4.32%, 5/24/2024(n)		—	—	73	70		73	70
US LIBOR + 2.00%
			$—		$136			$136
Healthcare - Products - 0.03%
DJO Finance LLC
5.71%, 6/8/2020(n)		—	—	44	44		44	44
US LIBOR + 3.25%
Kinetic Concepts Inc
6.05%, 2/2/2024(n)		—	—	104	99		104	99
US LIBOR + 3.25%
			$—		$143			$143
Healthcare - Services - 0.09%
Acadia Healthcare Co Inc
5.02%, 2/16/2023(n)		—	—	43	41		43	41
US LIBOR + 2.50%

See accompanying notes.

				Core Plus Bond			Combined
		Income Account		Account	Core Plus Bond		Portfolio	Combined
SENIOR FLOATING RATE INTERESTS		Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
(continued)		Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Healthcare - Services (continued)
AHP Health Partners Inc
7.02%, 6/16/2025(n)	$	— $	—	$70	$69		$70	$69
US LIBOR + 4.50%
MPH Acquisition Holdings LLC
5.55%, 6/7/2023(n)		—	—	78	74		78	74
US LIBOR + 3.00%
RegionalCare Hospital Partners Holdings Inc
7.13%, 11/14/2025(n)		—	—	225	213		225	213
US LIBOR + 4.50%
			$—		$397			$397
Insurance - 0.07%
Asurion LLC
5.52%, 11/3/2023(n)		—	—	92	88		92	88
US LIBOR + 3.00%
9.02%, 8/4/2025(n)		—	—	30	29		30	29
US LIBOR + 6.50%
Genworth Holdings Inc
6.71%, 3/7/2023(n)		—	—	149	146		149	146
US LIBOR + 4.50%
HUB International Ltd
5.24%, 4/25/2025(n)		—	—	85	80		85	80
US LIBOR + 3.00%
			$—		$343			$343
Leisure Products & Services - 0.02%
ClubCorp Holdings Inc
5.55%, 9/18/2024(n)		—	—	83	78		83	78
US LIBOR + 2.75%
Lodging - 0.02%
Caesars Resort Collection LLC
5.27%, 12/22/2024(n)		—	—	49	47		49	47
US LIBOR + 2.75%
Golden Nugget LLC
5.20%, 10/4/2023(n)		—	—	14	13		14	13
US LIBOR + 2.75%
Marriott Ownership Resorts Inc
4.77%, 8/29/2025(n)		—	—	55	54		55	54
US LIBOR + 2.25%
			$—		$114			$114
Media - 0.01%
Meredith Corp
5.27%, 1/31/2025(n)		—	—	50	49		50	49
US LIBOR + 2.75%

See accompanying notes.

				Core Plus Bond			Combined
		Income Account		Account	Core Plus Bond		Portfolio	Combined
SENIOR FLOATING RATE INTERESTS		Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
(continued)		Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Oil & Gas - 0.06%
California Resources Corp
7.26%, 12/31/2022(n)	$	— $	—	$155	$150		$155	$150
US LIBOR + 4.75%
12.90%, 12/31/2021(n)		—	—	140	137		140	137
US LIBOR + 10.37%
			$—		$287			$287
Packaging & Containers - 0.04%
Berry Global Inc
4.39%, 10/1/2022(n)		—	—	30	29		30	29
US LIBOR + 2.00%
Caraustar Industries Inc
8.30%, 3/14/2022(n)		—	—	98	97		98	97
US LIBOR + 5.50%
CROWN Americas LLC
4.48%, 1/17/2025(n)		—	—	19	19		19	19
US LIBOR + 2.00%
Flex Acquisition Co Inc
5.35%, 12/29/2023(n)		—	—	34	32		34	32
US LIBOR + 3.00%
Reynolds Group Holdings Inc
5.27%, 2/5/2023(n)		—	—	34	33		34	33
US LIBOR + 2.75%
			$—		$210			$210
Pharmaceuticals - 0.09%
Valeant Pharmaceuticals International
5.13%, 11/14/2025(n)		—	—	173	163		173	163
US LIBOR + 2.75%
5.38%, 5/19/2025(n)		—	—	257	245		257	245
US LIBOR + 3.00%
			$—		$408			$408
Pipelines - 0.12%
BCP Renaissance Parent LLC
6.03%, 10/31/2024(n)		498	483	—	—		498	483
US LIBOR + 3.50%
Centurion Pipeline Co LLC
6.05%, 9/26/2025(n)		—	—	75	71		75	71
US LIBOR + 3.25%
			$483		$71			$554
REITs - 0.01%
MGM Growth Properties Operating Partnership
LP
4.52%, 4/25/2025(n)		—	—	39	37		39	37
US LIBOR + 2.00%

See accompanying notes.

			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
SENIOR FLOATING RATE INTERESTS	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
(continued)	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Retail - 0.11%
Academy Ltd
6.35%, 7/1/2022(n)	—	—	132	87		132	87
US LIBOR + 4.00%
Beacon Roofing Supply Inc
4.68%, 1/2/2025(n)	—	—	35	33		35	33
US LIBOR + 2.25%
GYP Holdings III Corp
5.27%, 6/1/2025(n)	—	—	60	57		60	57
US LIBOR + 2.75%
IRB Holding Corp
5.68%, 1/17/2025(n)	—	—	110	104		110	104
US LIBOR + 3.25%
JC Penney Corp Inc
6.96%, 6/23/2023(n)	—	—	42	36		42	36
US LIBOR + 4.25%
KFC Holding Co
4.09%, 4/3/2025(n)	—	—	43	42		43	42
US LIBOR + 1.75%
Michaels Stores Inc
5.01%, 1/28/2023(n)	—	—	38	37		38	37
US LIBOR + 2.50%
PetSmart Inc
5.38%, 3/11/2022(n)	—	—	174	137		174	137
US LIBOR + 3.00%
		$—		$533			$533
Software - 0.15%
Ivanti Software Inc
11.35%, 1/20/2025(n)	750	713	—	—		750	713
US LIBOR + 9.00%
Telecommunications - 0.13%
Avaya Inc
6.46%, 12/16/2024(n)	—	—	223	214		223	214
US LIBOR + 4.25%
Level 3 Parent LLC
4.69%, 2/22/2024(n)	—	—	45	43		45	43
US LIBOR + 2.25%
Maxar Technologies Ltd
5.15%, 10/5/2024(n)	—	—	307	282		307	282
US LIBOR + 2.75%
West Corp
6.53%, 10/10/2024(n)	—	—	79	72		79	72
US LIBOR + 4.00%
		$—		$611			$611

See accompanying notes.

			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
SENIOR FLOATING RATE INTERESTS	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
(continued)	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Transportation - 0.01%
Navios Maritime Partners LP
7.78%, 9/14/2020(n)	$—	$—	$27	$27		$27	$27
US LIBOR + 5.00%
Trucking & Leasing - 0.02%
Avolon TLB Borrower 1 US LLC
4.47%, 1/15/2025(n)	—	—	87	84		87	84
US LIBOR + 2.00%
TOTAL SENIOR FLOATING RATE INTERESTS		$1,196		$5,813			$7,009
			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
U.S. GOVERNMENT & GOVERNMENT	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
AGENCY OBLIGATIONS - 36.72%	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Federal Home Loan Mortgage Corporation (FHLMC) - 4.36%
3.00%, 10/1/2042	$564	$555	$—	$—		$564	$555
3.00%, 11/1/2042	566	557	—	—		566	557
3.00%, 11/1/2042	—	—	312	307		312	307
3.00%, 3/1/2043	—	—	1,367	1,344		1,367	1,344
3.00%, 10/1/2046	—	—	1,307	1,277		1,307	1,277
3.00%, 12/1/2046	1,379	1,346	—	—		1,379	1,346
3.00%, 1/1/2047	—	—	2,522	2,466		2,522	2,466
3.50%, 10/1/2041	555	559	—	—		555	559
3.50%, 4/1/2042	1,380	1,390	—	—		1,380	1,390
3.50%, 4/1/2042	679	684	—	—		679	684
3.50%, 4/1/2045	640	642	—	—		640	642
3.50%, 3/1/2048	1,421	1,425	—	—		1,421	1,425
3.62%, 2/1/2037	—	—	20	21		20	21
1.00 x 12 Month USD LIBOR + 1.63%
3.77%, 2/1/2034	—	—	2	2		2	2
1.00 x 12 Month USD LIBOR + 1.99%
4.00%, 2/1/2045	366	374	—	—		366	374
4.00%, 2/1/2046	686	701	—	—		686	701
4.00%, 6/1/2046	742	759	—	—		742	759
4.00%, 4/1/2047	—	—	439	449		439	449
4.00%, 11/1/2047	—	—	693	709		693	709
4.50%, 7/1/2024	—	—	20	21		20	21
4.50%, 7/1/2039	744	779	—	—		744	779
4.50%, 10/1/2041	415	434	—	—		415	434
4.50%, 12/1/2043	—	—	1,083	1,127		1,083	1,127
4.50%, 9/1/2044	—	—	265	276		265	276
4.50%, 3/1/2046	—	—	326	342		326	342
5.00%, 8/1/2019	10	10	—	—		10	10
5.00%, 6/1/2031	—	—	113	119		113	119
5.00%, 10/1/2035	—	—	42	44		42	44
5.00%, 6/1/2041	—	—	1,161	1,235		1,161	1,235
6.00%, 6/1/2032	—	—	25	27		25	27
6.00%, 10/1/2032	—	—	14	15		14	15

See accompanying notes.

			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
U.S. GOVERNMENT & GOVERNMENT	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)
6.00%, 1/1/2038	$—	$—	$65	$72		$65	$72
6.50%, 3/1/2029	—	—	4	4		4	4
6.50%, 5/1/2029	—	—	5	6		5	6
6.50%, 4/1/2031	—	—	2	2		2	2
6.50%, 2/1/2032	—	—	5	5		5	5
6.50%, 5/1/2032	—	—	5	5		5	5
6.50%, 4/1/2035	—	—	8	9		8	9
7.00%, 12/1/2029	—	—	14	15		14	15
7.00%, 6/1/2030	—	—	4	4		4	4
7.00%, 12/1/2030	—	—	1	1		1	1
7.00%, 1/1/2031	—	—	2	2		2	2
7.00%, 12/1/2031	—	—	31	32		31	32
7.50%, 4/1/2030	—	—	1	2		1	2
7.50%, 3/1/2031	—	—	9	10		9	10
8.00%, 9/1/2030	—	—	33	35		33	35
9.00%, 1/1/2025	2	3	—	—		2	3
		$10,218		$9,985			$20,203
Federal National Mortgage Association (FNMA) - 15.31%
2.50%, 3/1/2030	—	—	551	539		551	539
3.00%, 1/1/2028(p)	—	—	5,200	5,187		5,200	5,187
3.00%, 10/1/2030	—	—	1,549	1,550		1,549	1,550
3.00%, 3/1/2034	—	—	335	333		335	333
3.00%, 3/1/2042	1,032	1,015	—	—		1,032	1,015
3.00%, 3/1/2042	944	928	—	—		944	928
3.00%, 5/1/2042	529	520	—	—		529	520
3.00%, 6/1/2042	474	466	—	—		474	466
3.00%, 6/1/2042	961	946	—	—		961	946
3.00%, 11/1/2042	—	—	887	872		887	872
3.00%, 5/1/2043	—	—	195	192		195	192
3.00%, 1/1/2046(p)	—	—	2,500	2,437		2,500	2,437
3.50%, 4/1/2030	—	—	399	404		399	404
3.50%, 8/1/2034	—	—	402	409		402	409
3.50%, 12/1/2040	752	758	—	—		752	758
3.50%, 1/1/2041	—	—	43	43		43	43
3.50%, 12/1/2041	249	251	—	—		249	251
3.50%, 3/1/2042	421	425	—	—		421	425
3.50%, 4/1/2042	817	823	—	—		817	823
3.50%, 11/1/2042	—	—	972	981		972	981
3.50%, 1/1/2043(p)	—	—	1,625	1,625		1,625	1,625
3.50%, 2/1/2043	537	541	—	—		537	541
3.50%, 7/1/2043	—	—	316	318		316	318
3.50%, 7/1/2043	—	—	929	936		929	936
3.50%, 9/1/2044	—	—	2,174	2,184		2,174	2,184
3.50%, 11/1/2044	—	—	1,918	1,925		1,918	1,925
3.50%, 3/1/2045	655	658	—	—		655	658
3.50%, 6/1/2045	1,227	1,231	—	—		1,227	1,231

See accompanying notes.

			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
U.S. GOVERNMENT & GOVERNMENT	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Federal National Mortgage Association (FNMA) (continued)
3.50%, 11/1/2045	$ — $	—	$2,998	$3,018		$2,998	$3,018
3.50%, 11/1/2045	846	849	—	—		846	849
3.50%, 4/1/2046	—	—	579	581		579	581
3.50%, 5/1/2046	756	758	—	—		756	758
3.50%, 8/1/2047	—	—	1,805	1,816		1,805	1,816
3.50%, 10/1/2047	—	—	1,841	1,849		1,841	1,849
3.50%, 11/1/2047	—	—	813	815		813	815
3.50%, 3/1/2048	—	—	1,192	1,196		1,192	1,196
4.00%, 10/1/2019	—	—	4	4		4	4
4.00%, 8/1/2020	—	—	43	44		43	44
4.00%, 3/1/2034	—	—	447	463		447	463
4.00%, 9/1/2040	1,018	1,047	—	—		1,018	1,047
4.00%, 11/1/2040	—	—	1,473	1,515		1,473	1,515
4.00%, 5/1/2041	—	—	225	231		225	231
4.00%, 10/1/2041	535	551	—	—		535	551
4.00%, 10/1/2041	368	378	—	—		368	378
4.00%, 11/1/2041	591	607	—	—		591	607
4.00%, 4/1/2042	330	339	—	—		330	339
4.00%, 9/1/2043	—	—	652	670		652	670
4.00%, 11/1/2043	1,238	1,274	—	—		1,238	1,274
4.00%, 11/1/2043	453	465	—	—		453	465
4.00%, 2/1/2044	1,453	1,494	—	—		1,453	1,494
4.00%, 6/1/2044	—	—	310	319		310	319
4.00%, 9/1/2044	434	443	—	—		434	443
4.00%, 5/1/2045	—	—	514	526		514	526
4.00%, 9/1/2045	1,391	1,420	—	—		1,391	1,420
4.00%, 12/1/2045	—	—	796	814		796	814
4.00%, 8/1/2046	1,075	1,102	—	—		1,075	1,102
4.00%, 1/1/2047	790	807	—	—		790	807
4.00%, 4/1/2047	—	—	434	444		434	444
4.00%, 5/1/2047	—	—	893	910		893	910
4.00%, 6/1/2047	—	—	901	922		901	922
4.00%, 9/1/2047	—	—	911	929		911	929
4.00%, 10/1/2047	—	—	464	473		464	473
4.00%, 1/1/2048(p)	—	—	1,500	1,529		1,500	1,529
4.00%, 4/1/2048	—	—	1,427	1,462		1,427	1,462
4.33%, 7/1/2034	—	—	1	1		1	1
1.00 x US Treasury Yield Curve Rate T
Note Constant Maturity 1 Year + 2.21%
4.50%, 7/1/2025	—	—	51	52		51	52
4.50%, 8/1/2040	631	661	—	—		631	661
4.50%, 11/1/2040	—	—	876	917		876	917
4.50%, 12/1/2040	394	413	—	—		394	413

See accompanying notes.

			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
U.S. GOVERNMENT & GOVERNMENT	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Federal National Mortgage Association (FNMA) (continued)
4.50%, 8/1/2041	$412	$431	$—	$—		$412	$431
4.50%, 9/1/2041	—	—	270	282		270	282
4.50%, 1/1/2042(p)	—	—	1,750	1,812		1,750	1,812
4.50%, 5/1/2044	557	580	—	—		557	580
4.50%, 12/1/2044	—	—	132	138		132	138
4.50%, 6/1/2046	587	608	—	—		587	608
4.50%, 5/1/2047	1,657	1,717	—	—		1,657	1,717
4.50%, 5/1/2047	385	399	—	—		385	399
5.00%, 10/1/2041	—	—	198	210		198	210
5.00%, 1/1/2048(p)	—	—	500	524		500	524
5.50%, 6/1/2019	—	—	2	2		2	2
5.50%, 7/1/2019	—	—	1	1		1	1
5.50%, 7/1/2019	—	—	1	1		1	1
5.50%, 8/1/2019	—	—	2	2		2	2
5.50%, 10/1/2019	—	—	3	3		3	3
5.50%, 10/1/2019	—	—	4	4		4	4
5.50%, 12/1/2022	—	—	14	15		14	15
5.50%, 7/1/2033	—	—	257	277		257	277
5.50%, 4/1/2035	—	—	24	25		24	25
5.50%, 8/1/2036	—	—	510	549		510	549
5.50%, 2/1/2037	—	—	5	6		5	6
5.50%, 5/1/2040	—	—	43	46		43	46
6.00%, 5/1/2031	—	—	2	3		2	3
6.00%, 7/1/2035	—	—	160	174		160	174
6.00%, 2/1/2037	—	—	116	125		116	125
6.00%, 2/1/2038	—	—	59	65		59	65
6.50%, 3/1/2032	—	—	4	4		4	4
6.50%, 4/1/2032	38	42	—	—		38	42
6.50%, 7/1/2037	—	—	21	24		21	24
6.50%, 7/1/2037	—	—	36	39		36	39
6.50%, 2/1/2038	—	—	39	44		39	44
6.50%, 3/1/2038	—	—	15	17		15	17
6.50%, 9/1/2038	—	—	133	149		133	149
		$24,947		$45,976			$70,923
Government National Mortgage Association (GNMA) - 4.45%
3.00%, 2/15/2043	—	—	395	390		395	390
3.00%, 7/20/2044	—	—	614	609		614	609
3.00%, 1/20/2046	—	—	462	456		462	456
3.00%, 7/20/2046	—	—	749	739		749	739
3.00%, 12/20/2046	—	—	2,037	2,008		2,037	2,008
3.50%, 4/20/2046	—	—	218	221		218	221
3.50%, 10/20/2046	—	—	339	341		339	341
3.50%, 7/20/2047	—	—	1,361	1,368		1,361	1,368
3.50%, 1/1/2048	—	—	3,050	3,069		3,050	3,069
3.75%, 7/20/2043	—	—	117	120		117	120
1.00 x US Treasury Yield Curve Rate T
Note Constant Maturity 1 Year + 1.50%

See accompanying notes.

			Core Plus Bond			Combined
	Income Account		Account	Core Plus Bond		Portfolio	Combined
U.S. GOVERNMENT & GOVERNMENT	Principal	Income Account	Principal	Account Value		Principal	Portfolio Value
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
Government National Mortgage Association (GNMA) (continued)
4.00%, 2/15/2042	$—	$—	$154	$159		$154	$159
4.00%, 6/20/2046	—	—	87	89		87	89
4.00%, 1/1/2048	—	—	2,000	2,048		2,000	2,048
4.00%, 1/20/2048	—	—	2,067	2,137		2,067	2,137
4.50%, 9/15/2039	—	—	622	657		622	657
4.50%, 11/15/2040	—	—	121	126		121	126
4.50%, 1/1/2048	—	—	3,635	3,761		3,635	3,761
4.50%, 6/20/2048	—	—	49	51		49	51
5.00%, 2/15/2034	—	—	247	261		247	261
5.00%, 10/15/2034	—	—	89	94		89	94
5.00%, 10/20/2039	—	—	48	51		48	51
5.00%, 7/20/2040	—	—	27	29		27	29
5.00%, 2/15/2042	—	—	99	105		99	105
5.00%, 1/1/2048	—	—	1,000	1,041		1,000	1,041
5.50%, 12/20/2033	—	—	120	129		120	129
5.50%, 5/20/2035	—	—	14	15		14	15
6.00%, 1/20/2029	—	—	23	25		23	25
6.00%, 7/20/2029	—	—	4	4		4	4
6.00%, 12/15/2033	—	—	29	31		29	31
6.00%, 12/20/2036	—	—	63	68		63	68
6.50%, 3/20/2028	—	—	4	4		4	4
6.50%, 5/20/2029	—	—	3	4		3	4
6.50%, 12/15/2032	—	—	349	380		349	380
7.00%, 3/15/2031	—	—	9	10		9	10
7.50%, 5/15/2029	—	—	15	15		15	15
8.00%, 12/15/2030	—	—	6	7		6	7
9.00%, 2/15/2025	2	2	—	—		2	2
		$2		$20,622			$20,624
U.S. Treasury - 12.60%
1.25%, 10/31/2021	—	—	1,555	1,503		1,555	1,503
1.25%, 7/31/2023	—	—	1,405	1,329		1,405	1,329
1.50%, 8/15/2026	—	—	1,420	1,310		1,420	1,310
1.63%, 11/15/2022	1,000	968	—	—		1,000	968
1.63%, 10/31/2023	—	—	370	355		370	355
1.75%, 4/30/2022(q)	—	—	3,385	3,307		3,385	3,307
1.75%, 5/15/2022	2,000	1,953	—	—		2,000	1,953
1.88%, 11/30/2021	—	—	2,550	2,508		2,550	2,508
2.00%, 5/31/2021	—	—	720	712		720	712
2.00%, 11/15/2021	1,000	987	—	—		1,000	987
2.00%, 10/31/2022	—	—	4,500	4,420		4,500	4,420
2.00%, 11/15/2026	1,000	955	—	—		1,000	955
2.13%, 11/30/2023(r)	—	—	1,140	1,119		1,140	1,119
2.25%, 8/15/2027	1,000	968	—	—		1,000	968
2.25%, 8/15/2046	—	—	1,090	931		1,090	931
2.50%, 5/15/2024	1,000	998	—	—		1,000	998
2.63%, 7/31/2020	—	—	3,000	3,004		3,000	3,004

See accompanying notes.

				Core Plus Bond			Combined
	Income Account			Account	Core Plus Bond		Portfolio	Combined
U.S. GOVERNMENT & GOVERNMENT	Principal	Income Account		Principal	Account Value		Principal	Portfolio Value
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000	's)	Amount (000's)	(000	's)	Amount (000's)	(000	's)
U.S. Treasury (continued)
2.63%, 11/15/2020	$2,000	$2,004		$—	$—		$2,000	$2,004
2.75%, 2/15/2024	1,000	1,011		—	—		1,000	1,011
2.75%, 8/15/2042	—	—		210	201		210	201
2.75%, 11/15/2047	1,000	946		—	—		1,000	946
2.88%, 5/15/2043	1,000	976		—	—		1,000	976
2.88%, 8/15/2045	1,000	974		545	531		1,545	1,505
2.88%, 11/15/2046	1,000	972		—	—		1,000	972
3.00%, 11/15/2044	1,000	998		1,450	1,448		2,450	2,446
3.00%, 5/15/2045	—	—		2,640	2,635		2,640	2,635
3.00%, 11/15/2045	—	—		2,000	1,996		2,000	1,996
3.13%, 5/15/2021	1,000	1,015		—	—		1,000	1,015
3.13%, 8/15/2044	1,000	1,021		—	—		1,000	1,021
3.38%, 5/15/2044	1,000	1,065		—	—		1,000	1,065
3.38%, 11/15/2048	1,000	1,069		—	—		1,000	1,069
3.50%, 2/15/2039	1,000	1,094		—	—		1,000	1,094
3.63%, 2/15/2020	2,000	2,022		—	—		2,000	2,022
3.63%, 2/15/2044	1,000	1,108		—	—		1,000	1,108
3.75%, 8/15/2041	1,000	1,128		—	—		1,000	1,128
3.75%, 11/15/2043	2,000	2,259		1,500	1,694		3,500	3,953
4.75%, 2/15/2037	—	—		2,260	2,880		2,260	2,880
		$26,491			$31,883			$58,374
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$61,658			$108,466			$170,124
Total Investments		$180,922			$305,076			$485,998
Other Assets and Liabilities - (4.90)%		849			(23,556)			(22,741)
TOTAL NET ASSETS - 100.00%		$181,771			$281,520			$463,257

(a)	Non-income producing security
(b)	The value of these investments was determined using significant unobservable inputs.
(c)	The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Account as determined by the Acquiring Account’s sub-advisors.
(d)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.
(e)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $4,735 and $8 or 1.02% of net assets.
(f)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.0% or more of the outstanding voting shares of the security). Please see affiliated sub-schedule for transactional information.
(g)	Current yield shown is as of period end.
(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $19,808 and $56,762 or 16.53% of net assets.
(i)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description. Rate shown is the rate in effect as of period end.
(j)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(k)	Rate shown is as of period end. The rate may be a variable or floating rate or a fixed rate which may convert to a variable or floating rate in the future.
(l)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date. Date shown, if any, reflects the next call date or final legal maturity date. Rate shown is as of period end.
(m)	Security is an Interest Only Strip.
(n)	Rate information disclosed is based on an average weighted rate of the underlying tranches as of period end.
(o)	This Senior Floating Rate Note will settle after December 31, 2018, at which time the interest rate will be determined.
(p)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(q)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $— and $576 or 0.12% of net assets.
(r)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $— and $187 or 0.04% of net assets.

See accompanying notes.

Portfolio Summary (unaudited)
		Core Plus Bond
Sector	Income Account	Account	Combined Portfolio
Mortgage Securities	19.35%	34.54%	28.58%
Financial	21.41%	12.95%	16.28%
Government	14.57%	13.10%	13.68%
Energy	11.61%	5.96%	8.18%
Asset Backed Securities	3.66%	12.74%	9.17%
Consumer, Non-cyclical	6.63%	7.69%	7.27%
Communications	5.43%	5.48%	5.45%
Utilities	7.95%	2.76%	4.79%
Industrial	4.36%	2.95%	3.50%
Technology	2.12%	2.58%	2.40%
Consumer, Cyclical	0.50%	4.01%	2.64%
Basic Materials	0.95%	2.23%	1.73%
Investment Companies	0.99%	1.38%	1.23%
Other Assets and Liabilities	0.47%	(8.37)%	(4.90)%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

Affiliated Securities – Income Account	December 31, 2017		Purchases			Sales	December 31, 2018
	Value			Cost	Proceeds		Value
Principal Government Money Market Fund 2.11%		$8,980		$51,346		$58,531	$1,795
		$8,980		$51,346		$58,531	$1,795

		Realized Gain/Loss		Realized Gain from			Change in Unrealized
	Income	on Investments		Capital Gain Distributions			Gain/Loss
Principal Government Money Market Fund 2.11%	$76		$—	$		—	$—
	$76		$—	$		—	$—
Amounts in thousands

Affiliated Securities – Core Plus Bond Account	December 31, 2017		Purchases			Sales	December 31, 2018
	Value			Cost	Proceeds		Value
Principal Government Money Market Fund 2.11%		$4,938		$118,130		$119,174	$3,894
		$4,938		$118,130		$119,174	$3,894

		Realized Gain/Loss		Realized Gain from			Change in Unrealized
	Income	on Investments		Capital Gain Distributions			Gain/Loss
Principal Government Money Market Fund 2.11%	$184		$—	$		—	$—
	$184		$—	$		—	$—
Amounts in thousands

Restricted Securities – Income Account

Security Name	Acquisition Date			Cost		Value	Percent of Net Assets
Pinnacle Operating Corp 0.00% - Core Plus Bond Account		03/09/2017		$40		$8	0.00%
Trailer Bridge Inc - Income Account	05/07/2012-12/22/2016 $			2,764		$4,735	2.60%
Total Combined Portfolio						$4,743	2.60%
Amounts in thousands.

Futures Contracts – Core Plus Bond Account

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
US 10 Year Note; March 2019	Short	34		$4,149	$		(104)
US 10 Year Ultra Note; March 2019	Short	17		2,211			(70)
US 2 Year Note; March 2019	Long	33		7,006			47
US 5 Year Note; March 2019	Long	78		8,946			150
US Long Bond; March 2019	Long	15		2,190			102
US Ultra Bond; March 2019	Long	23		3,695			194
Total					$		319

Amounts in thousands except contracts.

See accompanying notes.

Exchange Cleared Credit Default Swaps – Core Plus Bond Account

Buy Protection
	Implied
	Credit Spread
	as of		(Pay)/						Unrealized
	December 31,		Receive	Payment		Notional	Upfront		Appreciation/
Reference Entity	2018	(a)	Fixed Rate	Frequency	Maturity Date	Amount	Payments/(Receipts)		(Depreciation)	Fair Value
CDX. EM.29	N/A		(1.00)%	Quarterly	06/20/2023	$6,500	$104		$135	$239
CDX. NA.HY.31	N/A		(5.00)%	Quarterly	12/20/2023	12,300	(317)		72	(245)
Total							$(213	) $	207	$(6)

Amounts in thousands.

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes.

Proforma Schedule of Investments

December 31, 2018

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS - 97.31%	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Advertising - 0.01%
Interpublic Group of Cos Inc/The	— $	—	262	$5	262	$5
Omnicom Group Inc	—	—	423	31	423	31
		$—		$36		$36

Aerospace & Defense - 2.55%
Boeing Co/The	—	—	23,220	7,488	23,220	7,488
Curtiss-Wright Corp	—	—	37	4	37	4
General Dynamics Corp	—	—	219	34	219	34
Harris Corp	—	—	320	43	320	43
HEICO Corp	—	—	133	10	133	10
HEICO Corp - Class A	—	—	237	15	237	15
Lockheed Martin Corp	—	—	677	177	677	177
Northrop Grumman Corp	—	—	6,108	1,496	6,108	1,496
Raytheon Co	—	—	906	139	906	139
Spirit AeroSystems Holdings Inc	—	—	10,078	727	10,078	727
TransDigm Group Inc (a)	—	—	128	44	128	44
United Technologies Corp	—	—	28	3	28	3
		$—		$10,180		$10,180

Agriculture - 0.40%
Altria Group Inc	—	—	5,490	271	5,490	271
Philip Morris International Inc	—	—	19,636	1,311	19,636	1,311
		$—		$1,582		$1,582

Airlines - 0.01%
Delta Air Lines Inc	—	—	299	15	299	15
Southwest Airlines Co	—	—	704	33	704	33
		$—		$48		$48

Apparel - 0.90%
Carter's Inc	—	—	132	11	132	11
Columbia Sportswear Co	—	—	33	3	33	3
Hanesbrands Inc	—	—	1,010	13	1,010	13
Michael Kors Holdings Ltd (a)	—	—	238	9	238	9
NIKE Inc (b)	28,000	2,076	19,544	1,449	47,544	3,525
Skechers U.S.A. Inc (a)	—	—	245	6	245	6
Under Armour Inc - Class A (a)	—	—	415	7	415	7
Under Armour Inc - Class C (a)	—	—	434	7	434	7
VF Corp	—	—	468	33	468	33
		$2,076		$1,538		$3,614

Automobile Manufacturers - 0.46%
Tesla Inc (a)	—	—	5,492	1,828	5,492	1,828

Automobile Parts & Equipment - 0.41%
Allison Transmission Holdings Inc	—	—	359	16	359	16
Aptiv PLC	—	—	25,774	1,587	25,774	1,587
Lear Corp	—	—	38	5	38	5
Visteon Corp (a)	—	—	70	4	70	4
WABCO Holdings Inc (a)	—	—	152	16	152	16
		$—		$1,628		$1,628

Banks - 0.69%
BOK Financial Corp	—	—	24	2	24	2
Comerica Inc	—	—	51	4	51	4
East West Bancorp Inc	—	—	65	3	65	3
Morgan Stanley	—	—	24,383	967	24,383	967
Northern Trust Corp	—	—	161	13	161	13
Pinnacle Financial Partners Inc	—	—	109	5	109	5
Signature Bank/New York NY	—	—	91	9	91	9
State Street Corp	—	—	210	13	210	13
SVB Financial Group (a),(b)	8,915	1,693	106	20	9,021	1,713
Synovus Financial Corp	—	—	77	2	77	2
Texas Capital Bancshares Inc (a)	—	—	111	6	111	6
Western Alliance Bancorp (a)	—	—	192	8	192	8
		$1,693		$1,052		$2,745

Beverages - 0.77%
Brown-Forman Corp - A Shares	—	—	183	9	183	9
Coca-Cola Co/The (b)	48,300	2,287	5,596	265	53,896	2,552
Constellation Brands Inc	—	—	296	48	296	48

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Beverages (continued)
Keurig Dr Pepper Inc	—$	—	557	$14	557	$14
Monster Beverage Corp (a)	—	—	1,047	51	1,047	51
PepsiCo Inc	—	—	3,560	393	3,560	3
		$2,287		$780		$3,067

Biotechnology - 1.60%
Alexion Pharmaceuticals Inc (a)	—	—	8,404	818	8,404	818
Alnylam Pharmaceuticals Inc (a)	—	—	198	14	198	14
Amgen Inc	—	—	1,552	302	1,552	302
Biogen Inc (a)	—	—	485	146	485	146
BioMarin Pharmaceutical Inc (a)	—	—	448	38	448	38
Bluebird Bio Inc (a)	—	—	94	9	94	9
Celgene Corp (a)	—	—	1,786	115	1,786	115
Exact Sciences Corp (a)	—	—	301	19	301	19
Exelixis Inc (a)	—	—	742	15	742	15
Gilead Sciences Inc	—	—	2,454	154	2,454	154
Illumina Inc (a)	—	—	276	83	276	83
Incyte Corp (a)	—	—	443	28	443	28
Ionis Pharmaceuticals Inc (a)	—	—	314	17	314	17
Regeneron Pharmaceuticals Inc (a)	—	—	202	75	202	75
Sage Therapeutics Inc (a)	—	—	114	11	114	11
Seattle Genetics Inc (a)	—	—	268	15	268	15
Vertex Pharmaceuticals Inc (a),(b)	12,604	2,089	14,636	2,426	27,240	4,515
		$2,089		$4,285		$6,374

Building Materials - 0.02%
Armstrong World Industries Inc	—	—	156	9	156	9
Eagle Materials Inc	—	—	114	7	114	7
Lennox International Inc	—	—	95	21	95	21
Martin Marietta Materials Inc	—	—	147	25	147	25
Vulcan Materials Co	—	—	313	31	313	31
		$—		$93		$93

Chemicals - 1.68%
Axalta Coating Systems Ltd (a)	—	—	233	6	233	6
Celanese Corp	—	—	220	20	220	20
CF Industries Holdings Inc (b)	43,900	1,910	—	—	43,900	1,910
Chemours Co/The	—	—	458	13	458	13
FMC Corp	—	—	139	10	139	10
International Flavors & Fragrances Inc	—	—	121	16	121	16
Linde PLC	—	—	638	100	638	100
LyondellBasell Industries NV	—	—	547	46	547	46
NewMarket Corp	—	—	22	9	22	9
PPG Industries Inc	—	—	33	3	33	3
RPM International Inc	—	—	77	5	77	5
Sherwin-Williams Co/The	—	—	11,530	4,536	11,530	4,536
Univar Inc (a)	—	—	129	2	129	2
Versum Materials Inc	—	—	376	10	376	10
Westlake Chemical Corp	—	—	94	6	94	6
WR Grace & Co	—	—	137	9	137	9
		$1,910		$4,791		$6,701

Commercial Services - 4.60%
Automatic Data Processing Inc	—	—	829	109	829	109
Booz Allen Hamilton Holding Corp	—	—	418	19	418	19
Cintas Corp	—	—	21,987	3,694	21,987	3,694
CoreLogic Inc/United States (a)	—	—	218	7	218	7
CoStar Group Inc (a)	—	—	99	33	99	33
Ecolab Inc	—	—	359	53	359	53
Euronet Worldwide Inc (a)	—	—	99	10	99	10
FleetCor Technologies Inc (a),(b)	8,433	1,566	10,401	1,932	18,834	3,498
Gartner Inc (a)	—	—	251	32	251	32
Global Payments Inc	—	—	15,034	1,550	15,034	1,550
Grand Canyon Education Inc (a)	—	—	127	12	127	12
H&R Block Inc	—	—	176	4	176	4
Moody's Corp	—	—	312	44	312	44
Morningstar Inc	—	—	56	6	56	6
PayPal Holdings Inc (a)	—	—	86,591	7,282	86,591	7,282
Quanta Services Inc	—	—	172	5	172	5
Robert Half International Inc	—	—	349	20	349	20
Rollins Inc	—	—	466	17	466	17
S&P Global Inc	—	—	472	80	472	80
Sabre Corp	—	—	684	15	684	15
Service Corp International/US	—	—	228	9	228	9
ServiceMaster Global Holdings Inc (a)	—	—	367	13	367	13

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Commercial Services (continued)
Square Inc (a)	—$	—	746	$42	746	$42
Total System Services Inc	—	—	501	41	501	41
TransUnion	—	—	509	29	509	29
United Rentals Inc (a)	—	—	221	23	221	23
Verisk Analytics Inc (a)	—	—	432	47	432	47
Western Union Co/The	—	—	505	9	505	9
WEX Inc (a)	—	—	123	17	123	17
Worldpay Inc (a),(b)	21,900	1,674	55	4	21,955	1,678
		$3,240		$15,158		$18,398

Computers - 2.91%
Accenture PLC - Class A	—	—	2,589	365	2,589	365
Apple Inc (b)	23,850	3,762	26,234	4,138	50,084	7,900
Cognizant Technology Solutions Corp	—	—	992	63	992	63
Dell Technologies Inc (a)	—	—	56	3	56	3
EPAM Systems Inc (a)	—	—	157	18	157	18
Fortinet Inc (a)	—	—	403	29	403	29
Genpact Ltd	—	—	113,129	3,053	113,129	3,053
International Business Machines Corp	—	—	1,246	142	1,246	142
NCR Corp (a)	—	—	357	8	357	8
NetApp Inc	—	—	708	42	708	42
		$3,762		$7,861		$11,623

Consumer Products - 0.06%
Avery Dennison Corp	—	—	226	20	226	20
Church & Dwight Co Inc	—	—	564	37	564	37
Clorox Co/The	—	—	295	46	295	46
Kimberly-Clark Corp	—	—	1,171	133	1,171	133
Spectrum Brands Holdings Inc	—	—	89	4	89	4
		$—		$240		$240

Cosmetics & Personal Care - 1.79%
Colgate-Palmolive Co	—	—	297	18	297	18
Estee Lauder Cos Inc/The (b)	15,161	1,973	29,770	3,873	44,931	5,846
Procter & Gamble Co/The (b)	14,200	1,305	—	—	14,200	1,305
		$3,278		$3,891		$7,169

Distribution & Wholesale - 0.03%
Fastenal Co	—	—	781	41	781	41
HD Supply Holdings Inc (a)	—	—	226	8	226	8
KAR Auction Services Inc	—	—	373	18	373	18
LKQ Corp (a)	—	—	194	5	194	5
Pool Corp	—	—	110	16	110	16
Watsco Inc	—	—	78	11	78	11
WW Grainger Inc	—	—	125	35	125	35
		$—		$134		$134

Diversified Financial Services - 6.75%
Alliance Data Systems Corp	—	—	139	21	139	21
American Express Co	—	—	1,360	130	1,360	130
Ameriprise Financial Inc	—	—	71	7	71	7
Capital One Financial Corp (b)	19,050	1,440	275	21	19,325	1,461
Charles Schwab Corp/The	—	—	58,937	2,448	58,937	2,448
CME Group Inc	—	—	77	15	77	15
Credit Acceptance Corp (a)	—	—	29	11	29	11
Discover Financial Services	—	—	424	25	424	25
E*TRADE Financial Corp	—	—	179	8	179	8
Eaton Vance Corp	—	—	321	11	321	11
Evercore Inc - Class A	—	—	118	8	118	8
Interactive Brokers Group Inc - A Shares	—	—	184	10	184	10
Intercontinental Exchange Inc	—	—	17,787	1,340	17,787	1,340
Lazard Ltd	—	—	305	11	305	11
LPL Financial Holdings Inc	—	—	246	15	246	15
Mastercard Inc (b)	15,548	2,933	3,054	576	18,602	3,509
OneMain Holdings Inc (a)	—	—	78	2	78	2
Raymond James Financial Inc	—	—	114	9	114	9
Santander Consumer USA Holdings Inc	—	—	148	3	148	3
SEI Investments Co	—	—	356	16	356	16
Synchrony Financial	—	—	728	17	728	17
T Rowe Price Group Inc	—	—	571	53	571	53
TD Ameritrade Holding Corp	—	—	21,305	1,043	21,305	1,043
Virtu Financial Inc	—	—	166	4	166	4
Visa Inc	29,108	3,841	98,121	12,946	127,229	16,787
		$8,214		$18,750		$26,964

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Electric - 0.22%
Sempra Energy	—$	—	8,309	$899	8,309	$899

Electrical Components & Equipment - 0.03%
AMETEK Inc	—	—	152	10	152	10
Emerson Electric Co	—	—	1,631	97	1,631	97
Energizer Holdings Inc	—	—	130	6	130	6
Hubbell Inc	—	—	112	11	112	11
Littelfuse Inc	—	—	61	11	61	11
		$—		$135		$135

Electronics - 2.39%
Allegion PLC	—	—	234	19	234	19
Amphenol Corp	—	—	46,551	3,772	46,551	3,772
Coherent Inc (a)	—	—	73	8	73	8
FLIR Systems Inc	—	—	116	5	116	5
Fortive Corp	—	—	71,467	4,835	71,467	4,835
Gentex Corp	—	—	553	11	553	11
Honeywell International Inc	—	—	5,936	784	5,936	784
Mettler-Toledo International Inc (a)	—	—	65	37	65	37
National Instruments Corp	—	—	249	11	249	11
Sensata Technologies Holding PLC (a)	—	—	278	12	278	12
Waters Corp (a)	—	—	185	35	185	35
		$—		$9,529		$9,529

Engineering & Construction - 0.28%
Jacobs Engineering Group Inc (b)	19,100	1,116	—	—	19,100	1,116

Entertainment - 0.17%
International Game Technology PLC	—	—	122	2	122	2
Lions Gate Entertainment Corp - A shares	—	—	195	3	195	3
Lions Gate Entertainment Corp - B shares	—	—	240	3	240	3
Live Nation Entertainment Inc (a),(b)	13,300	655	—	—	13,300	655
Six Flags Entertainment Corp	—	—	196	11	196	11
		$655		$19		$674

Environmental Control - 0.30%
Republic Services Inc	—	—	84	6	84	6
Waste Connections Inc	—	—	14,610	1,085	14,610	1,085
Waste Management Inc	—	—	1,325	118	1,325	118
		$—		$1,209		$1,209

Food - 0.06%
Campbell Soup Co	—	—	342	11	342	11
General Mills Inc	—	—	1,079	42	1,079	42
Hershey Co/The	—	—	351	38	351	38
Kellogg Co	—	—	353	20	353	20
McCormick & Co Inc/MD	—	—	35	5	35	5
Post Holdings Inc (a)	—	—	114	10	114	10
Sprouts Farmers Market Inc (a)	—	—	387	9	387	9
Sysco Corp	—	—	1,860	117	1,860	117
US Foods Holding Corp (a)	—	—	132	4	132	4
		$—		$256		$256

Forest Products & Paper - 0.00%
International Paper Co	—	—	130	5	130	5

Hand & Machine Tools - 0.00%
Lincoln Electric Holdings Inc	—	—	183	14	183	14

Healthcare - Products - 9.55%
Abbott Laboratories (b)	18,600	1,345	—	—	18,600	1,345
ABIOMED Inc (a),(b)	4,400	1,430	110	36	4,510	1,466
Align Technology Inc (a)	—	—	202	42	202	42
Baxter International Inc	—	—	113	7	113	7
Becton Dickinson and Co	—	—	12,792	2,882	12,792	2,882
Bio-Techne Corp	—	—	98	14	98	14
Boston Scientific Corp (a),(b)	62,000	2,191	1,995	71	63,995	2,262
Bruker Corp	—	—	159	5	159	5
Cantel Medical Corp	—	—	105	8	105	8
Cooper Cos Inc/The	—	—	23	6	23	6
Danaher Corp	—	—	40,825	4,210	40,825	4,210
Edwards Lifesciences Corp (a)	—	—	22,212	3,402	22,212	3,402
Henry Schein Inc (a)	—	—	82	6	82	6
Hill-Rom Holdings Inc	—	—	126	11	126	11

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Healthcare - Products (continued)
ICU Medical Inc (a)	—$	—	45	$10	45	$10
IDEXX Laboratories Inc (a)	—	—	223	41	223	41
Integra LifeSciences Holdings Corp (a)	—	—	172	8	172	8
Intuitive Surgical Inc (a),(b)	6,647	3,184	18,129	8,683	24,776	11,867
Masimo Corp (a)	—	—	127	14	127	14
Penumbra Inc (a)	—	—	81	10	81	10
ResMed Inc	—	—	369	42	369	42
Stryker Corp	—	—	19,460	3,051	19,460	3,051
Teleflex Inc	—	—	25	6	25	6
Thermo Fisher Scientific Inc (b)	11,103	2,485	22,006	4,925	33,109	7,410
Varian Medical Systems Inc (a)	—	—	242	27	242	27
West Pharmaceutical Services Inc	—	—	57	6	57	6
		$10,635		$27,523		$38,158

Healthcare - Services - 3.30%
Anthem Inc	—	—	7,157	1,880	7,157	1,880
Catalent Inc (a)	—	—	122	4	122	4
Centene Corp (a)	—	—	7,992	922	7,992	922
Charles River Laboratories International Inc (a)	—	—	97	11	97	11
Chemed Corp	—	—	44	12	44	12
DaVita Inc (a)	—	—	193	10	193	10
Encompass Health Corp	—	—	274	17	274	17
HCA Healthcare Inc	—	—	18,900	2,352	18,900	2,352
Humana Inc	—	—	4,287	1,227	4,287	1,227
Laboratory Corp of America Holdings (a)	—	—	29	4	29	4
Molina Healthcare Inc (a)	—	—	145	17	145	17
UnitedHealth Group Inc	—	—	19,639	4,892	19,639	4,892
WellCare Health Plans Inc (a),(b)	4,400	1,039	3,295	778	7,695	1,817
		$1,039		$12,126		$13,165

Home Builders - 0.02%
DR Horton Inc	—	—	574	20	574	20
Lennar Corp - A Shares	—	—	439	17	439	17
Lennar Corp - B Shares	—	—	96	3	96	3
NVR Inc (a)	—	—	9	22	9	22
PulteGroup Inc	—	—	326	8	326	8
Thor Industries Inc	—	—	136	7	136	7
Toll Brothers Inc	—	—	268	9	268	9
		$—		$86		$86

Housewares - 0.01%
Scotts Miracle-Gro Co/The	—	—	58	4	58	4
Toro Co/The	—	—	306	17	306	17
		$—		$21		$21

Insurance - 0.12%
Alleghany Corp	—	—	7	4	7	4
American International Group Inc	—	—	462	18	462	18
Aon PLC	—	—	656	95	656	95
Arch Capital Group Ltd (a)	—	—	229	6	229	6
Axis Capital Holdings Ltd	—	—	40	2	40	2
Berkshire Hathaway Inc - Class B (a)	—	—	683	140	683	140
Brown & Brown Inc	—	—	93	3	93	3
Erie Indemnity Co	—	—	62	8	62	8
Everest Re Group Ltd	—	—	44	10	44	10
Markel Corp (a)	—	—	3	3	3	3
Marsh & McLennan Cos Inc	—	—	443	35	443	35
Progressive Corp/The	—	—	1,683	102	1,683	102
RenaissanceRe Holdings Ltd	—	—	15	2	15	2
Travelers Cos Inc/The	—	—	245	29	245	29
Voya Financial Inc	—	—	70	3	70	3
		$—		$460		$460

Internet - 19.07%
Alibaba Group Holding Ltd ADR(a)	—	—	35,792	4,906	35,792	4,906
Alphabet Inc - A Shares (a),(b)	4,984	5,208	7,264	7,590	12,248	12,798
Alphabet Inc - C Shares (a)	—	—	8,656	8,965	8,656	8,965
Amazon.com Inc (a)	2,949	4,429	12,546	18,844	15,495	23,273
Booking Holdings Inc (a)	—	—	3,860	6,648	3,860	6,648
CDW Corp/DE	—	—	416	34	416	34
eBay Inc (a)	—	—	379	11	379	11
Expedia Group Inc	—	—	317	36	317	36
F5 Networks Inc (a)	—	—	177	29	177	29
Facebook Inc (a)	—	—	44,350	5,814	44,350	5,814
GoDaddy Inc (a)	—	—	459	30	459	30

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Internet (continued)
GrubHub Inc (a),(b)	20,800	$1,598	241	$18	21,041	$1,616
IAC/InterActiveCorp (a)	—	—	3,699	677	3,699	677
Match Group Inc	—	—	234	10	234	10
Netflix Inc (a),(b)	7,932	2,123	6,355	1,701	14,287	3,824
Okta Inc (a)	—	—	241	15	241	15
RingCentral Inc (a),(b)	25,800	2,127	195	16	25,995	2,143
Tencent Holdings Ltd ADR	—	—	81,793	3,228	81,793	3,228
Twilio Inc (a)	—	—	196	17	196	17
Twitter Inc (a),(b)	69,400	1,995	1,871	54	71,271	2,049
Uber Technologies Inc - Class A (a),(c),(d),(g)	—	—	116	6	116	6
VeriSign Inc (a)	—	—	288	43	288	43
Zendesk Inc (a)	—	—	287	17	287	17
Zillow Group Inc - A Shares (a)	—	—	139	4	139	4
		$17,480		$58,713		$76,193

Iron & Steel - 0.00%
Steel Dynamics Inc	—	—	103	3	103	3

Leisure Products & Services - 0.00%
Brunswick Corp/DE	—	—	68	3	68	3
Polaris Industries Inc	—	—	164	13	164	13
		$—		$16		$16

Lodging - 0.60%
Choice Hotels International Inc	—	—	114	8	114	8
Extended Stay America Inc	—	—	421	7	421	7
Hilton Grand Vacations Inc (a)	—	—	298	8	298	8
Hilton Worldwide Holdings Inc	—	—	20,109	1,444	20,109	1,444
Las Vegas Sands Corp	—	—	15,814	823	15,814	823
Marriott International Inc/MD	—	—	541	59	541	59
Wyndham Destinations Inc	—	—	301	11	301	11
Wyndham Hotels & Resorts Inc	—	—	276	12	276	12
Wynn Resorts Ltd	—	—	267	26	267	26
		$—		$2,398		$2,398

Machinery - Construction & Mining - 1.20%
BWX Technologies Inc	—	—	55,425	2,119	55,425	2,119
Caterpillar Inc (b)	20,147	2,560	1,005	128	21,152	2,688
		$2,560		$2,247		$4,807

Machinery - Diversified - 1.79%
Cognex Corp	—	—	437	17	437	17
Cummins Inc	—	—	154	21	154	21
Deere & Co (b)	14,796	2,207	609	91	15,405	2,298
Gardner Denver Holdings Inc (a)	—	—	217	4	217	4
Graco Inc	—	—	492	21	492	21
IDEX Corp	—	—	206	26	206	26
Nordson Corp	—	—	159	19	159	19
Rockwell Automation Inc	—	—	328	49	328	49
Roper Technologies Inc	—	—	17,570	4,682	17,570	4,682
Wabtec Corp	—	—	104	7	104	7
Xylem Inc/NY	—	—	280	19	280	19
		$2,207		$4,956		$7,163

Media - 0.14%
AMC Networks Inc (a)	—	—	172	9	172	9
Cable One Inc	—	—	13	11	13	11
CBS Corp	—	—	897	39	897	39
Charter Communications Inc (a)	—	—	232	66	232	66
FactSet Research Systems Inc	—	—	97	19	97	19
Sirius XM Holdings Inc	—	—	3,617	21	3,617	21
Walt Disney Co/The	—	—	3,729	409	3,729	409
		$—		$574		$574

Mining - 0.00%
Royal Gold Inc	—	—	70	6	70	6
Southern Copper Corp	—	—	228	7	228	7
		$—		$13		$13

Miscellaneous Manufacturers - 0.10%
3M Co	—	—	897	171	897	171
Donaldson Co Inc	—	—	352	15	352	15
Hexcel Corp	—	—	90	5	90	5
Illinois Tool Works Inc	—	—	1,070	136	1,070	136
Ingersoll-Rand PLC	—	—	686	63	686	63

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Miscellaneous Manufacturers (continued)
Parker-Hannifin Corp	—$	—	76	$11	76	$11
		$—		$401		$401

Office & Business Equipment - 0.62%
Zebra Technologies Corp (a),(b)	15,500	2,468	149	24	15,649	2,492

Oil & Gas - 0.51%
Anadarko Petroleum Corp	—	—	544	24	544	24
Antero Resources Corp (a)	—	—	358	3	358	3
Apache Corp	—	—	68	2	68	2
Cabot Oil & Gas Corp	—	—	815	18	815	18
Cimarex Energy Co	—	—	34	2	34	2
Concho Resources Inc (a)	—	—	52	5	52	5
Continental Resources Inc/OK (a)	—	—	108	4	108	4
Diamondback Energy Inc (b)	10,987	1,018	70	7	11,057	1,025
EOG Resources Inc	—	—	224	20	224	20
Kosmos Energy Ltd (a)	—	—	149	1	149	1
Newfield Exploration Co (a)	—	—	208	3	208	3
Parsley Energy Inc (a)	—	—	465	7	465	7
Pioneer Natural Resources Co (b)	6,650	875	269	35	6,919	910
		$1,893		$131		$2,024

Oil & Gas Services - 0.01%
Halliburton Co	—	—	1,644	44	1,644	44
RPC Inc	—	—	59	—	59	—
		$—		$44		$44

Packaging & Containers - 0.01%
Berry Global Group Inc (a)	—	—	184	9	184	9
Crown Holdings Inc (a)	—	—	333	14	333	14
Graphic Packaging Holding Co	—	—	157	2	157	2
Packaging Corp of America	—	—	241	20	241	20
Sealed Air Corp	—	—	238	8	238	8
Silgan Holdings Inc	—	—	82	2	82	2
		$—		$55		$55

Pharmaceuticals - 5.37%
AbbVie Inc	—	—	3,860	356	3,860	356
Agios Pharmaceuticals Inc (a)	—	—	128	6	128	6
Alkermes PLC (a)	—	—	390	11	390	11
AmerisourceBergen Corp	—	—	422	31	422	31
Bristol-Myers Squibb Co	—	—	2,808	146	2,808	146
Cigna Corp	—	—	21,404	4,065	21,404	4,065
CVS Health Corp	—	—	380	25	380	25
DexCom Inc (a),(b)	13,900	1,665	33,794	4,049	47,694	5,714
Eli Lilly & Co (b)	16,600	1,921	13,756	1,592	30,356	3,513
Herbalife Nutrition Ltd (a)	—	—	96	6	96	6
Jazz Pharmaceuticals PLC (a)	—	—	147	18	147	18
Johnson & Johnson	—	—	911	118	911	118
McKesson Corp	—	—	312	34	312	34
Merck & Co Inc	—	—	335	26	335	26
Nektar Therapeutics (a)	—	—	437	14	437	14
Neurocrine Biosciences Inc (a)	—	—	226	16	226	16
PRA Health Sciences Inc (a)	—	—	160	15	160	15
Premier Inc (a)	—	—	94	4	94	4
Sarepta Therapeutics Inc (a),(b)	10,600	1,157	159	17	10,759	1,174
TESARO Inc (a)	—	—	100	7	100	7
Zoetis Inc	—	—	71,888	6,149	71,888	6,149
		$4,743		$16,705		$21,448

Pipelines - 0.01%
Cheniere Energy Inc (a)	—	—	406	24	406	24
ONEOK Inc	—	—	522	28	522	28
		$—		$52		$52

Real Estate - 0.01%
CBRE Group Inc (a)	—	—	385	16	385	16
Howard Hughes Corp/The (a)	—	—	43	4	43	4
		$—		$20		$20

REITs - 1.35%
Alexandria Real Estate Equities Inc	—	—	25	3	25	3
American Tower Corp	—	—	827	131	827	131
CoreSite Realty Corp	—	—	99	9	99	9
Crown Castle International Corp	—	—	937	102	937	102

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

REITs (continued)
Equinix Inc	—$	—	149	$52	149	$52
Equity LifeStyle Properties Inc	—	—	215	21	215	21
Extra Space Storage Inc	—	—	268	24	268	24
Gaming and Leisure Properties Inc	—	—	198	6	198	6
Hudson Pacific Properties Inc	—	—	54	1	54	1
Lamar Advertising Co	—	—	191	13	191	13
Life Storage Inc	—	—	8	1	8	1
Omega Healthcare Investors Inc	—	—	50	2	50	2
Public Storage	—	—	495	100	495	100
SBA Communications Corp (a)	—	—	29,524	4,780	29,524	4,780
Simon Property Group Inc	—	—	861	145	861	145
Taubman Centers Inc	—	—	160	7	160	7
		$—		$5,397		$5,397

Retail - 5.63%
Advance Auto Parts Inc	—	—	67	11	67	11
AutoZone Inc (a)	—	—	61	51	61	51
Best Buy Co Inc	—	—	189	10	189	10
Burlington Stores Inc (a)	—	—	180	29	180	29
CarMax Inc (a)	—	—	284	18	284	18
Chipotle Mexican Grill Inc (a),(b)	3,400	1,468	62	27	3,462	1,495
Costco Wholesale Corp	—	—	20,018	4,077	20,018	4,077
Darden Restaurants Inc	—	—	177	18	177	18
Dollar General Corp	—	—	16,746	1,810	16,746	1,810
Dollar Tree Inc (a)	—	—	124	11	124	11
Domino's Pizza Inc	—	—	111	28	111	28
Dunkin' Brands Group Inc	—	—	225	14	225	14
Five Below Inc (a),(b)	14,700	1,504	—	—	14,700	1,504
Gap Inc/The	—	—	127	3	127	3
Home Depot Inc/The	—	—	5,320	914	5,320	914
L Brands Inc	—	—	176	5	176	5
Lowe's Cos Inc	—	—	1,539	142	1,539	142
Lululemon Athletica Inc (a),(b)	9,950	1,210	255	31	10,205	1,241
McDonald's Corp	—	—	5,171	918	5,171	918
Michaels Cos Inc/The (a)	—	—	199	3	199	3
MSC Industrial Direct Co Inc	—	—	87	7	87	7
Nordstrom Inc	—	—	332	15	332	15
Nu Skin Enterprises Inc	—	—	86	5	86	5
O'Reilly Automotive Inc (a)	—	—	149	51	149	51
Restaurant Brands International Inc	—	—	16,745	876	16,745	876
Ross Stores Inc	—	—	19,646	1,635	19,646	1,635
Starbucks Corp	—	—	2,476	159	2,476	159
Tapestry Inc	—	—	204	7	204	7
Target Corp (b)	25,900	1,712	—	—	25,900	1,712
Tiffany & Co (b)	6,400	515	63	5	6,463	520
TJX Cos Inc/The	—	—	80,867	3,618	80,867	3,618
Tractor Supply Co	—	—	331	28	331	28
Ulta Beauty Inc (a),(b)	6,000	1,469	150	37	6,150	1,506
Urban Outfitters Inc (a)	—	—	243	8	243	8
Wendy's Co/The	—	—	542	8	542	8
Williams-Sonoma Inc	—	—	93	5	93	5
Yum China Holdings Inc	—	—	118	4	118	4
Yum! Brands Inc	—	—	174	16	174	16
		$7,878		$14,604		$22,482

Semiconductors - 2.42%
Advanced Micro Devices Inc (a)	—	—	2,359	44	2,359	44
Analog Devices Inc	—	—	110	9	110	9
Applied Materials Inc	—	—	4,539	149	4,539	149
ASML Holding NV - NY Reg Shares	—	—	3,485	542	3,485	542
Broadcom Inc	—	—	486	124	486	124
Cypress Semiconductor Corp	—	—	882	11	882	11
Intel Corp (b)	30,600	1,436	—	—	30,600	1,436
IPG Photonics Corp (a)	—	—	99	11	99	11
KLA-Tencor Corp	—	—	442	40	442	40
Lam Research Corp	—	—	429	58	429	58
Marvell Technology Group Ltd	—	—	510	8	510	8
Maxim Integrated Products Inc	—	—	14,660	745	14,660	745
Microchip Technology Inc	—	—	596	43	596	43
Micron Technology Inc (a)	—	—	4,071	129	4,071	129
MKS Instruments Inc	—	—	193	12	193	12
NVIDIA Corp	—	—	1,096	146	1,096	146
NXP Semiconductors NV	—	—	34,358	2,518	34,358	2,518
ON Semiconductor Corp (a)	—	—	1,291	21	1,291	21
QUALCOMM Inc (b)	26,700	1,519	—	—	26,700	1,519

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Semiconductors (continued)
Skyworks Solutions Inc	—$	—	370	$25	370	$25
Teradyne Inc	—	—	181	6	181	6
Texas Instruments Inc	—	—	1,847	175	1,847	175
Xilinx Inc (b)	21,400	1,823	677	58	22,077	1,881
		$4,778		$4,874		$9,652

Shipbuilding - 0.01%
Huntington Ingalls Industries Inc	—	—	103	20	103	20

Software - 14.84%
Activision Blizzard Inc	—	—	14,108	657	14,108	657
Adobe Inc (a)	—	—	17,613	3,984	17,613	3,984
Akamai Technologies Inc (a)	—	—	435	27	435	27
ANSYS Inc (a)	—	—	228	33	228	33
Aspen Technology Inc (a)	—	—	211	17	211	17
athenahealth Inc (a)	—	—	113	15	113	15
Atlassian Corp PLC (a)	—	—	258	23	258	23
Autodesk Inc (a)	—	—	28,107	3,614	28,107	3,614
Black Knight Inc (a)	—	—	424	19	424	19
Broadridge Financial Solutions Inc	—	—	333	32	333	32
Cadence Design Systems Inc (a)	—	—	780	34	780	34
CDK Global Inc	—	—	391	19	391	19
Cerner Corp (a)	—	—	384	20	384	20
Citrix Systems Inc	—	—	382	39	382	39
Dun & Bradstreet Corp/The	—	—	63	9	63	9
Electronic Arts Inc (a)	—	—	48,874	3,857	48,874	3,857
Fair Isaac Corp (a)	—	—	91	17	91	17
Fidelity National Information Services Inc	—	—	4,597	472	4,597	472
First Data Corp (a)	—	—	1,576	27	1,576	27
Fiserv Inc (a)	—	—	762	56	762	56
Intuit Inc	—	—	39,711	7,816	39,711	7,816
Jack Henry & Associates Inc	—	—	223	28	223	28
Manhattan Associates Inc (a)	—	—	232	10	232	10
Microsoft Corp (b)	53,330	5,417	145,487	14,778	198,817	20,195
MSCI Inc	—	—	223	33	223	33
Oracle Corp	—	—	511	23	511	23
Paychex Inc	—	—	864	56	864	56
Paycom Software Inc (a)	—	—	141	17	141	17
PTC Inc (a)	—	—	323	27	323	27
RealPage Inc (a)	—	—	214	10	214	10
Red Hat Inc (a)	—	—	17,469	3,068	17,469	3,068
salesforce.com Inc (a)	—	—	50,764	6,953	50,764	6,953
ServiceNow Inc (a),(b)	12,393	2,206	6,482	1,155	18,875	3,361
Splunk Inc (a)	—	—	11,244	1,179	11,244	1,179
SS&C Technologies Holdings Inc	—	—	539	24	539	24
Synopsys Inc (a)	—	—	73	6	73	6
Take-Two Interactive Software Inc (a)	—	—	186	19	186	19
Teradata Corp (a)	—	—	275	11	275	11
Tyler Technologies Inc (a)	—	—	108	20	108	20
Ultimate Software Group Inc/The (a)	—	—	84	21	84	21
Veeva Systems Inc (a)	—	—	314	28	314	28
VMware Inc	—	—	15,907	2,181	15,907	2,181
Workday Inc (a)	—	—	7,814	1,248	7,814	1,248
		$7,623		$51,682		$59,305

Telecommunications - 0.64%
Arista Networks Inc (a)	—	—	150	32	150	32
Cisco Systems Inc (b)	56,850	2,463	—	—	56,850	2,463
LogMeIn Inc	—	—	122	10	122	10
Motorola Solutions Inc	—	—	62	7	62	7
T-Mobile US Inc (a)	—	—	559	35	559	35
Ubiquiti Networks Inc	—	—	77	8	77	8
Zayo Group Holdings Inc (a)	—	—	543	12	543	12
		$2,463		$104		$2,567

Transportation - 0.73%
CH Robinson Worldwide Inc	—	—	382	32	382	32
CSX Corp (b)	25,700	1,597	1,473	92	27,173	1,689
Expeditors International of Washington Inc	—	—	474	32	474	32
FedEx Corp	—	—	465	75	465	75
Genesee & Wyoming Inc (a)	—	—	68	5	68	5
JB Hunt Transport Services Inc	—	—	242	23	242	23
Kansas City Southern	—	—	6,573	627	6,573	627

See accompanying notes.

	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
COMMON STOCKS (continued)	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Transportation (continued)
Landstar System Inc	—$	—	132	$13	132	$13
Old Dominion Freight Line Inc	—	—	189	23	189	23
Schneider National Inc	—	—	110	2	110	2
Union Pacific Corp	—	—	1,968	272	1,968	272
United Parcel Service Inc	—	—	1,301	127	1,301	127
		$1,597		$1,323		$2,920

Water - 0.16%
American Water Works Co Inc	—	—	7,030	638	7,030	638

TOTAL COMMON STOCKS		$97,684		$291,151		$388,835
	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
INVESTMENT COMPANIES - 2.18%	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Money Market Funds - 2.09%
Principal Government Money Market Fund 2.11%(b),(e),(f)	2,326,191	$2,326	6,022,190	$6,022	8,348,381	$8,348

Principal Exchange-Traded Funds - 0.09%
Principal Millennials Index ETF (e)	—	—	4,789	150	4,789	150
Principal Price Setters Index ETF (e)	—	—	1,616	50	1,616	50
Principal Sustainable Momentum Index ETF (e)	—	—	749	18	749	18
Principal U.S. Mega-Cap Multi-Factor Index ETF (e)	—	—	5,280	132	5,280	132
		$—		$350		$350
TOTAL INVESTMENT COMPANIES		$2,326		$6,372		$8,698
	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
CONVERTIBLE PREFERRED STOCKS - 0.24%	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Internet - 0.24%
Airbnb Inc - Series D 0.00% (a),(c),(d),(g)	—	—	3,936	418	3,936	418
Airbnb Inc - Series E 0.00% (a),(c),(d),(g)	—	—	1,119	119	1,119	119
Uber Technologies Inc - Series A	—	—	16	1	16	1
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series B	—	—	44	2	44	2
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series C-1	—	—	12	1	12	1
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series C-2	—	—	9	—	9	—
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series C-3	—	—	1	—	1	—
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series D	—	—	10	1	10	1
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series E	—	—	5,745	280	5,745	280
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series G	—	—	3,311	161	3,311	161
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series G-1	—	—	25	1	25	1
0.00% (a),(c),(d),(g)
Uber Technologies Inc - Series Seed	—	—	42	2	42	2
0.00% (a),(c),(d),(g)
		$—		$986		$986
TOTAL CONVERTIBLE PREFERRED STOCKS		$—		$986		$986
	LargeCap	LargeCap	LargeCap	LargeCap	Combined	Combined
	Growth Account	Growth Account	Growth Account	Growth Account	Portfolio Shares	Portfolio Value
PREFERRED STOCKS - 0.05%	Shares Held	Value (000's)	I Shares Held	I Value (000's)	Held	(000	's)

Software - 0.05%
Magic Leap Inc - Series C 0.00%	— $	—	5,653	153	5,653	$153
(a),(c),(d),(g)
Magic Leap Inc - Series D	—	—	1,903	51	1,903	51
0.00% (a),(c),(d)
		$—		$204		$204
TOTAL PREFERRED STOCKS		$—		$204		$204
Total Investments		$100,010		$298,713		$398,723
Other Assets and Liabilities- 0.22%		$280		$585		$832
TOTAL NET ASSETS - 100.00%		$100,290		$299,298		$399,555

(a)	Non-income producing security
(b)	The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Account as determined by the Acquiring Account’s sub-advisors.
(c)	Restricted Security. Please see Restricted Security Sub-Schedule for more information.

See accompanying notes.

(d)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Certain inputs used in the valuation may be unobservable; however, each security is evaluated individually for purposes of ASC 820 which results in not all securities being identified as Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $0 and $1,196 or 0.30% of net assets.
(e)	Affiliated Security. Security is either an affiliate (and registered under the Investment Company Act of 1940) or an affiliate as defined by the Investment Company Act of 1940 (controls 5.0% or more of the outstanding voting shares of the security). Please see affiliated sub-schedule for transactional information.
(f)	Current yield is as of period end.
(g)	The value of these investments was determined using significant unobservable inputs.

Portfolio Summary (unaudited)
	LargeCap Growth	LargeCap Growth
Sector	Account	Account I	Combined Portfolio
Consumer, Non-cyclical	27.23%	27.58%	27.49%
Technology	18.57%	21.61%	20.84%
Communications	19.89%	20.19%	20.11%
Financial	9.88%	8.57%	8.91%
Consumer, Cyclical	10.58%	7.47%	8.24%
Industrial	7.45%	10.07%	9.42%
Investment Companies	2.32%	2.01%	2.09%
Basic Materials	1.91%	1.60%	1.68%
Energy	1.89%	0.07%	0.53%
Utilities	0.00%	0.51%	0.38%
Domestic Equity Funds	0.00%	0.12%	0.09%
Other Assets in Excess of Liabilities, Net	0.28%	0.20%	0.22%
TOTAL NET ASSETS	100.00%	100.00%	100.00%

Affiliated Securities – LargeCap Growth Account	December 31, 2017		Purchases	Sales		December 31, 2018
		Value	Cost	Proceeds		Value
Principal Government Money Market Fund 2.11%		$1,377	$52,230	$51,281		$2,326
		$1,377	$52,230	$51,281		$2,326

		Realized Gain/Loss		Realized Gain from		Change in Unrealized
	Income	on Investments		Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund 2.11%	$32		$—		$—	$—
	$32		$—		$—	$—
Amounts in thousands

Affiliated Securities – LargeCap Growth Account I	December 31, 2017		Purchases	Sales		December 31, 2018
	Value		Cost	Proceeds		Value
Principal Government Money Market Fund 2.11%		$7,803	$85,094	$86,875		$6,022
Principal Millennials Index ETF		—	163	—		150
Principal Price Setters Index ETF		—	54	—		50
Principal Sustainable Momentum Index ETF		—	20	1		18
Principal U.S. Mega-Cap Multi-Factor Index ETF		—	143	—		132
		$7,803	$85,474	$86,876		$6,372

		Realized Gain/Loss		Realized Gain from		Change in Unrealized
	Income	on Investments		Capital Gain Distributions		Gain/Loss
Principal Government Money Market Fund 2.11%	$121		$—		$—	$—
Principal Millennials Index ETF	—		—		—	(13)
Principal Price Setters Index ETF	—		—		—	(4)
Principal Sustainable Momentum Index ETF	—		—		—	(1)
Principal U.S. Mega-Cap Multi-Factor Index ETF	1		—		—	(11)
	$122		$—		$—	$(29)
Amounts in thousands

See accompanying notes.

Restricted Securities – LargeCap Growth Account I

Security Name	Acquisition Date		Cost	Value	Percent of Net Assets
Airbnb Inc - Series D - 0.00%		04/16/2014	$160	$418	0.14%
Airbnb Inc - Series E - 0.00%		07/14/2015	104	119	0.04%
Magic Leap Inc - Series C - 0.00%		01/20/2016	131	153	0.05%
Magic Leap Inc - Series D - 0.00%		10/12/2017	51	51	0.02%
Uber Technologies Inc - Class A		01/16/2018	4	6	0.00%
Uber Technologies Inc - Series A - 0.00%		01/16/2018	1	1	0.00%
Uber Technologies Inc - Series B - 0.00%		01/16/2018	2	2	0.00%
Uber Technologies Inc - Series C-1 - 0.00%		01/16/2018	—	1	0.00%
Uber Technologies Inc - Series C-2 - 0.00%		01/16/2018	—	—	0.00%
Uber Technologies Inc - Series C-3 - 0.00%		01/16/2018	—	—	0.00%
Uber Technologies Inc - Series D - 0.00%		01/16/2018	—	1	0.00%
Uber Technologies Inc - Series E - 0.00%	12/05/2014-1/16/2018		192	280	0.09%
Uber Technologies Inc - Series G - 0.00%		12/3/2015	162	161	0.05%
Uber Technologies Inc - Series G-1 - 0.00%		01/16/2018	1	1	0.00%
Uber Technologies Inc - Series Seed - 0.00%		01/16/2018	1	2	0.00%
Total				$1,196	0.39%
Amounts in thousands.

Futures Contracts – LargeCap Growth Account I

Description and Expiration Date	Type	Contracts	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
S&P 500 Emini; March 2019	Long	9	$1,127		$(2)
Total					$(2)

Amounts in thousands except contracts.

See accompanying notes.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

1. Description of the Funds
Core Plus Bond Account, Income Account, LargeCap Growth Account and LargeCap Growth Account I (the “Accounts”) are series of Principal Variable Contracts Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting StandardsCodification Topic 946, Financial Services - Investment Companies. The Funds have not provided financial support and are not contractually required to provide financial support to any investee.
Both classes of shares for each of the Accounts represent interests in the same portfolio of investments and will vote together as a single class, except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.
2. Basis of Combination
On December 11, 2018, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization whereby, Core Plus Bond Account and LargeCap Growth Account I (the “Acquiring Funds”) will acquire all the assets of Income Account and LargeCap Growth Account, respectively, (“the Acquired Funds”) subject to the liabilities of the Acquired Funds, in exchange for a number of shares equal in value to the pro rata net assets of the Acquired Funds (the “Reorganization”).
The Reorganization of Core Plus Bond Account and Income Account will be accounted for as a taxable reorganization of investment companies. The Reorganization of LargeCap Growth Account I and LargeCap Account will be accounted for as a non-taxable reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2018. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the Acquiring Funds and the Acquired Funds at December 31, 2018. The unaudited pro forma statements of operations reflect the results of operations of Acquiring Funds and the Acquired Funds for the twelve months ended December 31, 2018. The statements have been derived from the Accounts’ respective books and records utilized in calculating daily net asset value at the dates indicated above for the Acquiring Funds and the Acquired Funds under U.S. generally accepted accounting principles (“U.S. GAAP”). In accordance with U.S. GAAP, the fair value of the assets of Acquired Funds will become the cost basis of such assets transferred to Acquiring Fund on the date of the combination and the results of operations of the Acquired Fund for pre-combination periods will not be restated. The Acquiring Funds will be the surviving entities for accounting purposes.
The Acquired Funds will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $17,000 and $5,000 for LargeCap Growth Account and Income Account, respectively. The Acquired Funds will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquired Funds and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $17,000 and $28,000 for LargeCap Growth Account and Income Account, respectively. The estimated gain/(loss) would be $(1,363,000) ($0.37 per share) and $1,509,000 ($0.08 per share) for LargeCap Growth Account and Income Account, respectively, on a U.S. GAAP basis.
The pro forma schedules of investments and statements of assets and liabilities and statements of operations should be read in conjunction with the historical financial statements of the Accounts incorporated by reference in the Statements of Additional Information.
3. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:
Security Valuation. The Acquiring Funds and Acquired Funds may invest in Institutional shares of series of Principal Funds, Inc. which are valued at the closing net asset value per share of each respective fund on the day of valuation. In addition, certain of the Accounts invest in Principal Exchange-Traded Funds and other publicly traded investment funds, which are valued at the close of the exchange. The shares of the other series of the Fund, Principal Funds, Inc., Principal Exchange-Traded Funds, and other publicly traded investment funds are referred to as the “Underlying Funds”.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

3. Significant Accounting Policies (Continued)
The Acquiring Funds and Acquired Funds value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in American depository receipts (“ADRs”), futures contracts, industry indices, general indices, and foreign currencies.
To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example, weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.
Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Accounts’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends, interest income, interest expense, and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.
Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Accounts allocate all income and realized and unrealized gains or losses on a daily basis to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

3. Significant Accounting Policies (Continued)
Expenses. Expenses directly attributed to a particular account are charged to that account. Other expenses not directly attributed to a particular account are apportioned among the registered investment companies managed by the Manager. Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.
In addition to the expenses the Accounts bear directly, each of the Accounts may indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Accounts may own different proportions of the Underlying Funds at different times, the amount of expense incurred indirectly by each Account will vary. Expenses included in the statements of operations of the Accounts reflect the expenses of each Account and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, amortization of premiums and discounts, options and futures contracts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, short sales, partnership investments, Real Estate Investment Trusts (“REITs”), utilization of earnings and profits distributed to shareholders on redemption of shares, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.
Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. Real Estate Securities Account receives substantial distributions from holdings in REITs.
Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2018, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2015-2017.
Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Accounts have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.
Gains realized upon the disposition of certain foreign securities held by certain of the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statements of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statements of assets and liabilities. At December 31, 2018, none of the Accounts had a deferred tax liability.
Recent Accounting Pronouncements. Effective August 17, 2018, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Disclosure Update and Simplification. The SEC adopted amendments to certain disclosures that have become redundant or superseded in light of other SEC disclosure requirements, U.S. GAAP or changes in the information environment. As of December 31, 2018, the Accounts have adopted the new amendments.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

3. Significant Accounting Policies (Continued)
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which amends and eliminates certain disclosure requirements for fair value as part of its framework project. The ASU is effective for annual and interim periods beginning after December 15, 2019. The early adoption of the removal or modification of disclosures and delay of adoption of the additional disclosures is permitted. As of December 31, 2018, the Accounts have adopted the removal and modification of applicable disclosures.
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, which amends the accounting standards to shorten the amortization period of certain purchased callable debt securities to the earliest call date. The ASU is effective for annual and interim periods beginning after December 15, 2018. The Accounts will adopt the new amendments for periods beginning after December 15, 2018.
4. Operating Policies
Borrowings. Pursuant to an exemptive order issued by the SEC, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). The interest income received is included in interest income on the statements of operations. The interest expense associated with these borrowings is included in other expenses on the statement of operations.
During the period ended December 31, 2018, the Accounts lending to the Facility were as follows (amounts in thousands):

	Average Daily Amount Loaned	Weighted Average Annual Interest Rate
Core Plus Bond Account	$23	2.28%
Income Account	1	2.45
LargeCap Growth Account	1	2.51
LargeCap Growth Account I	18	2.41
During the period ended December 31, 2018, the Accounts borrowing from the Facility was as follows (amounts in thousands):

	Average Daily Outstanding Balance	Weighted Average Interest Rate
LargeCap Growth Account	$1	2.10%
In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $100 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit which is allocated to each participating fund based on average net assets. During the year ended December 31, 2018, LargeCap Growth Account I borrowed against the line of credit. The average outstanding balance for the liability during the year ended December 31, 2018 was $5,000 at a weighted average annual interest rate of 3.43% for LargeCap Growth Account I. The interest expense associated with these borrowings is included in other expenses on the statements of operations. There were no outstanding borrowings as of December 31, 2018.
Counterparties. The Accounts may be exposed to counterparty risk, or the risk that another party with which the Accounts have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Accounts exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Accounts in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Accounts. If the unpaid amount owed to the Accounts subsequently decreases, the Accounts would be required to return all or a portion of the collateral.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

4. Operating Policies (Continued)
Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statements of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. International Swaps and Derivatives Association (“ISDA”) accounts are maintained in a segregated account at the custodian for OTC Derivatives. Master Securities Forward Transaction Agreements (“MSFTA”) accounts are also maintained in a segregated account at the custodian for collateral related to forward currency contracts and “to-be-announced” (“TBA”) securities. Certain Accounts may pledge cash to a broker for securities sold short.
For the period ended December 31, 2018, deposits with counterparty were as follows (amounts in thousands):

	FCM (Futures and Cleared Swaps)	MSFTA (Forward Currency Contracts and TBA Securities	ISDA (OTC Derivatives)	Total Deposits with Counterparty
Core Plus Bond Account	0	$8	$1	$9
LargeCap Growth Account I	12	0	0	12
Foreign Currency Contracts. Certain of the Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Accounts’ investment objectives. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.
Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on financial derivative instruments. Futures contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of total distributable earnings (loss) on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

4. Operating Policies (Continued)
Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.
Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.
Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests typically hold the most senior position in the capital structure of a business entity (the “Borrower”), are secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Borrowers of senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.
Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or LIBOR rate.
Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.
In connection with the senior floating rate interests, the Accounts may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Accounts are obligated to fund these commitments at the Borrower’s discretion. Therefore, the Accounts must have funds sufficient to cover its contractual obligation. Commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on commitments on the statements of assets and liabilities. As of December 31, 2018, the commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/loss
Core Plus Bond Account	$ 30	$ (1)
Swap Agreements. Core Plus Bond Account invested in swap agreements during the period. Swap agreements are negotiated agreements between an account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of total distributable earnings (loss) on investments on the statements of assets and liabilities.
Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

4. Operating Policies (Continued)
Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.
Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.
The Accounts and any counterparty are required to maintain an agreement that requires the Accounts and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Accounts and such counterparty. If the net fair value of such derivatives transactions between the Accounts and that counterparty exceeds a certain threshold (as defined in the agreement), the Accounts or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Accounts or any counterparty.
Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an account would add leverage to its portfolio because, in addition to its total net assets, an account would be subject to investment exposure on the notional amount of the swap.
If an account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an account is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an account will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. An account may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

4. Operating Policies (Continued)
The maximum potential amount of future payments (undiscounted) that an account as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018 for which an account is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an account for the same referenced entity or entities. Interest rate swaps involve the commitment to exchange fixed or floating rate cash flows based on changes in the value of a specific reference rate.
Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.
To Be Announced Securities. The Accounts may trade portfolio securities on a TBA or when-issued basis. In a TBA or when-issued transaction, the Accounts commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Accounts, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.
Underlying Funds. An Underlying Fund to a fund of fund may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.
The Manager is the advisor to the Fund, Principal Variable Contracts Funds, Inc. and each of the Underlying Funds. Principal Real Estate Investors, LLC (“Principal-REI”) serves as sub-advisor to some of the Underlying Funds. The Manager and Principal-REI are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of December 31, 2018, series of the Fund owned the following percentages, in the aggregate, of the outstanding shares of the Accounts listed below:

Fund	Total Percentage of Outstanding Shares Owned
Core Plus Bond Account	24.18%
Income Account	92.64
U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
Government related guarantors (those not backed by the full faith and credit of the U.S Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). The FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. The FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by the FNMA are guaranteed as to the timely payment of principal and interest by the FNMA but are not backed by the full faith and credit of the U.S. Government. The FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. The FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

4. Operating Policies (Continued)
Derivatives. The following table provides information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives October 31, 2018			Liability Derivatives October 31, 2018

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Core Plus Bond Account
Credit Contracts	Receivables, Total distributable earnings (loss)	$207	*	Payables, Total distributable earnings (loss)	$—
Interest rate contracts	Receivables, Total distributable earnings (loss)	$493	*	Payables, Total distributable earnings (loss)	$174	*
	Total	$700	*		$174	*

LargeCap Growth Account I
Equity contracts	Receivables, Total distributable earnings (loss)	$—		Payables, Total distributable earnings (loss)	$2	*
*Includes cumulative unrealized appreciation/depreciation of exchange cleared swaps and futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Statement of Operations	Net Realized Gain or (Loss) on Derivatives Recognized in Statement of Operations	Net Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Statement of Operations
Core Plus Bond Account
Credit contracts	Net realized gain (loss) from Swap agreements/Net change in unrealized appreciation/(depreciation) of Swap agreements	$(219)	$207
Interest rate contracts	Net realized gain (loss) from Futures contracts/Net change in unrealized appreciation/(depreciation) of Futures contracts	$83	$238
	Total	$(136)	$445
LargeCap Growth Account I
Equity contracts	Net realized gain (loss) from Futures contracts/Net change in unrealized appreciation/(depreciation) of Futures contracts	$185	$(70)
Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of the Core Plus Bond Account.
The following table includes a summary of the average quarterly outstanding notional by derivative instrument type for the Variable: year ended December 31, 2018:

Contract Type	Derivative Type	Average Notional (‘000)
Core Plus Bond Account
Credit Contracts	Exchange Cleared Credit Default Swaps - Buy Protection	$11,926
Interest Rate Contracts	Futures - Long	20,892
	Futures - Short	7,708
LargeCap Growth Account I
Equity Contracts	Futures - Long	4,924
5. Fair Valuation
Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts may use one or more of the following approaches: market, income and/or cost. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.
Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the account’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

5. Fair Valuation (Continued)
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

•
Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Investments which are generally included in this category include certain foreign equities, corporate bonds, senior floating rate interests, municipal bonds, and U.S. Government and Government Agency Obligations.

•
Level 3 - Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which may be included in this category include certain common stocks, corporate bonds, mortgage backed securities or senior floating rate interests.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Accounts’ own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date, when available.
Investments which are included in the Level 3 category may be valued using indicative quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.
The fair values of these securities are dependent on economic, political, and other considerations. The values of such securities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).
Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a valuation committee (“Valuation Committee”) of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets at least monthly and reports directly to the Board of Directors. A pricing group (“the Pricing Group”), who reports to the Valuation Committee, relies on the established pricing policies to determine fair valuation. Included in the pricing policies is an overview of the approved valuation approaches established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.
The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

5. Fair Valuation (Continued)
The following is a summary of the inputs used as of December 31, 2018 in valuing the Accounts’ securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
Core Plus Bond Account
Bonds*	-	186,733	-	186,733
Common Stocks*	35	-	-	35
Investment Companies	3,894	-	-	3,894
Preferred Stocks
Communications	127	-	-	127
Consumer, Non-cyclical	-	8	-	8
Senior Floating Rate Interests*	-	5,813	-	5,813
U.S. Government & Government Agency Obligations*	-	108,466	-	108,466
Total investments in securities	$4,056	$301,020	$—	$305,076
Assets
Credit Contracts
Exchange Cleared Credit Default Swaps**	-	207	-	207
Interest Rate Contracts
Futures**	493	-	-	493
Liabilities
Interest Rate Contracts
Futures**	(174)	-	-	(174)
Income Account
Bonds*	-	109,688	-	109,688
Common Stocks
Energy	391	-	-	391
Industrial	-	-	4,735	4,735
Utilities	-	-	284	284
Convertible Bonds*	-	1,175	-	1,175
Investment Companies	1,795	-	-	1,795
Senior Floating Rate Interests*	-	1,196	-	1,196
U.S. Government & Government Agency Obligations*	-	61,658	-	61,658
Total investments in securities	$2,186	$173,717	$5,019	$180,922
LargeCap Growth Account
Common Stocks*	97,684	-	-	97,684
Investment Companies	2,326	-	-	2,326
Total investments in securities	$100,010	0	0	$100,010

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
LargeCap Growth Account I
Common Stocks
Basic Materials	4,812	-	-	4,812
Communications	59,421	-	6	59,427
Consumer, Cyclical	22,320	-	-	22,320
Consumer, Non-cyclical	82,546	-	-	82,546
Energy	227	-	-	227
Financial	25,679	-	-	25,679
Industrial	30,162	-	-	30,162
Technology	64,441	-	-	64,441
Utilities	1,537	-	-	1,537
Convertible Preferred Stocks
Communications	-	-	986	986
Investment Companies	6,372	-	-	6,372
Preferred Stocks
Technology	-	51	153	204
Total investments in securities	$297,517	$51	$1,145	$298,713
Liabilities
Equity Contracts
Futures**	(2)	-	-	(2)
*For additional detail regarding sector classifications, please see the Schedule of Investments.
**Exchange cleared swaps and futures are presented at the unrealized appreciation/(depreciation) of the instrument.

Pro Forma Notes to Financial Statements
December 31, 2018
(unaudited)

5. Fair Valuation (Continued)
Certain detailed information is provided for those Accounts with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

Account	Asset Type	Fair Value as of December 31, 2018	Valuation Technique	Unobservable Input	Input Valuations

Income Account	Common Stock	$ 4,735	Enterprise Valuation Model*	EBITDA Multiples	0.95 - 1.15x
	Common Stock	284	Indicative Market Quotations	Broker Quote	$140.00
		$ 5,019
*As of December 31, 2018, a Level 3 security changed its valuation approach from an enterprise valuation model with comparable company and discounted cash flow techniques to an enterprise valuation model with comparable company technique. The change in the valuation approach is driven by the Valuation Committee’s decision that prospective financial information is not updated timely to account for external market factors. The appropriateness of the fair value of this security is monitored by the Valuation Committee.
The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts in thousands):

Account	Value December 31, 2017	Realized Gain/ (Loss)	Accrued Discounts/ Premiums and Change in Unrealized Gain/ (Loss)	Purchases	Proceeds from Sales	Transfers into Level 3*	Transfers Out of Level 3**	Value December 31, 2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at December 31, 2018
Income Account
Common Stock
Industrial	$ 3,630	0	$ 1,105	0	0	0	0	$ 4,735	$ 1,105
Utilities	0	0	62	222	0	0	0	284	62
Total	$ 3,630	0	$ 1,167	$ 222	0	0	$ --	$ 5,019	$ 1,167
*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading has been halted
2. Securities that have certain restrictions on trading
3. Instances in which a security is not priced by a pricing services
**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading resumes
2. Securities where trading restrictions have expired
3. Instances in which a price becomes available from a pricing service
At the end of the year, there were no other Accounts which had a significant Level 3 balance. During the year, there were no significant purchases, sales, or transfers into or out of Level 3, except as noted above.
6. Capital Shares
The pro forma net asset value per share assumes issuance of shares of the Acquiring Funds that would have been issued at December 31, 2018, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of the Acquired Funds as of October 31, 2018, divided by the net asset value per share of Acquiring Funds as of December 31, 2018. The pro forma number of shares outstanding, by class, for the combined account can be found on the pro forma statement of assets and liabilities.
7. Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on December 31, 2018. The expenses of the Acquired Funds were adjusted assuming the fee structure of the Acquiring Funds was in effect for the twelve months ended December 31, 2018.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:
(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.    Was committed in bad faith; or
2.    Was the result of active and deliberate dishonesty; or
(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Each director has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File No. 002-35570

(1)	Articles of Restatement dated 02/14/2019 – Filed as Ex-99(a) on 02/28/2019 (Accession No. 0000012601-19-000024)
(2)	By-laws effective 12/14/2015 - Filed as Ex-99(b) on 02/23/2016 (Accession No. 0000012601-16-000309)
(3)	N/A
(4)	Forms of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.
(6)	Amended and Restated Management Agreement dated 03/30/2017 - Filed as Ex-99(d)(2) on 04/26/2017 (Accession No. 0000012601-17-000115)
(7)	Distribution Agreement dated 12/14/2009 – Filed as Ex-99(e)(3) on 03/02/2011 (Accession No. 0000898745-11-000061)
(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g) on 02/14/2013 (Accession No. 0001144204-13-008876)
(10)	Rule 12b-1 Plan
(a) Amended Distribution Plan and Agreement – Class 2 Shares dated 7/28/2015 - Filed as Ex-99(m)(1)a on 02/23/2016 (Accession No. 0000012601-16-000309)
(b) Amended Distribution Plan and Agreement – Class 2 Shares dated 03/30/2017 - Filed as Ex-99(m)(2) on 04/26/2017 (Accession No. 0000012601-17-000115)
(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of ______________________________ on tax matters **
(13)	N/A
(14)	Consent of Independent Registered Public Accountants
(a) Consent of Ernst & Young LLP *
(15)	N/A
(16)	Powers of Attorney *
(17)	(a) (1)
The Prospectus for Class 1 and Class 2, dated May 1, 2018, included in Post-Effective Amendment No. 114 to the registration statement on Form N-1A (File No. 002-35570) filed on April 25, 2018 (Accession No. 0000012601-18-000087)

(2) Supplements to the Class 1 and Class 2 shares Prospectus dated and filed June 18, 2018, July 13, 2018, September 17, 2018, October 9, 2018, December 17, 2018, and February 15, 2019.
(b)
Statement of Additional Information dated May 1, 2018, dated May 1, 2018, included in Post-Effective Amendment No. 114 to the registration statement on Form N-1A (File No. 002-35570) filed on April 25, 2018 (Accession No. 0000012601-18-000087)

(c) Annual Report of Principal Variable Contracts Funds, Inc. for the fiscal year ended December 31, 2018 filed on Form N-CSR on February 26, 2019 (Accession No. 0000012601-18-000010)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Des Moines and State of Iowa, on the 8th day of March, 2019.

Principal Variable Contracts Funds, Inc. (Registrant) /s/ M. J. Beer _____________________________________ M. J. Beer Director, President and Chief Executive Officer

Attest: /s/ B. C. Wilson ______________________________________ Beth C. Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ M. J. Beer __________________________ Michael J. Beer	Director, President and Chief Executive Officer (Principal Executive Officer)	March 8, 2019

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	March 8, 2019

/s/ S. L. Reece __________________________ S. L. Reece	Vice President and Controller (Controller)	March 8, 2019

(E. Ballantine)* __________________________ E. Ballantine	Director	March 8, 2019

(L. T. Barnes)* __________________________ L. T. Barnes	Director	March 8, 2019

(C. Damos)* __________________________ C. Damos	Director	March 8, 2019

(N. M. Everett)* __________________________ N. M. Everett	Chair	March 8, 2019

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	March 8, 2019

(P. G. Halter)* __________________________ P. G. Halter	Director	March 8, 2019

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	March 8, 2019

(T. Huang)* __________________________ T. Huang	Director	March 8, 2019

(K. McMillan)* __________________________ K. McMillan	Director	March 8, 2019

(E. A. Nickels)* __________________________ E. A. Nickels	Director	March 8, 2019

(M. M. VanDeWeghe)* __________________________ M. M. VanDeWeghe	Director	March 8, 2019

* Pursuant to Power of Attorney
Previously filed as Ex-99(j)(3) on 12/16/2014 (Accession No. 0000012601-14-000271), filed for E. A. Nickels as Ex-99(j) (3) on 02/23/2016 (Accession No. 0000012601-16-000309), filed for Patrick G. Halter as Ex-99(j)(3) on 03/01/2018 (Accession No. 0000012601-18-000015) and filed for M. M. VanDeWeghe as Ex-99(j)(3) on 04/25/2018 (Accession No. 0000012601-18-000087).

EXHIBIT INDEX

Exhibit No.		Description
4		Forms of Plans of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

11		Opinion and Consent of counsel regarding legality of issuance of shares and other matters

12		Opinion and Consent of ________________________ - on tax matters **

14	(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants

16	Power of Attorney
	(a)	Power of Attorney - Income Account into Core Plus Bond Account dated 12/11/2018
	(b)	Power of Attorney - LargeCap Growth Account into LargeCap Growth Account I dated 12/11/2018
	(c)	Power of Attorney - Multi-Asset Income Account into SAM (Strategic Asset Management) Flexible Income Account dated 12/11/2018

** to be filed by amendment